SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934


Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]

Check the appropriate box:
[_]  Preliminary Proxy Statement
[_] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[_]  Definitive Additional Materials
[_]  Soliciting Material Under Sec. 240.14a-12


                          HIENERGY TECHNOLOGIES, INC.
                    ---------------------------------------
                (Name of Registrant as Specified in Its Charter)


      ---------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):
[X]  No fee required
[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1)   Title of each class of securities to which transaction applies:
          ______________________________________________________________________
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          ______________________________________________________________________
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the
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     previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)  Amount Previously Paid: _______________________________________________
     2)  Form Schedule or Registration Statement No.: __________________________
     3)  Filing Party: _________________________________________________________
     4)  Date Filed: ___________________________________________________________

                       [HIENERGY TECHNOLOGIES LETTERHEAD]




September 10, 2002


Dear  Shareholder:

     You are cordially invited to attend the 2002 Annual Meeting of Shareholders of HiEnergy Technologies, Inc. to be held at 11:00 a.m. Pacific Daylight Time on Thursday, October 10, 2002, at the Hilton Hotel located at 18800 MacArthur Blvd., Irvine, California.

     The accompanying Notice of the 2002 Annual Meeting of Shareholders and Proxy Statement describe the matters to be presented at the Annual Meeting. The Board of Directors recommends that shareholders vote in favor of each of the matters presented.

     Your vote is important. Whether or not you plan to attend the Annual Meeting, PLEASE mark, sign, date and return the Proxy Card in the enclosed
          ------
self-addressed and stamped envelope as soon as possible. Your stock will be voted in accordance with the instructions you have given in the Proxy Card. You may still attend the Annual Meeting and vote in person even if you have previously voted by proxy.

     I look forward very much to seeing you on October 10th.


                                                     Sincerely,

                                                     /s/ B.C. Maglich

                                                     Dr. Bogdan C. Maglich
                                                     Chairman of the Board

                  NOTICE OF 2002 ANNUAL MEETING OF SHAREHOLDERS
                         OF HIENERGY TECHNOLOGIES, INC.
                  TO BE HELD AT 11:00 A.M. ON OCTOBER 10, 2002

To the Shareholders of HiEnergy Technologies, Inc.:

NOTICE IS HEREBY GIVEN that the 2002 Annual Meeting of Shareholders of HiEnergy Technologies, Inc., a Washington corporation, will be held at 11:00 a.m. Pacific Daylight Time on Thursday, October 10, 2002, at the Hilton Hotel located at 18800 MacArthur Blvd., Irvine, California, and all adjournments and postponements thereof, for the following purposes:

     1. To elect five directors to serve staggered terms of one, two and three years and until their respective successors are elected and qualified;

     2. To ratify the Board's appointment of Singer Lewak Greenbaum & Goldstein LLP, Certified Public Accountants, as the independent auditors for HiEnergy Technologies for the fiscal year ending April 30, 2003;

     3. To ratify the Board's grant of a stock option to Dr. Bogdan Maglich to purchase 2,482,011 shares of HiEnergy Technologies' Common Stock;

     4. To ratify the Board's approval of HiEnergy Technologies' Employment Agreement, as amended, with Dr. Bogdan Maglich, including the issuance of additional stock options to Dr. Maglich during the term of the Employment Agreement;

     5. To ratify the Board's grant of a stock option to Isaac Yeffet to purchase 1,000,000 shares of HiEnergy Technologies' Common Stock;

     6. To adopt and approve the Agreement and Plan of Merger to effect a change of domicile of HiEnergy Technologies from the State of Washington to the State of Delaware; and

     7. To transact such other business as may properly come before the Annual Meeting and any adjournment or postponement thereof.

The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice. The Board of Directors of HiEnergy Technologies has fixed August 12, 2002 as the record date for determining shareholders entitled to receive notice of, and to vote at, the Annual Meeting or any adjournment or postponement thereof. Only shareholders of record at the close of business on that date will be entitled to notice of and to vote at the Annual Meeting.

With respect to Proposal No. 6, regarding a change of domicile, shareholders are or may be entitled to assert dissenters' rights pursuant to Chapter 23B.13 of the Revised Code of Washington. See the Proxy Statement under Proposal No. 6 for more information about dissenters' rights.

ALL SHAREHOLDERS ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING IN PERSON, BUT EVEN IF YOU EXPECT TO BE PRESENT AT THE ANNUAL MEETING, YOU ARE REQUESTED TO MARK, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE IN THE ENVELOPE PROVIDED TO ENSURE YOUR REPRESENTATION. SHAREHOLDERS ATTENDING THE ANNUAL MEETING MAY VOTE IN PERSON EVEN IF THEY HAVE PREVIOUSLY VOTED BY PROXY.

                                         By Order of the Board of Directors,

                                         /s/ Michal Levy

                                         Michal Levy
                                         Secretary
Irvine, California
September 10, 2002

                          HIENERGY TECHNOLOGIES, INC.
                                10 MAUCHLY DRIVE
                            IRVINE, CALIFORNIA 92618

--------------------------------------------------------------------------------

                                 PROXY STATEMENT
                                     FOR THE
                       2002 ANNUAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON OCTOBER 10, 2002


GENERAL

This Proxy Statement is furnished to the shareholders of HiEnergy Technologies, Inc., a Washington corporation, in connection with the solicitation of proxies by the Board of Directors of HiEnergy Technologies. The proxies are to be voted at the 2002 Annual Meeting of Shareholders of HiEnergy Technologies (the "Annual Meeting") to be held at the Hilton Hotel located at 18800 MacArthur Blvd., Irvine, California, at 11:00 a.m., Pacific Daylight Time, on Thursday, October 10, 2002, and any adjournment or postponement thereof, for the purposes set forth in the accompanying Notice. The Board is not aware of any other matters to be presented at the Annual Meeting. If any other matter should be presented at the Annual Meeting upon which a vote properly may be taken, shares represented by all duly executed proxies received by HiEnergy Technologies will be voted with respect thereto in accordance with the best judgment of the persons designated as the proxies. This Proxy Statement and the accompanying form of proxy have been mailed to shareholders on or about September 10, 2002.

HiEnergy Technologies' principal offices are located at 10 Mauchly Drive, Irvine, California 92618, and its telephone number is 949.727.3389.

The cost of the solicitations will be borne by HiEnergy Technologies, including the costs of preparing, assembling, printing and mailing this Proxy Statement, the Proxy Card and any additional information furnished to shareholders. No additional compensation will be paid to directors, officers or other regular employees for their services in connection with this proxy solicitation.

ANNUAL REPORT ON FORM 10-KSB

An Annual Report to Shareholders on Form 10-KSB (the "Annual Report"), containing financial statements for the fiscal year ended April 30, 2002, accompanies this Proxy Statement. Shareholders are referred to the Annual Report for financial and other information about the activities of HiEnergy Technologies. The Annual Report is not incorporated by reference into this Proxy Statement and is not deemed to be a part hereof.

HiEnergy Technologies will furnish to you any exhibit described in the list accompanying the Annual Report, upon the payment, in advance, of the specified reasonable fees related to HiEnergy Technologies' furnishing of such exhibit(s). Requests for copies of the Annual Report and/or exhibit(s) should be directed to Ms. Michal Levy, Secretary of HiEnergy Technologies, at HiEnergy Technologies' principal address at 10 Mauchly Drive, Irvine, California 92618 or by calling
949.727.3389. In the alternative, you may find the Annual Report and the exhibits to the Annual Report on the Security and Exchange Commission's web-site at www.sec.gov.

RECORD  DATE  AND  VOTING  RIGHTS

Only holders of record of HiEnergy Technologies shares of common stock, par value $0.0001 per share (the "Common Stock"), at the close of business on August 12, 2002 (the "Record Date") will be entitled to notice of, and to vote at, the Annual Meeting. On the Record Date, HiEnergy Technologies had 22,613,098 shares of Common Stock outstanding. Each share of Common Stock is entitled to one vote at the Annual Meeting.

The  following  table  summarizes the voting requirements for the six proposals:

PROPOSAL                                                        VOTE REQUIRED
----------------------------------------  ---------------------------------------------------------
Proposal No. 1: Election of five          Plurality of the votes of shares of Common Stock
directors.                                present or represented and entitled to vote at the
                                          Annual Meeting. There is no cumulative voting;
                                          therefore, persons controlling a majority of the shares
                                          of Common Stock present or represented and entitiled to
                                          vote at the Annual Meeting can elect all of the
                                          directors.

----------------------------------------  ---------------------------------------------------------
Proposal No. 2: Ratification of the       The votes cast in favor of ratification must exceed the
Board's appointment of Singer Lewak       votes cast opposing ratification.
Greenbaum & Goldstein as HiEnergy
Technologies' auditors for fiscal year
ending April 30, 2003.

----------------------------------------  ---------------------------------------------------------
Proposal No. 3: Ratification of the       The votes cast in favor of ratification must exceed the
Board's grant of a stock option to Dr.    votes cast opposing ratification (excluding the shares of
Maglich to purchase 2,482,011 shares of   Common Stock beneficially owned by Dr. Maglich).
Common Stock.

----------------------------------------  ---------------------------------------------------------
Proposal No. 4: Ratification of the       The votes cast in favor of ratification must exceed the
Board's approval of HiEnergy              votes cast opposing ratification (excluding the shares of
Technologies' Employment Agreement,       Common Stock beneficially owned by Dr. Maglich).
as amended, with Dr. Maglich, including
the issuance of additional stock options
during the term of the Employment
Agreement.

----------------------------------------  ---------------------------------------------------------
Proposal No. 5: Ratification of the       The votes cast in favor of ratification must exceed the
Board's grant of a stock option to Isaac  votes cast opposing ratification.
Yeffet to purchase 1,000,000 shares of
HiEnergy Technologies' Common Stock
in connection with a consulting
agreement with Yeffet Security
Consultant, Inc.

----------------------------------------  ---------------------------------------------------------
Proposal No. 6: Adoption and approval     A vote "for" adoption and approval by a majority of all
of the Agreement and Plan of Merger to    of the issued and outstanding shares of Common Stock
effect a change of domicile of HiEnergy   (as determined on the Record Date and not limited to
Technologies from the State of            the Common Stock present or represented at the
Washington to the State of Delaware       Annual Meeting).


QUORUM

One-third of HiEnergy Technologies' issued and outstanding shares of Common Stock present in person or represented by proxy constitutes a quorum for the transaction of business at the Annual Meeting. Broker non-votes occur when a person holding shares through a bank or brokerage account does not provide instructions as to how his or her shares should be voted and the broker does not exercise discretion to vote those shares on a particular matter. Abstentions and broker non-votes will be included in determining the presence of a quorum at the Annual Meeting. However, an abstention or broker non-vote will not have any effect on the outcome for the election of directors.

Note that the proposal to change the domicile of HiEnergy Technologies requires a favorable vote by a majority of all of the issued and outstanding shares of Common Stock as of the Record Date. Abstentions and broker non-votes, because they are not affirmative votes, will have the same practical effect as votes against Proposal No. 6.

LIST  OF  SHAREHOLDERS  ENTITLED  TO  VOTE

At least 10 days before the Annual Meeting, the Secretary of HiEnergy Technologies will make a complete list of the shareholders entitled to vote at the Annual Meeting arranged in alphabetical order, with the address of and number of shares held by each shareholder. The list will be kept on file at the principal offices of HiEnergy Technologies and will be subject to inspection by any shareholder of HiEnergy Technologies at any time during normal business hours. The list will also be present for inspection at the Annual Meeting.

ATTENDANCE  AND  VOTING  AT  THE  ANNUAL  MEETING

If you own shares of record, you may attend the Annual Meeting and vote in person, regardless of whether you have previously voted on a Proxy Card. If you own shares through a bank or brokerage firm account, you may attend the Annual Meeting, but in order to vote your shares at the meeting, you must obtain a "legal proxy" from the bank or brokerage firm that holds your shares. You should contact your account representative to learn how to obtain a "legal proxy". HiEnergy Technologies encourages you to vote your shares in advance of the Annual Meeting date by one of the methods described above, even if you plan on attending the Annual Meeting. You may change or revoke your proxy at the Annual Meeting as described below even if you have already voted.

PROXY  VOTING

Shares for which Proxy Cards are properly executed and returned will be voted at the Annual Meeting in accordance with the directions noted thereon or, in the absence of directions, will be voted "FOR" the election of each of the nominees to the Board of Directors named on the following page, and "FOR" the other proposals to be voted on at the Annual Meeting. It is not expected that any matters other than those referred to in this Notice and Proxy Statement will be brought before the Annual Meeting. If, however, other matters are properly presented, the persons named as proxies will vote in accordance with their discretion with respect to such matters.

The manner in which your shares may be voted by proxy depends on how your shares are held. If you own shares of record, meaning that your shares of Common Stock are represented by certificates or book entries in your name so that you appear as a shareholder on the records of HiEnergy Technologies' stock transfer agent, Signature Stock Transfer Inc., a Proxy Card for voting those shares will be included with this Proxy Statement. You may vote those shares by completing, signing and returning the Proxy Card in the enclosed envelope.

If you own shares through a bank or brokerage firm account, you may instead receive a voting instruction form with this Proxy Statement, which you may use to instruct how your shares should be voted. Just as with a proxy, you may vote those shares by completing, signing and returning the voting instruction form in the enclosed envelope. Many banks and brokerage firms have arranged for Internet or telephonic voting of shares and provide instructions for using those services on the voting instruction form. If your bank or brokerage firm uses ADP Investor Communication Services, you may vote your shares via the Internet at www.proxyvote.com or by calling the toll-free number on your voting instruction
-----------------
form.

Brokers holding shares of record for their customers generally are not entitled to vote on certain matters unless their customers give them specific voting instructions. If the broker does not receive specific instructions, the broker will note this on the proxy form or otherwise advise HiEnergy Technologies that it lacks voting authority.

REVOCATION

Any shareholder holding shares of record may revoke a previously granted proxy at any time before it is voted by delivering to the Secretary of HiEnergy Technologies a written notice of revocation or a duly executed Proxy Card bearing a later date or by attending the Annual Meeting and voting in person. Any shareholder holding shares through a bank or brokerage firm may revoke a previously granted proxy or change previously given voting instructions by contacting the bank or brokerage firm, or by obtaining a "legal proxy" from the bank or brokerage firm and voting at the Annual Meeting.

DATE  AND  TIME  OF  OPENING  AND  CLOSING  OF  THE  POLLS

The date and time of the opening of the polls for the Annual Meeting shall be 11:00 a.m. on October 10, 2002. The time of the closing of the polls for voting shall be announced at the Annual Meeting. No ballot, proxies or votes, nor any revocations or changes to a vote, shall be accepted after the closing of the polls unless a court of equity, upon application by a shareholder, determines otherwise.

INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

The directors and executive officers of HiEnergy Technologies do not have any substantial interest in the matters to be acted upon at the Annual Meeting except that Dr. Maglich, Chairman of the Board and Chief Scientist, has a direct interest in the ratification and approval by the shareholders of his employment agreement and the stock option grants made to him and contemplated to be made to him as provided in Proposal No. 3 and Proposal No. 4, respectively.

Also, the change of domicile of HiEnergy Technologies from Washington to Delaware may benefit its directors and executive officers in that Delaware law affords some protection and certainty about the rules that can potentially determine whether their personal assets might need to be spent in defense of claims by HiEnergy Technologies, shareholders or third parties.


--------------------------------------------------------------------------------
PROPOSAL NO. 1:  ELECT DIRECTORS
--------------------------------------------------------------------------------

The Board of Directors of HiEnergy Technologies has proposed that the following five nominees be elected at the Annual Meeting, each of whom shall hold office for one, two or three years, as provided below, and until his successor shall have been elected and qualified: Dr. Bogdan Maglich; Mr. Richard Alden; Mr. Gregory Gilbert; Mr. Harb Al Zuhair; and Mr. Barry Alter. Unless otherwise instructed, it is the intention of the persons named as proxies on the accompanying Proxy Card to vote shares represented by properly executed proxies for the election of such nominees. Although the Board of Directors anticipates that the five nominees will be available to serve as directors of HiEnergy Technologies, if any of them should be unwilling or unable to serve, it is intended that the proxies will be voted for the election of such substitute nominee or nominees as may be designated by the Board of Directors.

                          CHANGE IN CONTROL TRANSACTION

HiEnergy Technologies' corporate structure includes a parent public company and an operating subsidiary. HiEnergy Technologies is the parent public company and was incorporated under the laws of the State of Washington on March 20, 2000, under the name SLW Enterprises Inc. On April 30, 2002, SLW changed its name to HiEnergy Technologies, Inc. following its acquisition of an approximately 92% ownership interest in HiEnergy Microdevices, Inc. on April 25, 2002 in a reverse take-over transaction. As a result of this transaction, former shareholders of HiEnergy Microdevices came to own approximately 65% of the outstanding equity of the parent public company and the five directors of HiEnergy Microdevices became five of the six directors of the parent public company.

HiEnergy Microdevices is a Delaware corporation formed in 1995. It is the entity where the remote detection technology has been developed. Dr. Bogdan Maglich, HiEnergy Technologies' Chairman of the Board and Chief Scientist, founded HiEnergy Microdevices to commercialize the technology he invented to remotely and non-intrusively decipher the chemical composition of a substance.

                       NOMINEES FOR THE BOARD OF DIRECTORS

The following persons currently serve and have been nominated to continue to serve as directors of HiEnergy Technologies. As provided in the Articles of Incorporation of HiEnergy Technologies, the directors are to serve staggered terms, which is intended to prevent the replacement of the entire Board at an annual meeting of the shareholders. The Board will be divided into three classes, with each class to be as nearly equal in number as possible, as specified by resolution of the Board of Directors. The term of office of directors of the first class shall expire at the first annual meeting of shareholders after their election. The term of office of directors of the second class shall expire at the second annual meeting after their election. The term of office of directors of the third class shall expire at the third annual meeting after their election. At each annual meeting after such classification, a number of directors equal to the number of the class whose term expires at the time of such meeting shall be elected to hold office until the third succeeding annual meeting. Absent his or her death, resignation or removal, a director shall continue to serve despite the expiration of the director's term until his or her successor shall have been elected and qualified or until there is a decrease in the number of directors. If elected, the directors will serve staggered terms of one, two and three years as follows:

Class  I  -  One  Year
----------------------
     - BARRY ALTER has served as CEO, President, Treasurer and a Director of HiEnergy Technologies since February 2002.
     - RICHARD F. ALDEN has served as a Director of HiEnergy Technologies since April 2002 and has been a director of HiEnergy Microdevices since June 1997.

Class  II  -  Two  Years
------------------------
     - GREGORY F. GILBERT has served as a Director of HiEnergy Technologies since April 2002 and has been a director of HiEnergy Microdevices since 1996.
     - HARB S. ALZUHAIR has served as a Director of HiEnergy Technologies since April 2002 and has been a director of HiEnergy Microdevices since June 1997.

Class  III  -  Three  Years
---------------------------
     - BOGDAN C. MAGLICH has served as Chairman of the Board and Chief Scientist of HiEnergy Technologies since April 2002 and has been Chairman of the Board of HiEnergy Microdevices since August 1995.

Biographical information regarding each of the nominees for the Board of Directors is set forth below under the section entitled DIRECTORS AND EXECUTIVE OFFICERS.

                    SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
                              OWNERS AND MANAGEMENT

To HiEnergy Technologies' knowledge, the following table sets forth information with respect to the beneficial ownership of its outstanding Common Stock as of the record date, August 12, 2002, by: (i) each person known by HiEnergy Technologies to beneficially own more than 5% of its Common Stock; (ii) each of its executive officers; (iii) each of its directors; and (iv) all of its executive officers and directors as a group.

Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and includes voting or investment power with respect to the securities. Unless otherwise indicated, the address for those listed below is c/o HiEnergy Technologies, Inc., 10 Mauchly Drive, Irvine, California 92618. Except as indicated by footnote, and subject to applicable community property laws, the persons named in the table have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them. The number of shares of Common Stock outstanding used in calculating the percentage for each listed person includes the shares of Common Stock underlying options held by such persons that are exercisable within 60 days of August 12, 2002, but excludes shares of Common Stock underlying options held by any other person. The number of shares of HiEnergy Technologies' Common Stock outstanding as of August 12, 2002 was 22,613,098. Except as otherwise noted, the amounts reflected below are based upon information provided to HiEnergy Technologies and in filings with the Securities and Exchange Commission.

                                                                            PERCENT OF
NAME OF BENEFICIAL OWNER                                 NUMBER OF SHARES   OUTSTANDING
-------------------------------------------------------  -----------------  ------------
Dr. Bogdan C. Maglich, Chairman of the Board and Chief      10,898,370 (1)        43.43%
Scientist

Barry Alter, CEO, President, Treasurer and Director             1,542,500          5.90%

Michal Levy, Secretary and Vice President                      110,588 (2)            *

Gregory F. Gilbert, Director (3)                                        0             *

Richard F. Alden, Director                                     953,411 (4)         4.20%

Harb S. Al Zuhair, Director                                    828,422 (5)         3.66%

ALL EXECUTIVE OFFICERS & DIRECTORS AS A GROUP                  14,333,291         56.83%
(7 Persons)

*  Indicates less than one percent of the Common Stock.

(1)  Includes  2,334,023 shares owned directly by Dr. Maglich, 1,236,735 shares owned by
Advanced  Projects  Group,  Inc.,  a  Delaware corporation, of which Dr. Maglich is sole director  and  officer  and a ten percent shareholder, 3,345,601 shares owned by Maglich
Family Holdings, Inc., a Delaware corporation, of which Dr. Maglich is sole director and officer and a ten percent shareholder, and 1,500,000 shares owned by Maglich Innovations
Fund  Inc.,  a  Delaware corporation, of which Dr. Maglich is sole director, officer and shareholder.  Dr.  Maglich  disclaims  beneficial ownership of the stock held by Maglich
Family  Holdings,  Inc. and Advanced Projects Group, Inc. beyond his pecuniary interest.
Also  includes  2,482,011 shares of Common Stock issuable upon the exercise of currently exercisable  stock  options.

(2)  Includes  89,410  shares of Common Stock issuable upon the exchange of 4,000 shares of  HiEnergy  Microdevices  Common Stock held by Ms. Levy.  The 4,000 shares of HiEnergy
Microdevices  Common  Stock are subject to payment of a promissory note in the amount of
$3.50  per  share,  or  a total of $14,000.  Also includes 11,178 shares of Common Stock issuable  upon  exchange of 500 shares of HiEnergy Mircodevices Common Stock held by Ms.
Levy.

(3)  Mr  Gilbert's  business address is 8776 Killdee, Suite 100, Orangevalle, California
95662.

(4)  Includes  2,236  shares  of  Common  Stock held by Richmar Associates, a California general  partnership,  of which Mr. Alden is the Managing Partner.  Also includes 15,000 shares  held by Rimar Investments, Inc., a California corporation, of which Mr. Alden is a  director and shareholder.  Mr. Alden disclaims beneficial ownership of the stock held by  Richmar  Associates  and  Rimar  Investments  beyond  his  pecuniary interest.  Also includes  75,999  shares  of  Common Stock issuable upon the exchange of 3,400 shares of
HiEnergy  Microdevices  Common  Stock  held  by  Mr. Alden. The 3,400 shares of HiEnergy
Microdevices  Common  Stock are subject to payment of a promissory note in the amount of
$3.50  per  share,  or a total  of $11,900.  Mr.  Alden's business address is 11340 West
Olympic  Boulevard,  Suite  280,  Los  Angeles,  California  90061

(5)  Includes  17,882 shares of Common Stock issuable upon the exchange of 800 shares of
HiEnergy  Microdevices  Common  Stock  held by Mr. Al Zuhair. The 800 shares of HiEnergy
Microdevices  Common  Stock are subject to payment of a promissory note in the amount of
$3.50  per  share,  or  a  total  of  $2,800.

                                CHANGE IN CONTROL

HiEnergy Technologies is not aware of any arrangement that would upset the control mechanisms currently in place over the corporation. Although it is conceivable that a third party could attempt a hostile takeover of HiEnergy
Technologies,  it  has  not  received  notice  of  any  such  effort.

                      EQUITY COMPENSATION PLAN INFORMATION

The following table sets forth information as of April 30, 2002 with respect to compensation plans under which HiEnergy Technologies is authorized to issue shares of its Common Stock, aggregated as follows:

          -    all compensation plans previously approved by security holders;
               and
          - all compensation plans not previously approved by security holders.

                       (a)                       (b)                     (c)
---------------------  ------------------------  ----------------------  ------------------------
Plan Category          Number of securities to   Weighted-average        Number of securities
                       be issued upon exercise   exercise price of       remaining available for
                       of outstanding options,   outstanding options,    future issuance under
                       warrants and rights       warrants and rights     equity compensation
                                                                         plans (excluding
                                                                         securities reflected in
                                                                         column (a))
---------------------  ------------------------  ----------------------  ------------------------
Equity compensation
plans approved by                            0                        0                        0
security holders
---------------------  ------------------------  ----------------------  ------------------------
Equity compensation
plans not approved by             2,482,011 (1)  $                0.134                       (2)
security holders
---------------------  ------------------------  ----------------------  ------------------------

Total                                2,482,011   $                0.134                       (2)

(1) On April 24, 2002, the Board of Directors of HiEnergy Technologies approved the issuance and grant of a non-qualified stock option to Dr. Maglich to purchase 2,483,011 shares of HiEnergy Technologies Common Stock with an exercise price of $0.134 and a term that ends on November 30, 2008. The stock option was granted pursuant to the reverse takeover of HiEnergy Microdevices by SLW and Dr. Maglich's agreement to cancel a HiEnergy Microdevices' stock option to purchase 111,040 shares of HiEnergy Microdevices common stock with an exercise price of $3.00 and a term that would have ended on November 30, 2008. The number of shares and exercise price for the HiEnergy Technologies stock option was determined by using the same exchange rate as that used in the voluntary share exchange transaction, or 22.3524 shares of HiEnergy Technologies Common Stock for each share of HiEnergy Microdevices, which resulted in an exercise price of $0.134 per share. The Board has recommended that the shareholders of HiEnergy Technologies ratify the grant of the stock option at the 2002 Annual Meeting of Shareholders. See Proposal No. 3 of this Proxy Statement for further information about the stock option granted to Dr. Maglich.


                                        7

(2) The Employment Agreement, as amended, between Dr. Maglich and HiEnergy Technologies contemplates the issuance of the following stock options to Dr. Maglich annually through the term of the Employment Agreement, or until December 31, 2006: options to purchase one percent per year of HiEnergy Technologies' Common Stock issued and outstanding at the end of each year with an exercise price equal to the average trading price for the preceding thirty days and with terms of five years. In no case may the number of options granted in a given year be less than ten percent of the total number of options granted by HiEnergy Technologies for services in that year. See Proposal No. 4 of this Proxy Statement for further information about the employment agreement.

Other than outstanding options to purchase 2,482,011 shares of HiEnergy Technologies' Common Stock granted to Dr. Maglich at an exercise price of $0.134 per share, HiEnergy Technologies had no other options or warrants outstanding or arrangements for the issuance of options or stock grants outstanding as of April 30, 2002.

In July 2002, HiEnergy Technologies executed a Consulting Agreement with Yeffet Security Consultant, Inc. The Consulting Agreement contemplates the issuance of a non-qualified stock option to Isaac Yeffet, the principal of Yeffet Security Consultant, to purchase 1,000,000 shares of HiEnergy Technologies' Common Stock at an exercise price of $1.00 per share. One half of the shares are exercisable immediately and the other half are exercisable beginning one year after HiEnergy Technologies' Minisenzor product is operational and ready to be shown for approval to appropriate authorities. The Board of Directors has recommended that the stockholders of HiEnergy Technologies ratify the grant of the stock option at the Annual Meeting. See Proposal No. 5 of this Proxy Statement for further information about the stock option granted to Mr. Yeffet.

                        DIRECTORS AND EXECUTIVE OFFICERS

The following table sets forth the name, age and position of each director and executive officer of HiEnergy Technologies as of the date of this Proxy Statement.

    NAME                   AGE  POSITION               TERM
    ---------------------  ---  ---------------------  ----
    Dr. Bogdan C. Maglich   64  Chairman of the Board  April 25, 2002 to present
                                and Chief Scientist

    Barry Alter             47  Director, CEO,         February 20, 2002 to
                                President and          present
                                Treasurer

    Michal Levy             30  Secretary and Vice     April 25, 2002 to present
                                President

    Gregory F. Gilbert      53  Director               April 25, 2002 to present

    Richard F. Alden        77  Director               April 25, 2002 to present

    Harb S. Al Zuhair       64  Director               April 25, 2002 to present


At the Annual Meeting, the directors will be divided into three classes. The three classes will have staggered terms of one, two and three years, which they will serve until the respective annual meeting of shareholders and until their successors have been elected and qualified. There are no family relationships among any of the directors and executive officers of HiEnergy Technologies.

Mr. Edward Finch resigned as a director of HiEnergy Technologies and HiEnergy Microdevices effective September 6, 2002.

All of the executive officers identified above serve at the discretion of the Board and have consented to act as executive officers of HiEnergy Technologies. The biographies for the above individuals covering the past five years are as follows:

BOGDAN  C.  MAGLICH
-------------------

As HiEnergy Technologies' Chairman and Chief Scientist, Dr. Maglich has primary responsibility for technology strategy, technology development and technical proposal development. Dr. Maglich is a respected scientist in his field. He received the White House Citation from President John F. Kennedy and was named an honorary citizen in Switzerland by the President of the Swiss Confederation for his discovery of the omega meson. In addition to his research discoveries and inventions in particle physics, instrumentation, and detection devices, Dr. Maglich has played a role in reducing weapons in areas such as Yugoslavia and Russia and working on safety measures for Soviet reactors in Europe. Currently, Dr. Maglich is involved in the development and testing of three detectors based on his stoichiometric technology.

Dr. Maglich has served as a professor of physics at University of Pennsylvania and has also worked at Rutgers and at the Joint Faculty, Princeton-Penn Accelerator Laboratory. Dr. Maglich also worked in various leadership capacities on a variety of projects, including the following: the CERN European Center for High Energy (nuclear) Physics in Geneva, Switzerland; the U.S. National Laboratories, the Air Force Weapons Laboratory (now known as the Air Force Phillips Laboratory); and the British-Swedish-American Consortium for the design of the King Abdulaziz Energy Research Center in Saudi Arabia. Dr. Maglich received a Ph.D. in high-energy physics and nuclear engineering from the Massachusetts Institute of Technology (MIT), a Master of Science from Britain's University of Liverpool, and a Bachelor of Science from the University of Belgrade.

BARRY  ALTER
------------

Prior to becoming an officer and director of HiEnergy Technologies and during the period from November 2000 through December 2001, Mr. Alter served as Chief Operating Officer of SBS Interactive Inc., a private Nevada corporation in the business of developing, marketing and licensing consumer electronic products, including the use of the television as an interactive medium. Since 1998, Mr. Alter has also worked through his own consulting company, Challure Capital Investment Corporation, to provide business management expertise and assistance with raising working capital to companies in financial difficulty, including Indian Motorcycle, a private California corporation in the motorcycle production business, and xseeksy.com, a private Delaware corporation online relationship dot.com company. From 1983 to 1998, Mr. Alter served as President of Sweet Expressions Inc., a private Ontario company in the business of distributing confectionery.

MICHAL  LEVY
------------

Ms. Levy was appointed Secretary and Vice President on April 25, 2002. As Vice President and Secretary, Ms. Levy handles Investor Relations, Public Relations and maintains HiEnergy Technologies' records. Originally from Israel, Ms. Levy served as Vice President and Secretary for seven years at Tapuz Enterprises, Inc., a successful California construction corporation. Prior to her employment with HiEnergy Technologies, Ms. Levy worked with prize-winning writer Arthur A. Ross as an administrative assistant and was a managing partner at a California LLC dedicated to film production. Ms. Levy has studied at Ben-Zvi, Israel, LAVC and UCLA Extension.

GREGORY  F.  GILBERT
--------------------

Mr. Gilbert has diverse legal, accounting, business, science and engineering skills. He has been a member of the Board of Directors of HiEnergy Microdevices since 1996 and served as HiEnergy Microdevices' CEO and President since March, 2002. He is a licensed attorney in California with 25 years of extensive experience in international law, banking, corporate law, and business.
Currently, he is the CEO of Metabolic Industries, and Hamilton-Biophile, a public company that manufactures creams and lotions, Hamilton-Clarke, a private company and Hamilton-May, a private company. He is also the Administrative
Director  of  the  Diabetes  Research  Institute  in  Sacramento, California. In
addition to the above companies, he is also on the boards of World Medical Organizations, Nevada Pacific Lands, and Xentrol Pharma. He has engineering company experience as a past officer and director of L&H Airco, Hamilton-Detroit, and Sunrise Systems. Prior to his career in business, he practiced law as an international lawyer, representing many foreign companies and entities, including OPEC, TTI and Novartis. He is currently admitted to practice and has practiced in the California Courts of Appeal, the California Supreme Court, the U.S. District Courts, U.S. Court of Appeals, Federal Bankruptcy Courts, the U.S. Court of Claims, the U.S. Tax Court and the U.S. Supreme Court. He remains a member of each bar. He is the recipient of the American Diabetes Association volunteer of the year award (Northern California) and the U.S. Air Force ROTC Outstanding Service Award for 1993, and was nominated for Philanthropist of the Year (1995), Central California, for charitable work to benefit mankind.

RICHARD  F.  ALDEN
------------------

Mr. Richard F. Alden was raised in Southern California. He served as an officer in the South Pacific during World War II. Mr. Alden received his Bachelor of Arts Degree in 1946 from the University of Southern California and his J.D. from the University of Southern California School of Law in 1949, where he served on the Board of Editors of the Law Review. Following graduation, Mr. Alden joined the national law firm of Latham & Watkins, where he remained until 1985, practicing tax, real estate and business acquisition law. In 1985 Mr. Alden retired from Latham & Watkins to assume the position of Vice Chairman of the Board and General Counsel of Hughes Aircraft Company after having served as that company's General Counsel for over a decade and a director of Hughes since 1976. He retired from Hughes in 1988. Mr. Alden is also a director of Safety
Associates, Inc. He is trustee of the California State Parks Foundation, a trustee of the Episcopal Diocesan Investment Trust, and has served as Finance
Chairperson  for  the  Doheny  Eye  Institute.

HARB  S.  AL  ZUHAIR
--------------------

Born on July 4, 1938, Mr. Al Zuhair received his primary education in Beirut and obtained a degree in civil engineering from the Portsmouth College of Technology, U.K. in 1961. In 1971, he established Electronics Equipment Marketing Co. as a division of SADCO, a company run by his family. Electronics Equipment Marketing Co. is one of the leading high-tech companies in Saudi Arabia. Presently Mr. Al Zuhair wholly owns or has investments in a variety of businesses, among them: construction, industrial, banking, mining, aviation and trading companies. Mr. Al Zuhair is also serving as chairman, member of the board of directors and founding member of various companies in the Saudi Kingdom and abroad.

EDWARD  R.  FINCH
-----------------

Mr.  Edward  R.  Finch  has  been  an  attorney since 1948.  He has also been an author, lecturer and diplomat. Mr. Finch served as a Special Ambassador for President Nixon and as a U.S. Delegate for three other Presidents of the United States - Presidents Ford, Reagan and Clinton. He was a U.S. Delegate to Unispace Two for President Reagan in Vienna, Austria and to Unispace Three in 1999 for President Clinton. Mr. Finch is a recognized expert in the following areas of law: trusts and estates law, nonprofit and charitable organizations law; and international outer space law. Since 1986, Mr. Finch has been the President of the Adams J. Memorial Fund, Inc. Mr. Finch is currently involved with a number of organizations in varying capacities, including the following: General Counsel, Saint Giles Foundation, Inc., (since 1986); New York Institute for Special Education (since 1948) (past President); Board of Governors, National Space Society (Member since 1984); Council of American Ambassadors (since 1972); New York State, Federal, American Bar Association-Vice Chairman, committee on Real Property, Wills, Trusts & Estates (since 1979); International Bar Association; The Florida Bar; The International Institute of Space Law; The International Astronautical Academy; American Bar Foundation (Fellow); St. Andrew's Dune, South Hampton, N.Y., and St. Bartholomew's Church in N.Y.; and St. Nicholas Society of the City of N.Y. (Trustee). Mr. Finch is also a former commissioner of the City of New York.

                   BOARD OF DIRECTORS MEETINGS AND COMMITTEES

During the year ended April 30, 2002, there were no meetings of the Board of Directors. However, all matters which required approval were consented to in writing by all directors.

The Board of Directors established an Audit Committee on May 14,2002. The Board of Directors has not established a Nominating Committee or a Compensation Committee. The Audit Committee is responsible to the full Board of Directors. The functions performed by the Audit Committee are summarized below:

AUDIT COMMITTEE. The Audit Committee makes recommendations to the Board of Directors regarding the selection and retention of independent auditors, reviews the scope and results of the audit and reports the results to the Board of Directors. In addition, the Audit Committee reviews the adequacy of internal accounting, financial and operating controls and reviews HiEnergy Technologies' financial reporting compliance procedures. The members of the Audit Committee are Mr. Alter and Mr. Alden. Mr. Alden is an independent director. Mr. Alter currently serves as HiEnergy Technologies' CEO, President and Treasurer. There have been two meetings of the Audit Committee, one held on June 11, 2002 and the other on June 27, 2002.

The Board of Directors authorized the Audit Committee to adopt a written Charter, which the Committee did on June 11, 2002. A copy of the Audit Committee Charter accompanies this Proxy Statement as Appendix A.

                             EXECUTIVE COMPENSATION

The following table sets forth the compensation that HiEnergy Technologies has paid to its Named Executive Officers for the three fiscal years ended April 30, 2002, 2001 and 2000, respectively. With the exception of Dr. Maglich, no executive officer or director received more than $100,000 in annual compensation during the year ended April 30, 2002. HiEnergy Technologies does not currently have a long-term compensation plan and does not grant any long-term compensation to HiEnergy Technologies' executive officers. No other compensation was granted for the periods covered.

----------------------------------------------------------------------------------------------------
                                     SUMMARY COMPENSATION TABLE
----------------------------------------------------------------------------------------------------

                              Annual Compensation           Long-Term Compensation
                             -----------------------------  ----------------------------------------
                                                            Awards                 Pay-Outs
                                                            ---------------------  -----------------
                                                   Other                Securities           All
                                                   Annual   Restricted  Under-               Other
Name and             Fiscal                        Compen-  Stock       lying      LTIP      Compen-
Principal            Year     Salary     Bonus     sation   Award(s)    Options/   Payouts   sation
Position             Ended    ($)        ($)       ($)      ($)         SARs (#)   ($)       ($)
----------------------------------------------------------------------------------------------------

BOGDAN                 2002  $  80,734  $ 50,000  $ 24,952  $ 196,148   2,482,011       -0-      -0-
MAGLICH                2001  $  20,140       -0-  $ 26,666  $  25,000         -0-       -0-      -0-
Chairman and           2000  $  11,430       -0-  $ 19,792  $  41,300         -0-       -0-      -0-
Chief Scientist (1)
----------------------------------------------------------------------------------------------------

BARRY                  2002        -0-       -0-       -0-        -0-         -0-       -0-      -0-
ALTER
Director , CEO
and President
----------------------------------------------------------------------------------------------------

SUZANNE                2002        -0-       -0-       -0-        -0-         -0-       -0-      -0-
WOOD                   2001        -0-       -0-       -0-        -0-         -0-       -0-      -0-
Former Director
and President
----------------------------------------------------------------------------------------------------

(1) Dr. Maglich served as Chairman and Chief Scientist of HiEnergy Microdevices during the three fiscal years covered. He was appointed Chairman and Chief Scientist of HiEnergy Technologies on April 25, 2002. The Other Annual Compensation amounts paid to Dr. Maglich consisted of the following personal expense reimbursements:


EXPENSE CATEGORY:      FISCAL YEAR ENDED 2002   FISCAL YEAR ENDED 2001   FISCAL YEAR ENDED 2000
---------------------  -----------------------  -----------------------  ----------------------
Auto Lease             $                 6,705  $                15,745  $                8,454
Auto Insurance         $                 1,438  $                 2,017  $                1,267
Auto Expenses (other)  $                   500  $                   471  $                  150
Home Rent              $                13,750  $                 6,500  $                6,925
Medical Insurance      $                 2,559  $                 1,933  $                2,996
TOTAL                  $                24,952  $                26,666  $               19,792

Dr. Maglich also received compensation in the form of shares of restricted Common Stock of HiEnergy Microdevices as follows: 196,149 shares with an estimated value of $196,149 during the fiscal year ended April 30, 2002; 35,000 shares with an estimated value of $25,000 during the fiscal year ended April 30, 2001; and 51,500 shares with an estimated value of $41,300 during the fiscal year ended April 30, 2000. These shares were subsequently converted by Dr. Maglich into shares of HiEnergy Technologies Common Stock through participation in the voluntary share exchange transaction with HiEnergy Technologies. In connection with the renegotiation of Dr. Maglich's employment agreement with HiEnergy Microdevices, he received a signing bonus in the form of a $100,000 promissory note subject to HiEnergy Technologies meeting specific financing goals. Dr. Maglich received $50,000 of the signing bonus upon receipt by HiEnergy Technologies of $1,000,000 raised through equity financing during April 2002.

STOCK  OPTION  GRANTS

The following table sets forth information with respect to options to purchase Common Stock granted to each of HiEnergy Technologies' Named Executive Officers during its most recent fiscal year ended April 30, 2002:

----------------------------------------------------------------------------------------
                 Number of     Percent of Total
                 Securities    Options/SARs       Exercise or Base
                 Underlying    Granted to         Price
                 Options/SARs  Employees in       ($/Share)
Name             Granted       Fiscal Year                            Expiration Date
---------------------------------------------------------------------------------------
BOGDAN              2,482,011        100%         $      0.134/share  November 30, 2008
MAGLICH
Chairman and
Chief Scientist
---------------------------------------------------------------------------------------

EXERCISES OF STOCK OPTIONS AND YEAR-END OPTION VALUES

No stock options were exercised by the Named Executive Officers during the fiscal year ended April 30, 2002.

COMPENSATION OF DIRECTORS

To date, HiEnergy Technologies' directors have not been compensated for their service as directors. HiEnergy Technologies plans to compensate its directors with stock options for their service as directors. All directors are reimbursed for any reasonable expenses incurred in the course of fulfilling their duties as a director of HiEnergy Technologies.

HiEnergy Microdevices compensated its directors with shares of its common stock for their service as directors prior to the reverse takeover by HiEnergy Technologies. During the fiscal year ended April 30, 2002, the following HiEnergy Microdevices directors received shares of HiEnergy Microdevices common stock for their service as directors: Mr. Richard Alden received 3,500 shares with an estimated value of $3,500; Mr. Gregory Gilbert received 1,000 with an estimated value of $1,000; and Mr. Edward Finch, a former director of HiEnergy Microdevices, received 1,000 shares with an estimated value of $1,000. These shares were subsequently converted by each of the directors into shares of HiEnergy Technologies Common Stock through participation in the voluntary share exchange transaction with HiEnergy Technologies.

EMPLOYMENT CONTRACTS

In March 2002, HiEnergy Microdevices entered into an employment agreement with Dr. Maglich, its Chairman and Chief Scientist. On July 16, 2002, the Employment Agreement was assigned by HiEnergy Microdevices to HiEnergy Technologies pursuant to an Assignment and Assumption Agreement approved by the Boards of Directors of HiEnergy Technologies and HiEnergy Microdevices at meetings held on July 16, 2002 and executed by HiEnergy Microdevices, HiEnergy Technologies and Dr. Maglich. The material terms of the Employment Agreement are summarized under Proposal No. 4 of this Proxy Statement below. A copy of the Employment Agreement and the Assignment and Assumption Agreement accompany this Proxy Statement as Appendix B and Appendix C, respectively.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires HiEnergy Technologies directors, executive officers and persons who own more than ten percent of its Common Stock to file with the Securities Exchange Commission and the company reports on Forms 4 and Forms 5 reflecting transactions affecting beneficial ownership. Based solely upon HiEnergy Technologies' review of the copies of such forms received by it, HiEnergy Technologies believes that, during fiscal year ended April 30, 2002, all persons complied with such filing requirements except that Dr. Bogdan Maglich, Maglich Family Holdings, Inc., Mr. Gregory Gilbert, Mr. Harb Al Zuhair, Mr. Richard Alden, Mr. Edward Finch and Ms. Levy each did not timely file a Form 3 reporting their initial beneficial ownership. HiEnergy Technologies has received a written representation from each of HiEnergy Technologies' directors and executive officers that no Forms 5 are required for the fiscal year ended April 30, 2002.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

No transactions with management or other parties occurred since the beginning of HiEnergy Technologies' last fiscal year that would otherwise be reported under this section.

During the fiscal years ended April 30, 2002 and 2001, however, HiEnergy Microdevices, whose results of operations are included in HiEnergy Technologies' consolidated financial statements, has incurred the following material notes payable to current and former officers and directors:

     - HiEnergy Microdevices had unsecured notes totaling $59,083 payable to Dr. Maglich for past due employment compensation with interest payable at 6% per annum, maturing in December 2002. Subsequent to April 30, 2002, the notes were paid in full.

     - HiEnergy Technologies had an unsecured note totaling $100,000 payable to Dr. Maglich as a signing bonus pursuant to his employment agreement. The amount is non-interest-bearing, $50,000 payable upon receipt of $1,000,000 or more from any source, and $50,000 payable upon revenue in excess of $500,000 or $1,000,000 of additional funds from any source. Subsequent to April 30, 2002, $50,000 was paid to Dr. Maglich by HiEnergy Technologies.

     - During March, 2002, Mr. Barry Alter, a director and officer of HiEnergy Technologies, made a non-interest-bearing loan to HiEnergy Microdevices of $50,000. Subsequent to April 30, 2002, the note was paid in full.

     - During March and April, 2002, Mr. Rheal Cote, a former director of HiEnergy Technologies, made several non-interest-bearing loans to HiEnergy Microdevices totaling $150,000. Subsequent to April 30, 2002, the notes were paid in full. In consideration for paying the notes late, in May, 2002, HiEnergy Technologies issued to Mr. Cote, upon approval by the Board, a warrant to purchase 150,000 shares of HiEnergy Technologies' Common Stock at a conversion price of $1.00 with a three year term.

     - HiEnergy Microdevices had a secured note totaling $10,400 payable to Mr. Edward Finch, a former director of HiEnergy Technologies, interest payable at 8% per annum, and due in July 2001. The note is secured by the patent applications for Europe, Canada, and Japan. The holder of the note has the option to convert the principal and interest into shares of common stock. As of April 30, 2002, the note was in default.

     - HiEnergy Microdevices had a secured note totaling $5,000 payable to Mr. Gregory Gilbert, a director of HiEnergy Technologies, with interest payable at 8% per annum, and due in July 2001. Subsequent to April 30, 2002, the note was paid in full.

     - HiEnergy Microdevices had an unsecured note totaling $5,000 payable to Hamilton-Clarke, a corporation of which Mr. Gilbert is a shareholder, director and officer. Subsequent to April 30, 2002, the note was paid in full.

     - In July, 2002, HiEnergy Technologies issued 11,218 shares of Common Stock to Mr. Harb Al Zuhair, a director of HiEnergy Technologies, valued at $1.00 per share to retire the principal and interest owing to Mr. Al Zuhair on two notes payable in the amounts of $5,780 and $5,438, respectively. The notes are considered paid in full.

     - In July, 2002, HiEnergy Technologies issued 11,678 shares of Common Stock to Mr. Richard Alden valued at $1.00 per share to retire the principal and interest owing to Mr. Alden on a note payable totaling $11,678. The note is considered paid in full. In July, 2002, HiEnergy Technologies issued 15,000 shares of Common Stock to Rimar Investments, Inc., a California corporation, valued at $1.00 per share to retire the principal and interest owing to Rimar Investments, Inc. on a note payable totaling $15,000. The note is considered paid in full. Mr. Alden is one of three shareholders and directors of Rimar Investments, Inc.


THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH NOMINEE NAMED ABOVE.


--------------------------------------------------------------------------------
PROPOSAL NO. 2:  RATIFY APPOINTMENT OF INDEPENDENT AUDITORS FOR 2003
--------------------------------------------------------------------------------

Singer Lewak Greenbaum & Goldstein LLP served as HiEnergy Technologies' independent auditors for the fiscal year ended April 30, 2002, and has been appointed by the Board of Directors to continue as its independent auditors for the fiscal year ending April 30, 2003.

Although the appointment of Singer Lewak Greenbaum & Goldstein LLP is not required to be submitted to a vote of the shareholders, the Board believes it appropriate as a matter of policy to request that the shareholders ratify the appointment of the independent public accountant for the fiscal year ending April 30, 2003. In the event that the votes in opposition to ratification exceed the votes in favor of ratification, the adverse vote will be considered as a direction to the Board of Directors of HiEnergy Technologies to select other auditors for the fiscal year ending April 30, 2003.

A representative from Singer Lewak Greenbaum & Goldstein LLP is expected to be present at the Annual Meeting. The representative will have the opportunity to make a statement and will be able to respond to appropriate questions submitted either orally or in writing at the meeting.

From March 24, 2000, inception, through May 7, 2002, HiEnergy Technologies' principal accountant was Manning Elliott, Chartered Accountants, of Vancouver, British Columbia. Effective May 7, 2002, the Board of Directors of HiEnergy Technologies approved a change of accountants. On May 7, 2002, management of HiEnergy Technologies dismissed Manning Elliott and engaged Singer Lewak Greenbaum and Goldstein of Los Angeles, California, as its independent public accountants to audit its financial statements.

HiEnergy Technologies believes, and has been advised by Manning Elliott that it concurs with such belief, that, for the period ended April 30, 2000 and the fiscal year ended April 30, 2001 and in the subsequent periods through the date of dismissal, HiEnergy Technologies and Manning Elliott did not have any disagreement on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of Manning Elliott would have caused it to make reference in connection with its report on HiEnergy Technologies' financial statements to the subject matter of the disagreement. The report of Manning Elliott on HiEnergy Technologies financial statements for the period ended April 30, 2000 and the fiscal year ended April 30, 2001, did not contain an adverse opinion or a disclaimer of opinion, but did contain a qualification that the financial statements were prepared under the assumption that HiEnergy Technologies will continue as a going concern. Prior to engaging the new accountants, Singer Lewak Greenbaum & Goldstein LLP, on May 7, 2002, HiEnergy Technologies, or someone on its behalf, did not consult with the new accountants regarding the application of accounting principles to a specific completed or contemplated transaction, or the type of audit opinion that might be rendered on HiEnergy Technologies' financial statements, and no written or oral advice was provided by the new accountants that was an important factor considered by HiEnergy Technologies in reaching a decision as to an accounting, auditing or financial reporting issue. HiEnergy Technologies has furnished the above disclosure, made in response to Item 304 of Regulation S-B, to both Singer Lewak Greenbaum & Goldstein LLP and Manning Elliott, Chartered Accountants for their review.

During the fiscal year ended April 30, 2002, Singer Lewak Greenbaum & Goldstein LLP and Manning Elliott, Chartered Accountants, billed HiEnergy Technologies the fees set forth below in connection with services rendered by those firms to HiEnergy Technologies.

AUDIT FEES. For professional services rendered by Singer Lewak Greenbaum & Goldstein LLP for the audit of HiEnergy Technologies' Consolidated Financial Statements for the fiscal year ended April 30, 2002, Singer Lewak Greenbaum & Goldstein LLP billed HiEnergy Technologies fees in the aggregate amount of $35,000. For professional services rendered by Manning Elliott, Chartered Accountants, for the reviews of the financial statements included in HiEnergy Technologies' Quarterly Reports on Form 10-QSB for the fiscal year ended April 30, 2002, Manning Elliott billed HiEnergy Technologies fees in the aggregate amount of $1,575.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES. For the fiscal year ended April 30, 2002, neither Singer Lewak Greenbaum & Goldstein LLP nor Manning Elliott, Chartered Accountants, rendered professional services to HiEnergy Technologies in connection with (i) directly or indirectly operating, or supervising the operation of HiEnergy Technologies' information system or managing its local area network, (ii) designing or implementing a hardware or software system that aggregates source data underlying HiEnergy Technologies' financial statements or generates information that is significant to HiEnergy Technologies' financial statements taken as a whole or (iii) assessing, designing and implementing internal accounting controls and risk management controls. Therefore, neither Singer Lewak Greenbaum & Goldstein LLP nor Manning Elliott, Chartered Accountants, billed HiEnergy Technologies fees for such types of services because no such services were rendered.

ALL OTHER FEES. For professional services other than those described above rendered by Singer Lewak Greenbaum & Goldstein LLP and Manning Elliott, Chartered Accountants, to HiEnergy Technologies for the fiscal year ended April 30, 2002, Manning Elliott, Chartered Accountants, billed HiEnergy Technologies fees in the aggregate amount of $1,000 to prepare pro forma financial information in connection with the business combination between HiEnergy Technologies and HiEnergy Microdevices.

Pursuant to Item 9(e) of Schedule 14A, the Audit Committee, and the Board of Directors prior to the formation of the Audit Committee, has considered the provision of services provided in the above referenced items and has determined that the provision of these services is compatible with maintaining the principal auditor's independence.

There were no hours expended on the principal auditor's engagement to audit HiEnergy Technologies' financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal auditor's full-time, permanent employees.

REPORT  OF  THE  AUDIT  COMMITTEE  OF  THE  BOARD  OF  DIRECTORS

The Audit Committee operates under a written charter adopted by the Audit Committee, a copy of the Audit Committee Charter accompanies this Proxy
Statement  as  Appendix  A.

The purpose of the Audit Committee is to assist the Board of Directors in its general oversight of HiEnergy Technologies' financial reporting, internal controls and audit functions. The Audit Committee members are not professional accountants or auditors, and their functions are not intended to duplicate or certify the activities of management and the independent auditor. The Committee provides advice, counsel and direction to management and the auditors on the basis of information it receives, discussions with management and the auditors and the experience of the Committee's members in business, financial and accounting matters.

The Audit Committee has met and reviewed HiEnergy Technologies' audited financial statements as of and for the year ended April 30, 2002, with HiEnergy Technologies' management, which has the primary responsibility for HiEnergy Technologies' financial statements. HiEnergy Technologies' independent auditors, Singer Lewak Greenbaum & Goldstein LLP, are responsible for performing an independent audit of HiEnergy Technologies' consolidated financial statements in accordance with auditing standards generally accepted in the United States and issuing a report thereon.

The Audit Committee has discussed with Singer Lewak Greenbaum & Goldstein LLP the matters required to be discussed by Statement on Auditing Standards No. 61, Communicating with Audit Committees, as amended, by the Auditing Standards Board of the American Institute of Certified Public Accountants. The Audit Committee has received and reviewed the written disclosures and the letter from Singer Lewak Greenbaum & Goldstein LLP required by Independence Standard No. 1, Independence Discussions with Audit Committees, as amended, by the Independence Standards Board, and has discussed with Singer Lewak Greenbaum & Goldstein LLP their independence.

Based on the reviews and discussions referred to above, the Audit Committee recommended to HiEnergy Technologies' Board of Directors that the audited financial statements referred to above be included in HiEnergy Technologies' Annual Report for the year ended April 30, 2002, for filing with the Securities and Exchange Commission.

Respectfully submitted by the Audit Committee of the Board of Directors of HiEnergy Technologies:

                                                   Barry  Alter



THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR RATIFICATION OF THE APPOINTMENT OF SINGER LEWAK GREENBAUM & GOLDSTEIN LLP, CERTIFIED PUBLIC ACCOUNTANTS, AS HIENERGY TECHNOLOGIES' INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING APRIL 30, 2003.

--------------------------------------------------------------------------------
PROPOSAL NO. 3:  RATIFY GRANT OF STOCK OPTION TO DR. MAGLICH
--------------------------------------------------------------------------------

On April 24, 2002, the Board of Directors of HiEnergy Technologies authorized and approved the grant and issuance of a non-qualified stock option to Dr. Bogdan Maglich, HiEnergy Technologies' current Chairman and Chief Scientist, to purchase 2,482,011 shares of HiEnergy Technologies' Common Stock, par value $0.0001 per share, at an exercise price of $0.134 per share. On July 16, 2002, a Special Committee of the Board of Directors that included all of the directors except for Dr. Maglich reaffirmed HiEnergy Technologies' grant and issuance of the stock option to Dr. Maglich.

The option is fully vested and will terminate on November 30, 2008. The market value of the Common Stock underlying the stock option as of August 12, 2002 was $3,896,757, based on a closing sale price of $1.57.

The stock option was granted and issued in exchange for Dr. Maglich's agreement to cancel a HiEnergy Microdevices stock option to purchase 111,040 shares of HiEnergy Microdevices at $3.00 per share that had been issued to him in connection with his employment agreement with HiEnergy Microdevices. The 2,482,011 shares underlying the HiEnergy Technologies stock option were calculated at the same rate as the voluntary share exchange transaction, or
22.3524 per HiEnergy Microdevices share, which also resulted in the exercise price going from $3.00 to $0.134 per share. The HiEnergy Microdevices stock options have been cancelled.

U.S. FEDERAL INCOME TAX CONSEQUENCES RELATING TO THE STOCK OPTION

The following is a brief summary of certain of the United States federal income tax consequences relating to the stock options granted to Dr. Maglich based on federal income tax laws currently in effect. This summary applies to the Stock Option Agreement and is not intended to provide or supplement tax advice to Dr. Maglich. The summary contains general statements based on current United States federal income tax statutes, regulations and currently available interpretations thereof. This summary is not intended to be exhaustive and does not describe state, local or foreign tax consequences or the effect, if any, of gift, estate and inheritance taxes. The Stock Option Agreement is not qualified under Section 401(a) of the Internal Revenue Code of 1986, as amended (the "Code").

As a general rule, no federal income tax is imposed on the optionee upon the grant of a Non-Qualified Stock Option such as those granted to Dr. Maglich, and HiEnergy Technologies is not entitled to a tax deduction by reason of such grant. Generally, upon the exercise of a Non-Qualified Stock Option, the optionee will be treated as receiving compensation taxable as ordinary income in the year of exercise in an amount equal to the excess of the fair market value of the shares of stock at the time of exercise over the option price paid for such shares. Upon the exercise of a Non-Qualified Stock Option, HiEnergy Technologies may claim a deduction for compensation paid at the same time and in the same amount as compensation income is recognized by the optionee assuming any federal income tax reporting requirements are satisfied, and subject to the application of Section 162(m) of the Code, which may limit the deduction to HiEnergy Technologies.

Upon a subsequent disposition of the shares received upon exercise of a Non-Qualified Stock Option, any difference between the fair market value of the shares at the time of exercise and the amount realized on the disposition would be treated as capital gain or loss.

If the shareholders do not ratify the Board of Directors' grant of the stock option to Dr. Maglich: (1) HiEnergy Technologies will remain contractually bound to the stock option agreement with Dr. Maglich based upon the approval of the grant and issuance of the stock option by the Board of Directors; (2) the Board of Directors may have additional liability exposure because the shareholders refuse to limit the directors' liability as permitted by the directors' conflict of interest statute; and (3) it may complicate HiEnergy Technologies' ability to have its common stock listed on a stock market or exchange in the future.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR RATIFICATION OF THE GRANT OF THE STOCK OPTION TO DR. MAGLICH.

--------------------------------------------------------------------------------
PROPOSAL NO. 4:     RATIFY  APPROVAL  OF  DR. MAGLICH'S EMPLOYMENT AGREEMENT, AS
                    AMENDED,  INCLUDING THE GRANT OF ADDITIONAL STOCK OPTIONS TO
                    DR.  MAGLICH
--------------------------------------------------------------------------------

On March 6, 2002, HiEnergy Microdevices executed an Employment Agreement with Dr. Bogdan Maglich, its Chairman and Chief Scientist. On July 16, 2002, following the voluntary share exchange transaction with HiEnergy Technologies, a Special Committee of the Board of Directors of HiEnergy Technologies that included a majority of the directors, but did not include Dr. Maglich, authorized and approved the assignment and assumption of Dr. Maglich's Employment Agreement from HiEnergy Microdevices to HiEnergy Technologies.

The  material  terms  of  the  Employment  Agreement,  as adopted by the Special
Committee  of  the  Board  of  Directors,  are  as  follows:

     -    Term:  The  term  of  the  Employment  Agreement is from March 6, 2002
          ----
          through  December  31,  2006.

     -    Base  Salary:  During  the  term of the Employment Agreement, HiEnergy
          ------------
          Technologies must pay, in cash on a monthly basis, a base salary to Dr. Maglich as follows:

               January 1, 2002 to December 31, 2002 $125,000 per year January 1, 2003 to December 31, 2003 $137,500 per year January 1, 2004 to December 31, 2004 $151,250 per year January 1, 2005 to December 31, 2005 $166,375 per year January 1, 2006 to December 31, 2006 $283,013 per year

     -    Signing  Bonus:  HiEnergy  Technologies  must  pay  a signing bonus of
          --------------
          $100,000, $50,000 payable upon receipt of $1,000,000 or more from any source, and $50,000 payable upon generation of revenue in excess of $500,000 or receipt of $1,000,000 of additional funds from any source. Subsequent to April 30, 2002, $50,000 was paid to Dr. Maglich by HiEnergy Technologies.

     -    Annual  Bonus:  At  the end of each fiscal year, HiEnergy Technologies
          -------------
          must pay an annual bonus to Dr. Maglich, which must not be less than twenty percent (20%) of the total amount of bonuses paid to officers of HiEnergy Technologies. If the pretax profit in any fiscal year during the term of the Employment Agreement exceeds $0.20 per share, then Dr. Maglich's bonus in that year must not be less than $50,000.

     -    Stock Options:  The Employment Agreement, as amended by the Assignment
          -------------
          and Assumption of Employment Agreement executed by HiEnergy Technologies, HiEnergy Microdevices and Dr. Maglich on July 16, 2002, provides for the issuance of the following stock options to Dr. Maglich annually through the term of the Employment Agreement: options to purchase one percent (1%) per year of HiEnergy Technologies' Common Stock issued and outstanding at the end of each year with an exercise price equal to the average trading price for the preceding 30 days and with terms of five (5) years. In no case may the number of options granted in a given year be less than ten percent (10%) of the total number of options granted by HiEnergy Technologies for services in that year.

     -    Other Benefits:  HiEnergy Technologies will provide Dr. Maglich a car,
          --------------
          pay his and his family's health insurance, provide life and disability insurance and will reimburse him for reasonable out-of-pocket expenses, not to exceed $20,000 in any one year, and reimburse him for any personal tax liabilities arising up to $75,000.

     -    Termination:  HiEnergy  Technologies  may  terminate  Dr.  Maglich's
          -----------
          employment at any time upon Dr. Maglich's gross negligence or willful malfeasance in the material performance of his duties and responsibilities to HiEnergy Technologies under Section 3 of the Employment Agreement. Such discharge shall be effected by a Discharge Notice to Dr. Maglich which shall specify the reasons for Dr. Maglich's discharge and effective date thereof. In each instance, such termination shall not be effective if the gross negligence or willful malfeasance specified in the Discharge Notice is cured by Dr. Maglich within ten (10) days following the date of receipt by Dr. Maglich of the Discharge Notice.

     -    Severance:  If  the  Employment  Agreement  is  terminated,  HiEnergy
          ---------
          Technologies shall pay to Dr. Maglich, on the termination date, an amount of money equal to the aggregate unpaid balance of the minimum annual base salaries provided for in Section 4(a) of the Employment Agreement through a period of two (2) years after the termination date. Additionally, HiEnergy Technologies must continue to pay Dr. Maglich, for the two (2) year period, all of the benefits provided for under Other Benefits, above, and, thereafter, all premiums associated with the continuation of Dr. Maglich's insurance under COBRA for the period that COBRA is available to Dr. Maglich. Upon termination, all of Dr. Maglich's options respecting shares of the capital stock of HiEnergy Technologies will forthwith vest in Dr. Maglich and become immediately exercisable. If Dr. Maglich terminates the Employment Agreement, all of the benefits provided to Dr. Maglich by HiEnergy Technologies will terminate on the effective date of the termination.

     -    Non-Compete:  During  the  term of the Employment Agreement, and for a
          -----------
          period of five (5) years following the date of termination of the Employment Agreement, Dr. Maglich is precluded from, directly or indirectly, engaging (whether for compensation or without compensation) as an individual proprietor, partner, shareholder, officer, employee, director, consultant, joint venturer, lender, or in any other capacity whatsoever (otherwise than as a holder of no more than 1% of the total outstanding stock of a publicly held company) in any business activity or business activities that compete with the remote-non-intrusive detection business of HiEnergy Technologies; except that the "other endeavors" of Dr. Maglich referred to and listed in Section 3 of the Employment Agreement are not to be considered as competing activities to those of HiEnergy Technologies.

A copy of the Employment Agreement dated March 6, 2002 and the Assignment and Assumption of Employment Agreement dated July 16, 2002 accompany this Proxy Statement as Appendix B and Appendix C, respectively. Please review the agreements carefully before deciding whether to ratify the Board's approval of them. If you vote to ratify the Board's approval of the Assignment and Assumption of Employment Agreement and the Employment Agreement, you are also voting to ratify the Board's issuance of the additional stock options to Dr. Maglich as contemplated therein.

Dr. Maglich's Employment Agreement is considered a "conflicting interest transaction" because he is a director and an executive officer of HiEnergy Technologies. The Washington Business Corporation Act, specifically Section 23B.08.710 of the Revised Code of Washington, provides a means of insulating a board of directors and an interested director from civil liability arising from action taken with respect to a transaction between the corporation and an interested director. Section 23B.08.710 of the Revised Code of Washington provides that "[a] director's conflicting interest transaction may not be enjoined, set aside, or give rise to an award of damages or other sanctions, in a proceeding by a shareholder or by or in the right of the corporation, because the director, or any person with whom or which the director has a personal, economic, or other association, has an interest in the transaction, if: (a) directors' action respecting the transaction was approved by a majority of the directors excluding the interested director; (b) shareholders' action respecting the transaction was at any time taken to approve the transaction, excluding those shares beneficially owned by the interested director; or (c) the transaction, judged according to the circumstances at the time of commitment, is established to have been fair to the corporation." HiEnergy Technologies' Board of Directors has met the requirements of the first provision. Although not necessary to take advantage of the protections provided by Section 23B.08.710, HiEnergy Technologies' Board of Directors now seeks to meet the requirements of the second provision by having the shareholders of HiEnergy Technologies ratify its approval of Dr. Maglich's Employment Agreement, as amended.

The U.S. federal income tax consequences of the issuance and exercise of stock options to Dr. Maglich is discussed above under Proposal No. 3 and is incorporated herein by reference.

If the shareholders do not ratify the Board of Directors' approval of Dr. Maglich's Employment Agreement, as amended, including the grant of stock options to Dr. Maglich: (1) HiEnergy Technologies will remain contractually bound to the Employment Agreement with Dr. Maglich based upon the approval of the agreement by the Board of Directors; (2) the Board of Directors may have additional liability exposure because the shareholders refuse to limit the directors' liability as permitted by the directors' conflict of interest statute; and (3) it may complicate HiEnergy Technologies' ability to have its common stock listed on a stock market or exchange in the future.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR RATIFICATION OF THE BOARD OF DIRECTORS' APPROVAL OF DR. MAGLICH'S EMPLOYMENT AGREEMENT, AS AMENDED, INCLUDING THE GRANT OF THE STOCK OPTIONS TO DR. MAGLICH AS CONTEMPLATED IN THE EMPLOYMENT AGREEMENT.


--------------------------------------------------------------------------------
PROPOSAL NO. 5:  RATIFY GRANT OF STOCK OPTION TO ISAAC YEFFET
--------------------------------------------------------------------------------

HiEnergy Technologies recently retained the consulting services of Isaac Yeffet, a leading expert on airline security due to his years of service as director of security operations for El Al, Israel's national airline. HiEnergy Technologies believes that Mr. Yeffet will be instrumental in helping it to communicate the advantages of its technology to government officials and the public.

On July 12, 2002, HiEnergy Technologies executed a Consulting Agreement with Yeffet Security Consultant, Inc. to provide consulting services to the corporation, which include assisting it with securing government grants and bringing HiEnergy Technologies products to market once development and testing are completed. The Consulting Agreement has a term of three years and provides for cash payments to Yeffet Security Consultant, Inc. and the grant of an option to Mr. Yeffet, the principal of Yeffet Security Consultant, Inc., to purchase 1,000,000 shares of HiEnergy Technologies' Common Stock at an exercise price of $1.00 per share. The Consulting Agreement also provides that Yeffet Security Consultant, Inc. will be paid five percent (5%) of gross revenues generated from business it produces for HiEnergy Technologies.

The parties executed a Stock Option Agreement on July 12, 2002 to effect the issuance of a non-qualified stock option to Mr. Yeffet to purchase 1,000,000 shares of HiEnergy Technologies' Common Stock at an exercise price of $1.00 per share and with a term of six years beginning on July 12, 2002. One half of the shares (500,000 shares) are exercisable immediately and the other half (500,000 shares) are exercisable beginning one year after the Minisenzor product is operational and ready to be shown for approval to appropriate authorities.

The Stock Option Agreement executed on July 12, 2002 was amended and restated in September 2002 to add a cashless exercise provision. In the First Amended and Restated Stock Option Agreement, Mr. Yeffet may tender the Option Exercise Price to HiEnergy Technologies, (i) by cash, check, wire transfer or such other method of payment (e.g., delivery or attestation of shares already owned) as may be acceptable to the Company, (ii) by "cashless exercise", but only when a registration statement under Securities Act qualifying a public offering of the underlying Shares is not then in effect, or (iii) by a combination of the foregoing methods of payment selected by Mr. Yeffet.

The "cashless exercise" provision of the First Amended Stock Option Agreement will enable Mr. Yeffet to exercise his stock option by paying the exercise price in the form of shares of Common Stock based on the market price of the Common Stock on the date of exercise. This will allow him to commence the one-year holding period for purposes of Rule 144 on the date of grant, or July 12, 2002, instead of the date of exercise. If he does not exercise the stock option and sell the shares of Common Stock through a registered offering, he will have the option of exercising the stock option using the cashless exercise method and selling the restricted shares of Common Stock he receives beginning one (1) year after the grant date, or July 12, 2003, subject to the provisions of Rule 144.

Mr. Yeffet may transfer vested options in whole or in part, subject to the consent of HiEnergy Technologies; provided, however, that Mr. Yeffet must, in the case of each such transfer, provide HiEnergy Technologies with an opinion of counsel reasonably acceptable to HiEnergy Technologies that such transfer may be accomplished in accordance with all applicable securities laws. Any transferee must execute a writing in form and substance satisfactory to HiEnergy Technologies and its counsel agreeing to be bound by the terms of the Stock Option Agreement.

If Mr. Yeffet's status as a consultant is terminated at any time after the grant of the stock option for any reason other than death or disability, then any vested options will terminate on the expiration date otherwise provided in the Stock Option Agreement. Any nonvested options will terminate immediately upon the effective date of termination of the Consulting Agreement.

The Board of Directors of HiEnergy Technologies approved the issuance and grant of the stock option to Mr. Yeffet and has recommended that the shareholders of HiEnergy Technologies ratify the grant of the stock option at the Annual Meeting.

U.S. FEDERAL INCOME TAX CONSEQUENCES RELATING TO THE STOCK OPTION

The following is a brief summary of certain of the United States federal income tax consequences relating to the stock options granted to Mr. Yeffet based on federal income tax laws currently in effect. This summary applies to the Stock Option Agreement and is not intended to provide or supplement tax advice to Mr. Yeffet. The summary contains general statements based on current United States federal income tax statutes, regulations and currently available interpretations thereof. This summary is not intended to be exhaustive and does not describe state, local or foreign tax consequences or the effect, if any, of gift, estate and inheritance taxes. The Stock Option Agreement is not qualified under Section 401(a) of the Code.

As a general rule, no federal income tax is imposed on the optionee upon the grant of a Non-Qualified Stock Option such as those granted to Mr. Yeffet, and HiEnergy Technologies is not entitled to a tax deduction by reason of such grant. Generally, upon the exercise of a Non-Qualified Stock Option, the optionee will be treated as receiving compensation taxable as ordinary income in the year of exercise in an amount equal to the excess of the fair market value of the shares of stock at the time of exercise over the option price paid for such shares. Upon the exercise of a Non-Qualified Stock Option, HiEnergy Technologies may claim a deduction for compensation paid at the same time and in the same amount as compensation income is recognized by the optionee assuming any federal income tax reporting requirements are satisfied.

Upon a subsequent disposition of the shares received upon exercise of a Non-Qualified Stock Option, any difference between the fair market value of the shares at the time of exercise and the amount realized on the disposition would be treated as capital gain or loss.

If the shareholders do not ratify the Board of Directors' grant of the stock option to Mr. Yeffet: (1) HiEnergy Technologies will remain contractually bound to the stock option agreement with Mr. Yeffet based upon the approval of the grant and issuance of the stock option by the Board of Directors; (2) the Board of Directors may have additional liability exposure in connection with the issuance of the stock option; and (3) it may complicate HiEnergy Technologies' ability to have its common stock listed on a stock market or exchange in the future.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR RATIFICATION OF THE GRANT OF THE STOCK OPTION TO MR. ISAAC YEFFET.

--------------------------------------------------------------------------------
PROPOSAL NO. 6:  CHANGE DOMICILE OF HIENERGY TECHNOLOGIES FROM
WASHINGTON TO DELAWARE
--------------------------------------------------------------------------------

You are being asked to approve a resolution of the Board of Directors recommending to change HiEnergy Technologies' domicile from the State of Washington to Delaware.

PRINCIPAL  REASONS  FOR  THE  RE-INCORPORATION

HiEnergy Technologies in currently incorporated in the State of Washington. The Board of Directors believes that HiEnergy Technologies' growth objectives and status as a publicly-traded company make it appropriate and advisable to change the state of incorporation to Delaware.

The principal reasons for reincorporation into Delaware are the greater flexibility of Delaware corporation law and the substantial body of case law interpreting Delaware corporate law. The directors and management of HiEnergy Technologies believe that the company and its shareholders will benefit from the certainty afforded by the well-established principles of corporate governance under Delaware law.

Another reason for the move to Delaware is an increased ability on HiEnergy Technologies' part to attract and retain qualified directors. The Board of Directors considers it important to attract talented and qualified directors, especially outside and independent directors. HiEnergy Technologies believes that Delaware corporate law is considered preferable to Washington corporate law by directors for various reasons, including the relative certainty of rights to indemnification under Delaware law and the relative certainty as to the scope and extent of the directors' duties.

POTENTIAL EFFECTS OF CHANGING DOMICILE FROM WASHINGTON TO DELAWARE

The change of domicile will effect a change in the legal domicile of HiEnergy Technologies, but not its physical location. The change will not result in any change in the business, management, fiscal year, assets or liabilities (except to the extent of legal and other costs of effecting the change and maintaining ongoing corporate status) or location of the principal offices of the company. There will be a significant increase in the corporate fees and franchise taxes that must be paid in Delaware as compared to Washington.

PROCEDURE  FOR  CHANGING  DOMICILE

Delaware law provides that to change the domicile of a foreign corporation to Delaware, the corporation must merge with a Delaware corporation. Subject to the approval of Proposal No. 6 of this Proxy Statement, HiEnergy Technologies will:
(i) file a Certificate of Incorporation with the state of Delaware creating a Delaware corporation; (ii) enter into an Agreement and Plan of Merger with the newly formed Delaware corporation; and (iii) file a Certificate of Merger with the state of Delaware and Articles of Merger with the state of Washington to effect the merger between the corporations. Immediately following the merger, the Delaware corporation would be the surviving entity and the separate existence of the Washington corporation would cease. The change of domicile would become effective upon the filing date of the Certificate of Merger with the state of Delaware, which will be done by the surviving entity as soon as practicable after an adoption and approval of the Agreement and Plan of Merger by HiEnergy Technologies' shareholders.

A copy of the Agreement and Plan of Merger accompanies this Proxy Statement as Appendix D. A copy of the form of Certificate of Incorporation and Bylaws of the Delaware corporation are enclosed herewith as Appendix E and Appendix F, respectively.

SUMMARY  OF  TERMS  OF  MERGER  AGREEMENT

At  a  meeting  held  on  July  16,  2002,  the  Board  of Directors of HiEnergy
Technologies approved the change of domicile and advised the approval and adoption of the Merger Agreement by HiEnergy Technologies' shareholders at the Annual Meeting. Shareholders are encouraged to review the Agreement and Plan of Merger in connection with the information contained herein.

     -    Merger.  The merger  would be pursuant to the applicable provisions of
          ------
          the laws of Washington and Delaware with respect to mergers and in accordance with the Agreement and Plan of Merger.

     -    Articles  of Incorporation and Bylaws.  The  Articles of Incorporation
          -------------------------------------
          and Bylaws of the Delaware corporation would be the Articles of Incorporation and Bylaws of the surviving entity following the merger.

     -    Directors  and  Officers.  The  directors  and  officers  of  HiEnergy
          ------------------------
          Technologies would be the directors and officers of the surviving entity following the merger.

     -    Conversion  of Shares.  Every  one issued and outstanding share of the
          ---------------------
          Common Stock, par value $0.0001 per share, of HiEnergy Technologies would be converted into and become one new fully paid and nonassessable share of Common Stock, par value $0.001 per share, of the surviving entity. Every one issued and outstanding share of Series A Convertible Preferred Stock, par value $0.0001 per share, of HiEnergy Technologies would be converted into and become one new fully paid and nonassessable share of Series A Convertible Preferred Stock, par value $0.001 per share, of the surviving entity. The surviving entity would honor the stock certificates of HiEnergy Technologies as if they were issued by the surviving entity.

     -    Conversion  of  Stock Options.  Every  one employee option granted and
          -----------------------------
          convertible into shares of Common Stock of HiEnergy Technologies, whether or not vested, would be converted into and become one option convertible into common stock of the surviving entity. The employee options would remain subject to substantially similar provisions to that of HiEnergy Technologies' stock options.

     -    Conversion  of  Other  Equity  Instruments.  Every  other  equity
          ------------------------------------------
          instrument of HiEnergy Technologies would be converted into a similar equity instrument of the surviving entity on economic terms substantially similar to those of the existing equity instruments.

     -    Termination.  The  Agreement  and Plan of Merger may be terminated for
          -----------
          any reason at any time before the filing of the Articles or Certificate of Merger with the Secretaries of State of Washington and Delaware, respectively, by resolution of the Board of Directors of the merging corporations.

     -    Amendment.  The  Agreement  and  Plan  of  Merger  may  be  amended or
          ---------
          supplemented  by  a  vote  or  consent of the shareholders of HiEnergy
          Technologies  in  accordance  with  applicable  law.

     -    Effect  of the Merger.  HiEnergy Technologies would cease to exist and
          ---------------------
          the surviving entity would be domiciled in Delaware.


CERTIFICATE OF INCORPORATION OF THE SURVIVING CORPORATION

As part of the merger, the Certificate of Incorporation of the Delaware corporation will completely supersede the Articles of Incorporation of HiEnergy Technologies. There is no material difference between the form of Certificate of Incorporation of the Delaware corporation and the Articles of Incorporation of HiEnergy Technologies. The par value of the common and preferred authorized shares will change from $0.0001 to $0.001. There are some differences between the Washington Business Corporation Act (the "WBCA") and the Delaware General Corporation Law (the "DGCL").

     ANTI-TAKEOVER PROVISIONS. The following is a summary of the anti-takeover provisions that currently exist in the Articles of Incorporation of HiEnergy Technologies and that will exist in the Certificate of Incorporation of the surviving entity:

     -    Authority to Set Rights and Preferences of Preferred Stock. The Board
          ----------------------------------------------------------
          has exclusive discretion to issue preferred stock with rights that may trump those of common stock. The effect may be to dilute the stock ownership of holders of common stock and thereby reduce their voting power and reduce their rights to the net assets of the corporation upon dissolution. Blank-check preferred stock can delay or hinder a change in control of the Board and management.

     -    Directors  Have  Staggered  Terms.  A  staggered  board  affects every
          ---------------------------------
          election of directors. Such a system of electing directors makes it more difficult for shareholders to change the majority of directors even when the only reason for the change may be the performance of the present directors. Changing the majority of directors under the staggered system requires two separate annual meetings. As an anti-takeover measure, the effect is to prevent insurgent shareholders from immediately seizing control of the Board, either through stock acquisitions or a proxy contest.

     -    Authority  to  Call a Special Meeting of Shareholders.  This provision
          -----------------------------------------------------
          ensures that shareholders will not be authorized to call a special meeting. The effect is to limit the ability of one or more shareholders from bringing matters before the shareholders that may be contrary to the objectives of the Board. This limitation, in conjunction with the provisions on staggered elections of directors and removal of directors, prevents shareholders from effecting a change in control.

     -    Removal  of  Directors  by  Shareholders  Only at a Special Meeting of
          ----------------------------------------------------------------------
          Shareholders. In combination with the prohibition against shareholders
          ------------
          calling a special meeting, this provision effectively limits the removal of directors to an annual meeting or board action. This represents an additional measure to deter a change in control of the corporation.

     INCREASE IN NUMBER OF DIRECTORS. The Certificate of Incorporation and Bylaws of the surviving corporation authorize the corporation to have up to nine directors. The current Articles of Incorporation of HiEnergy Technologies authorize the corporation to have up to six directors. The three additional directors will provide the surviving corporation with the flexibility to add additional independent directors to the board of directors to meet corporate governance and stock market requirements.

     SERIES A CONVERTIBLE PREFERRED STOCK. On August 11, 2002, pursuant to the blank check provisions contained in Section 2.2 of the Articles of Incorporation of HiEnergy Technologies, the Board authorized and approved an amendment to HiEnergy Technologies' Articles of Incorporation to establish, from the corporation's 20,000,000 shares of authorized blank check preferred stock, a Series A Convertible Preferred Stock, par value $0.0001 per share (the "Series A Preferred Stock"), subject to further modification as the Executive Committee members shall approve, so long as such modifications do not alter the basic economic terms of the Series A Convertible Preferred Stock. A summary of the relative rights and preferences of the Series A Preferred Stock, as adopted by the Board, are as follows:

     -    Number of Authorized Shares.  The maximum number of Series A Preferred
          ---------------------------
          Stock  shall  be  345  shares.

     -    Price Per Share.  The  price of each share of Series A Preferred Stock
          ---------------
          is  $10,000.

     -    Dividends.  The  holders of Series A Preferred Stock shall be entitled
          ---------
          to receive, when and as declared by the Board of Directors, dividends at the rate of 8% of the price paid for each share held, or $800 per share in advance for each of the first two years. The dividends may be in cash or Common Stock, at the election of the Board of Directors. If shares of Common Stock are paid, the resale of the shares must be registered by HiEnergy Technologies. As long as shares of the Series A Preferred Stock are outstanding, HiEnergy Technologies may not pay dividends to holders of its Common Stock, unless all of the dividends owed to the Series A Preferred Stock holders have been paid.

     -    Class  Voting Rights.  The  Series A Preferred Stock has the following
          --------------------
          class voting rights. Without the affirmative vote or consent of the holders of at least three-fourths (3/4) of the shares of the Series A Preferred Stock outstanding at the time, HiEnergy Technologies shall not: (i) authorize, create, issue or increase the authorized or issued amount of any class or series of stock ranking prior to the Series A Preferred Stock, with respect to the distribution of assets on liquidation, dissolution or winding up; (ii) amend, alter or repeal the provisions of the Series A Preferred Stock, whether by merger, consolidation or otherwise, so as to adversely affect any right, preference, privilege or voting power of the Series A Preferred Stock (except for the creation and issuance of another series of stock junior to the Series A Preferred Stock); (iii) repurchase, redeem or pay dividends on shares of HiEnergy Technologies common stock, or any other stock that is junior to the Series A Preferred Stock; (iv) amend the Articles of Incorporation or By-laws of HiEnergy Technologies so as to affect materially and adversely any right, preference, privilege or voting power of the Series A Preferred Stock (except for the creation and issuance of another series of stock junior to or on parity with the Series A Preferred Stock); effect any distribution with respect to stock that is junior to the Series A Preferred Stock; or (vi) reclassify HiEnergy Technologies' outstanding securities.

     -    General  Voting  Rights.  Except  as  provided in the previous section
          -----------------------
          regarding Class Voting Rights, the Series A Preferred Stock will not have voting rights. The Common Stock into which the Series A Preferred Stock is convertible will, upon issuance, have all of the same voting rights as other issued and outstanding Common Stock of HiEnergy Technologies.

     -    Liquidation Preference.  In  the event of the liquidation, dissolution
          ----------------------
          or winding up of the affairs of HiEnergy Technologies, after payment or provision for payment of the debts and other liabilities of HiEnergy Technologies, the holders of shares of the Series A Preferred Stock then outstanding will be entitled to receive, out of the assets of HiEnergy Technologies, an amount equal to $10,000 per share of the Series A Preferred Stock plus any accrued and unpaid dividends before any payment will be made or any assets distributed to the holders of Common Stock or any other stock that is junior to the Series A Preferred Stock. If the assets of HiEnergy Technologies are insufficient to cover what is owed to the Series A Preferred Stock holders, whatever assets exist are to be distributed on a pro rata basis among the holders of Series A Preferred Stock. No cash will be paid to holders of Common Stock unless the holders of the outstanding shares of Series A Preferred Stock have been paid in cash the full amount due to them.

     -    Conversion  to  Common  Stock.  At  any  time on or after being issued
          -----------------------------
          shares of Series A Preferred Stock, the holder of such shares may, at the holder's option, elect to convert all or any portion of the shares into a number of shares of Common Stock equal to $10,000 divided by $1.15, the conversion price, or 8,695 shares of Common Stock per share of Series A Preferred Stock. The conversion price is subject to adjustment due to changes in the number of outstanding shares of Common Stock of HiEnergy Technologies from stock splits, stock dividends or distributions, reclassifications, exchanges or substitutions, reorganization, merger, consolidation or sales of assets. If all 345 shares of Series A Preferred Stock are sold and converted, HiEnergy Technologies will issue at least 3,000,000 shares of Common Stock to the holders of the shares of Series A Preferred Stock.

     -    Mandatory  Conversion. After two (2) years from  the date of issuance,
          ---------------------
          the shares of Series A Preferred Stock shall be automatically converted into Common Stock at the conversion rate disclosed above.

     -    Redemption  Option  Upon  Major  Transaction.  A  holder  of  Series A
          --------------------------------------------
          Preferred Stock shall have the right to require the corporation to redeem all or a portion of the holder's shares of Series A Preferred Stock at a price per share equal to $10,000 per share plus accrued but unpaid dividends and liquidated damages if any of the following occurs: (i) HiEnergy Technologies consolidates, mergers or combines with another entity, except for a merger to change the domicile of the corporation or where the shareholders of HiEnergy Technologies continue to hold the voting power of the surviving entity necessary to elect a majority of the members of the Board of Directors of the surviving entity; (ii) the sale or transfer of all or substantially all of HiEnergy Technologies' assets; or (iii) consummation of a purchase, tender or exchange offer made to the holders of more than 30% of the outstanding shares of Common Stock.

     -    Redemption  Option  Upon  Triggering  Event.  A  holder  of  Series  A
          -------------------------------------------
          Preferred Stock shall have the right to require the corporation to redeem all or a portion of the holder's shares of Series A Preferred Stock at a price per share equal to $10,000 per share plus accrued but unpaid dividends and liquidated damages if any of the following occurs: (i) the effectiveness of the registration statement, filed to register the offer and sale of the Common Stock underlying the Series A Preferred Stock, lapses for any reason or is unavailable to the holder of Series A Preferred Stock for sale of the shares of Common Stock, unless the lapse or unavailability is due to factors solely within the control of the holder of the Series A Preferred Stock; (ii) the suspension from listing or the failure of the Common Stock to be listed on the OTC Bulletin Board for a period of five (5) consecutive days; (iii) HiEnergy Technologies' notice to any holder of Series A Preferred Stock of its inability to comply with proper requests for conversion of any Series A Preferred Stock into shares of Common Stock; (iv) HiEnergy Technologies' failure to comply within ten (10) business days to a notice to convert received from a holder of Series A Preferred Stock; or (v) HiEnergy Technologies breaches any representation, warranty, covenant or other term or condition of any agreement, document, certificate or other instrument delivered in connection with the transaction to acquire shares of Series A Preferred Stock.

     -    Sunset Provision.  Upon conversion of all shares of Series A Preferred
          ----------------
          Stock, the provisions pertaining to the Series A Preferred Stock in the Articles of Incorporation shall be deemed completely performed and discharged. HiEnergy Technologies will be empowered to restate its Articles of Incorporation as though the Series A Preferred Stock provisions had never existed.

The same designation of relative rights and preferences of the Series A Preferred Stock in HiEnergy Technologies' Articles of Incorporation, as amended, shall be part of the Certificate of Incorporation of the Delaware corporation. HiEnergy Technologies Board of Directors may establish additional series of preferred stock in connection with HiEnergy Technologies' efforts to raise additional equity funding. The surviving entity shall have the same number and classes of authorized common and preferred stock as HiEnergy Technologies.

     AMENDMENTS TO THE CERTIFICATE OF INCORPORATION. The WBCA authorizes a corporation's board of directors to make certain changes to its articles of incorporation without shareholder action. These changes includes changes in corporate name, the par value of its stock, and the number of outstanding shares when effectuating a stock split or stock dividend in the corporation's own shares. Otherwise, amendments to the articles of incorporation of a Washington corporation that is public must be approved by a majority of all the votes entitled to be cast by any voting group entitled to vote on the amendment.

     Under the DGCL, all amendments to a corporation's certificate of incorporation require the approval of shareholders holding a majority of the voting power of the corporation unless a higher proportion is specified in the certificate of incorporation, under Delaware law, separate voting by class is required by law in certain circumstances.

     APPRAISAL OR DISSENTERS' RIGHTS. Under the WBCA, a shareholder is entitled to dissent and, upon perfection of his or her appraisal right, to obtain fair value of his or her shares in the event of certain corporate actions, including certain mergers, consolidations, share exchanges, sales of substantially all of the corporation's assets and amendments to the corporation's articles of incorporation that materially and adversely affect shareholder rights. The proposed reincorporation of HiEnergy Technologies gives rise to dissenters' rights for HiEnergy Technologies' shareholders. See the section below entitled "Dissenters' Rights of Appraisal" for further details.

     Under the DGCL, appraisal rights are available only in connection with certain mergers or consolidations, unless otherwise provided in the corporation's certificate of incorporation. In the event of certain mergers or consolidations, unless the certificate of incorporation otherwise provides, the DGCL does not provide appraisal rights if (i) shares of the corporation are listed on a national securities exchange or designated as a "National Market System" security or held of record by more than 2,000 shareholders (as long as in the merger the shareholders receive shares of the surviving corporation or any other corporation whose shares are listed on a national securities exchange, designated as a National Market System security, or held of record by more than 2,000 shareholders); or (ii) the corporation is the surviving corporation and no vote of its shareholders is required for the merger under the DGCL.

INDEMNIFICATION  OF  DIRECTORS  AND  OFFICERS

HiEnergy Technologies' and HiEnergy Delaware's directors and officers are indemnified according to their respective charters and bylaws and according to applicable state law. However, such indemnification shall not apply to acts of intentional misconduct, a knowing violation of the law or any transaction where an officer or director personally received a benefit in money, property, or services to which the officer or director was not legally entitled.

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the "Securities Act"), may be permitted to directors, officers and controlling persons of HiEnergy Technologies pursuant to the foregoing provisions, or otherwise, HiEnergy Technologies has been informed that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable.

U.S.  FEDERAL  INCOME  TAX  CONSEQUENCES  OF  THE  REINCORPORATION

The following is a discussion of the federal income tax considerations that may be relevant to holders of HiEnergy Technologies' Common Stock, who will receive common stock of the surviving entity in exchange for their HiEnergy Technologies' Common Stock. The discussion does not address all of the tax consequences of the reincorporation that may be relevant to particular HiEnergy Technologies shareholders, such as dealers in securities, or those HiEnergy Technologies shareholders who acquired their shares upon the exercise of stock options, nor does it address the tax consequences to holders of options or warrants to acquire HiEnergy Technologies Common Stock. Furthermore, no foreign, state or local tax considerations are addressed herein. In view of the varying nature of such tax consequences, each shareholder is urged to consult his or her own tax advisor as to the specific tax consequences of the proposed reincorporation, including the applicability of federal, state, local or foreign tax laws. This discussion is based on the Internal Revenue Code of 1986, as amended (the "Code"), the applicable Treasury Regulations promulgated thereunder, judicial authority and current administrative rulings and practices in effect on the date of this Proxy Statement.

The reincorporation is expected to qualify as a reorganization within the meaning of Section 368(a) of the Code, with the following tax consequences:

     (a) No gain or loss will be recognized by holders of HiEnergy Technologies Common Stock upon receipt of the surviving corporation's common stock pursuant to the Agreement and Plan of Merger;
     (b) The aggregate tax basis of the surviving corporation common stock received by each shareholder in the reincorporation will equal the aggregate tax basis of HiEnergy Technologies Common Stock surrendered in exchange therefore;
     (c) The holding period of the surviving corporation common stock received by each shareholder of HiEnergy Technologies will include the period during which such shareholder held the HiEnergy Technologies Common Stock surrendered in exchange therefore; provided that such HiEnergy Technologies Common Stock was held by the shareholder as a capital asset at the time of the reincorporation; and
     (d) No gain or loss will be recognized by HiEnergy Technologies or the Delaware corporation in connection with the reincorporation.

Management of HiEnergy Technologies knows of no reason why the Internal Revenue Service (the "IRS") would challenge the described income tax consequences of the reincorporation. However, a successful IRS challenge to the reorganization status of the reincorporation would result in a shareholder recognizing gain or loss with respect to each share of HiEnergy Technologies Common Stock exchanged in the reincorporation equal to the difference between the shareholder's basis in such share and the fair market value, as of the time of the reincorporation, of the HiEnergy Technologies Common Stock received in exchange therefore. In such event, a shareholder's aggregate basis in the shares of HiEnergy Technologies Common Stock received in the exchange would equal their fair market value on such date, and the shareholder's holding period for such shares would not include the period during which the shareholder held HiEnergy Technologies Common Stock.

DISSENTERS'  RIGHTS  OF  APPRAISAL

Shareholders have dissenters' rights of appraisal under Washington law with respect solely this Proposal No. 6 regarding approval of an Agreement and Plan of Merger to effect a change of domicile of HiEnergy Technologies. Shareholders are or may be entitled to assert dissenters' rights under Chapter 23B.13 of the Revised Code of Washington. A copy of this Chapter is included with these proxy materials as Appendix G. A shareholder who wishes to assert dissenters' rights must (a) deliver to HiEnergy Technologies before the vote is taken written notice of the shareholder's intent to demand payment for the shareholder's shares if the change of domicile is effected, and (b) not vote such shares in favor of the change of domicile. A vote for Proposal No. 6 will serve as a waiver of dissenters' rights pursuant to Chapter 23B.13. Shareholders are encouraged to examine Chapter 23B.13 for more information on the nature and limitations of such dissenters' rights and the manner in which a shareholder, if the shareholder so desires, must perfect such rights.

ADDITIONAL  INFORMATION

Shareholders are hereby offered the opportunity to ask questions of and receive answers from HiEnergy Technologies concerning the terms and conditions of the merger and to obtain such additional information as the shareholder and/or the shareholder's representative may deem necessary to formulate a decision. To obtain additional information, the shareholder or authorized representative should contact Micky Levy, Secretary of HiEnergy Technologies, at 949.727.3389. All such additional information, however, must be in writing and identified as such by HiEnergy Technologies. No information other than that contained in the Proxy Statement and the accompanying appendices may be relied upon in connection with this merger.

If shareholders do not approve the change of domicile, the Board of Directors will not proceed with the change.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF THE MERGER TO EFFECT A CHANGE OF DOMICILE FROM WASHINGTON TO DELAWARE AS SET FORTH ABOVE.



                      ____________________________________


PROPOSALS OF SHAREHOLDERS

A shareholder proposal is a shareholder's recommendation or requirement that HiEnergy Technologies and/or its Board of Directors take certain action, which the shareholder intends to present at a meeting of HiEnergy Technologies' shareholders. The proposal should state as clearly as possible the course of action that the shareholder believes HiEnergy Technologies should follow and should be accompanied by a supporting statement. The proposal, including the accompanying supporting statement, may not exceed 500 words.

Proposals received from shareholders are given careful consideration by HiEnergy Technologies in accordance with Rule 14a-8 under the Securities Exchange Act of 1934, as amended. Shareholder proposals are eligible for consideration for inclusion in the proxy statement for the 2003 Annual Meeting of Shareholders if they are received by HiEnergy Technologies on or before April 25, 2003. Any shareholder proposal should be directed to the attention of the Secretary of HiEnergy Technologies, at 10 Mauchly Drive, Irvine, California 92618.

In order for a shareholder proposal submitted outside of Rule 14a-8 to be considered "timely" within the meaning of Rule 14a-4(c), such proposal must be received by HiEnergy Technologies on or prior to July 15, 2003 (not more than 90, but not less than 60, days prior to the date of the Annual Meeting). HiEnergy Technologies will have discretionary authority with respect to shareholder proposals submitted for consideration at the 2003 Annual Meeting of Shareholders that are not "timely" within the meaning of Rule 14a-4(c). HiEnergy Technologies reserves the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements.

ADDITIONAL  INFORMATION

Shareholders should direct communications regarding change of address, transfer of stock ownership or lost stock certificates to: Signature Stock Transfer, Inc., Attn: Jason M. Bogutski, 14675 Midway Road, Suite 221, Addison, Texas 75001. HiEnergy Technologies' transfer agent may also be reached by telephone at
972.788.4193  or  by  facsimile  at  972.788.4194.

OTHER MATTERS

HiEnergy Technologies knows of no other matters that are likely to be brought before the Annual Meeting. If, however, other matters not presently known or determined properly come before the Annual Meeting, the persons named as proxies in the enclosed Proxy Card or their substitutes will vote such proxy in accordance with their discretion with respect to such matters.


                                              By Order of the Board of Directors


                                              /s/ B.C. Maglich

                                              Dr. Bogdan C. Maglich
                                              Chairman of the Board

Irvine, California
September 10, 2002

                               INDEX TO APPENDICES


Appendix           Description
--------           --------------------------------------------------

   A               Audit Committee Charter

   B               Employment Agreement with Dr. Maglich dated March 6, 2002

   C               Assignment and Assumption of Employment Agreement dated
                   July 16, 2002

   D               Agreement and Plan of Merger

   E               Certificate of Incorporation (Delaware corporation)

   F               Bylaws (Delaware corporation)

   G               Washington Statutes re Dissenters' Rights (RCW Chapter
                   23B.13)

                                   APPENDIX A
                                   ----------

                             AUDIT COMMITTEE CHARTER
                                       OF
                           HIENERGY TECHNOLOGIES, INC.

     This Audit Committee Charter ("Charter") is the duly adopted governing document of the HiEnergy Technologies, Inc. ("Company") audit committee ("Committee"), a duly constituted committee of the Company's Board of Directors ("Board").

     1. RESPONSIBILITIES OF THE COMMITTEE. The scope of the Committee's responsibilities shall include the following:

          1.1.     General  Oversight.  To  assist  the  Board in fulfilling its
                   ------------------
oversight responsibilities by reviewing the financial information that will be provided to the shareholders and others, the systems of internal controls that management and the Board have established, and the audit process;

          1.2.     Independent  Auditors.  To  select,  evaluate,  and,  where
                   ---------------------
appropriate, replace the independent auditor (or to nominate the independent auditor to be proposed for shareholder approval in any proxy statement);

          1.3.     Statement  on  Independence.  To  ensure  receipt  from  the
                   ---------------------------
independent auditors of a formal written statement delineating all relationships between the auditor and the Company, consistent with Independence Standards Board Standard 1;

          1.4.     Assessment of Independence.  To actively engage in a dialogue
                   --------------------------
with the auditor with respect to any disclosed relationships or services that may impact the objectivity and independence of the auditor; and

          1.5.     Oversight  of  Independence.  To  take, or recommend that the
                   ---------------------------
full Board take, appropriate action to oversee the independence of the independent auditor.

     2. COMPOSITION OF THE COMMITTEE. Subject to subsections 2.1 and 2.2, the Committee shall be comprised of at least two members, at least half of such members being independent directors, and each of whom is able to read and understand fundamental financial statements, including a company's balance sheet, income statement, and cash flow statement or will become able to do so within a reasonable period of time after his or her appointment to the audit committee.

          2.1.     Independent  Directors.  Independent  directors  are  not
                   ----------------------
officers of the Company and are, in the view of the Board, free of any relationship that would interfere with the exercise of independent judgment. The following persons shall not be considered independent:

               a. A director who is employed by the Company or any of its affiliates for the current year or any of the past three years;

               b. A director who accepts any compensation from the Company or any of its affiliates in excess of $60,000 during the previous fiscal year, other than compensation for Board service, benefits under a tax-qualified retirement plan, or non-discretionary compensation;

               c. A director who is a member of the immediate family of an individual who is, or has been in any of the past three years, employed by the Company or any of its affiliates as an executive officer. Immediate family includes a person's spouse, parents, children, siblings, mother-in-law, father-in-law, brother-in-law, sister-in-law, son-in-law, daughter-in-law, and anyone who resides in such person's home;

               d. A director who is a partner in, or a controlling shareholder or an executive officer of, any for-profit business organization to which the Company made, or from which the Company received, payments (other than those arising solely from investments in the Company's securities) that exceed 5% of the Company's or business organization's consolidated gross revenues for that year, or $200,000, whichever is more, in any of the past three years;

               e. A director who is employed as an executive of another entity where any of the Company's executives serve on that entity's compensation committee.

          2.2.     Financial  Experience.  At  least one member of the Committee
                   ---------------------
shall have past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background which results in the individual's financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities.

     3. SPECIFIC DUTIES OF THE COMMITTEE. In meeting its responsibilities, the Committee is expected to:

          3.1.     Accountability  of  Independent  Auditor.  Communicate to the
                   ----------------------------------------
independent auditor its ultimate accountability to the Board and the Committee, as representatives of the shareholders.

          3.2.     Specific  Responsibilities.  Accomplish  its  specific
                   --------------------------
responsibilities  set  forth  in  subsections  1.2  through  1.5;

          3.3.     General  Oversight.  In connection with its general oversight
                   ------------------
responsibility,

               a. Provide an open avenue of communication between the independent auditor and the Board;

               b.     Review  and  update  the  Committee's  Charter  annually;

               c. Inquire of management and the independent auditor about significant risks or exposures and assess the steps management has taken to minimize such risk to the Company;

               d. Consider, in consultation with the independent auditor, the audit scope and plan of the independent auditor;

               e. Consider with management and the independent auditor the rationale for employing audit firms other than the principal independent auditor;

               f.     Consider  and  review  with  the  independent  auditor:

                    1. The adequacy of the Company's internal controls, including computerized information system controls and security; and

                    2. Any related significant findings and recommendations of the independent auditor together with management's responses thereto;

               g. Review with management and the independent auditor at the completion of the annual examination:

                    1. The Company's annual financial statements and related footnotes;

                    2. The independent auditor's audit of the financial statements and its report thereon;

                    3. Any significant changes required in the independent auditor's audit plan;

                    4. Any serious difficulties or disputes with management encountered during the course of the audit; and

                    5. Other matters related to the conduct of the audit that are to be communicated to the Committee under generally accepted auditing standards;

               h.     Consider  and  review  with  management:

                    1. Significant findings during the year and management's responses thereto;

                    2. Any difficulties encountered in the course of the audit, including any restrictions on the scope of the independent auditor's work or access to required information; and

                    3. Any changes required in the planned scope of the independent auditor's plan;

               i. Review filings with the SEC and other published documents containing the Company's financial statements and consider whether the information contained in these documents is consistent with the information contained in the financial statements;

               j. Review policies and procedures with respect to officers' expense accounts and perquisites, including their use of corporate assets, and consider the results of any review of these areas by the independent auditor;

               k. Review legal and regulatory matters that may have a material impact on the financial statements, related Company compliance policies, and programs and reports received from regulators;

               l. Meet with the independent auditor and management in separate executive sessions to discuss any matters that the Committee or these groups believe should be discussed privately with the Committee;

               m. Report Committee actions to the Board with such recommendations as the Committee may deem appropriate;

               n. Prepare a letter that complies with Item 7 of Schedule 14A under the Securities Exchange Act of 1934 for inclusion in the annual report and/or proxy statement that describes the Committee's composition and responsibilities, and how they were discharged;

               o. Meet in connection with each regularly scheduled meeting of the Board or more frequently as circumstances require, and the Committee may ask members of management or others to attend the meeting and provide pertinent information as necessary; and

               p. Perform such other functions as assigned by law, the Company's articles of incorporation or bylaws, or the Board.

     4. MISCELLANEOUS. The duties and responsibilities of a member of the Committee are in addition to those duties set out for a member of the Board. Meetings of the Committee shall be noticed and conducted in accordance with the provisions of the Company's articles of incorporation and bylaws governing committees. This Charter may be amended from time to time by act of the Committee, subject to the provisions of the Company's articles of incorporation and bylaws governing committees.

     IN WITNESS WHEREOF, the undersigned hereby evidence the adoption of this Audit Committee Charter as of the last date set forth next to their signatures below.



/s/  Barry Alter     6/11/02            /s/  Richard F. Alden   6/11/02
-----------------    -------            ----------------------  -------
    (Signature)       Date                    (Signature)        Date

Barry  Alter                            RICHARD F. ALDEN
-----------------                       ----------------------
    (Print Name)                             (Print Name)



-----------------    -------
  (Signature)         Date


-----------------
 (Print  Name)

                                   APPENDIX B
                                   ----------



                              Employment Agreement

Agreement made this 6th day of March 2002, between HiEnergy Microdevices, Inc., a Delaware Corporation (the "Company"); and Bogdan C. Maglich, an individual ("Maglich").
                                   WITNESSETH

IN CONSIDERATION of the mutual covenants contained herein, the parties agree as follows:

     1.   EMPLOYMENT. The Company hereby agrees to employ Maglich, during the
          -----------
          term specified in Paragraph 2, and Maglich agrees to accept such employment, all subject to the terms and conditions hereinafter set forth in this Agreement.

     2.   TERM. Subject to the terms and conditions of this Agreement, Maglich's
          -----
          employment by the Company shall be for a term commencing on the date hereof and ending on December 31, 2006, unless sooner terminated as hereinafter provided.

     3.   DUTIES AND RESPONSIBILITIES.
          ----------------------------

                    (a) During the term, Maglich shall serve as Chief Scientific Officer and Chairman of the Company and shall devote the stated time and attention to the business of the Company. The business of the Company, for purposes of this Agreement, shall include (i) the detection of the substances of which objects are comprised and the development, production, sale and promotion of devices and technologies to effect such detection, and (ii) such other endeavors as to which Maglich and the Board shall mutually agree.
                    (b) Subject to the supervision of the Board of Directors, Maglich, as Chief Scientific Officer of the Company, will be responsible for the determination of the Company's research and development program; its research and development associations and consortiums; its patent policy; the selection, hiring, and/or firing of its scientific, engineering and technical personnel and of any Principal Investigator or Co-principal Investigator on research and development contracts of the Company and of their clerical assistants, as well as their respective remuneration and budgeting priorities.
                    (c) Subject to such requirements as shall be imposed by law or governmental regulation, Maglich, as Chief Scientific Officer, shall be responsible for determining what technical information may be publicly disclosed by any officer or employee of the Company.
                    (d) As Chairman, Maglich agrees to perform, and shall perform, the functions of the Chairman as set forth in the By-Laws of the Company; shall be one of two signatories on all checks and drafts of the Company in excess of $1000; and, subject to review by the Board of Directors, shall be the officer of the Company responsible for submitting budgetary recommendations to the Board.
                    (e) It is recognized by the Company that Maglich has heretofore been engaged, and in the future may be engaged, in other endeavors, including, without limitation, those relating to nuclear fusion energy, satellite-borne nuclear power, and anti-missile defense, as well as scientific education, including, without limitation, scientific publications and documentary films. It is recognized by the Company that such activities are indirectly beneficial to its reputation, standing and governmental and business relations. It is further recognized that, provided the company does not furnish its personnel, equipment, facilities or funding for such other endeavors and that the work conducted on such other endeavors does not interfere with the services and time on the job provided to the Company by Maglich, any patents or other intellectual property or other benefits derived from such other endeavors are the sole property of Maglich and that the Company shall neither have or claim any interest therein.
                         A list of Maglich's other endeavors, as discussed above, shall be maintained mutually by the Company and Maglich. All other work conducted by Maglich during his employed time, or using the Company's personnel, facilities or funding, and which is not so listed, will be work for hire to the Company by Maglich.
                    (f) Maglich shall devote not less than 35 hours per week to the business of the Company, it being understood that he may give such time and attention to other endeavors as does not materially detract from his services for, and attention to, the business of the Company.
                    (g) It is contemplated that, for the continuance of this Agreement, Maglich will be employed as Chief Scientific Officer and Chairman of the Company. In the event Maglich is not so elected and not so continued in any or all of such posts, for any reason other than termination for cause (as defined below), such failure shall constitute a breach of this Agreement by the Company and Maglich shall have the right to terminate his employment hereunder forthwith by written notice of such intention to the Company and the Company will be obligated to make the severance payments set forth in Paragraph 11 of this Agreement and to satisfy all other obligations set forth in Paragraph 10.

     4.   COMPENSATION. In consideration of the services to be rendered by
          -------------
          Maglich hereunder, the Company agrees to pay Maglich, and he agrees to accept, the following:

                    (a)  BASE SALARY. For the period commencing January 1, 2002,
                         ------------
                         and ending December 31, 2002, the Company shall pay Maglich at the annual rate of $125,000 annually, payable in cash monthly. For the period January 1, 2003, through December 31, 2006, the Company shall pay Maglich as follows:

                         (i) For the period January 1, 2003, through December 31, 2003, $137,500 annually, payable in cash monthly;
                         (ii) For the period January 1, 2004, through December
                              31, 2004, $151,250 annually, payable in cash monthly;
                        (iii) For the period January 1, 2005, through December
                              31, 2005, $166, 375 annually, payable in cash monthly; and
                         (iv) For the period January 1, 2006, through December
                              31, 2006, $183,012 annually, payable in cash monthly.
                         (v) In the event that Maglich, with the approval of the Company, shall work less than the time required of him under Paragraph 3(c), his base salary shall decrease proportionally.

                    (b)  SIGNING BONUS.
                         --------------
                         In consideration of Maglich executing and delivering this Agreement, the Company has agreed to pay Maglich a signing bonus by issuing to him its promissory note in the face amount of $100,000 in the form of Exhibit A hereto, payable (i) $50,000 upon receipt by the Company of One Million Dollars or more from any source, and
                         (ii) $50,000 upon receipt by the Company of in excess of $500,000 from its sales or operations (including grants not directed for equipment) or receipt by the Company of a further cash infusion of One Million Dollars or more.

                    (c)  ANNUAL BONUS.
                         -------------
                         (i)At the beginning of each fiscal year, the Board of Directors of the Company shall establish a bonus plan based upon Company performance goals. At the end of the fiscal year, officers of the Company, including Maglich, shall receive a bonus based upon performance against the established plan.
                         (ii) In no event shall Maglich's bonus be less than 20% of the total amount of bonuses paid to officers of the Company pursuant to the bonus plan referred to in "(i)" above.
                         (iii) In the event the Company's gross pretax profit in any fiscal year shall exceed $.20 per share, then Maglich's bonus in that year shall not be less than $50,000.

                    (d)  STOCK OPTIONS.
                         -------------
                         (i) The Company represents, warrants, and confirms to Maglich its agreement in 1998 to then issue to him options entitling him to purchase 111,040 shares of the Common Stock of the Company at an exercise price of $3 per share, such options to be exercisable at any time and from time to time within the period ending November 30, 2008. The Company represents and warrants that it will take all corporate action necessary or desirable to effect the valid issuance of all such options to Maglich and the delivery of certificates therefor to Maglich no later than March 30, 2002; and
                         (ii) The Company shall grant and issue to Maglich annually during the term hereof five-year stock options at a rate of not less than one (1%) per annum of the Company's stock issued and outstanding at the end of the year, such options to have an exercise price of the most recent arms length sale, or if publicly traded, the average price for the preceding thirty days. In no event shall Maglich receive, in the aggregate, in any one year less than 10% of the total number of options granted by the Company for services in that year.

     5.   PENSION AND FRINGE BENEFITS.
          ----------------------------

                    (a) Maglich shall be entitled to participate in any employee benefit plans generally available to senior officers and/or key employees of the Company, including medical, disability, pension, non-qualified deferred compensation plans, the programs for the allowance for or the reimbursement of automobile expenses, and any other plans of general application to senior officers and/or key employees of the Company on the date hereof and such plans and programs adopted hereafter for the benefit of senior officers and/or key employees of the Company.
                    (b) As Maglich is covered by Medicare, the Company shall pay his supplemental Blue Cross, TIAA Long-Term Care insurance, medical insurance for his children under eighteen (18) years of age, and dental insurance for himself and his children, and not less than $1000 per month into his TIAA annuity pension fund until August 31, 2003.
                    (c) The Company will provide Maglich with a Lincoln, Cadillac, or equivalent U.S. brand automobile of his choosing for his business and personal use and will pay for all related expenses thereof, including, without limitation, the costs of registration, fuel, repairs, and insurance.
                    (d) Maglich shall be entitled to take time off for vacation or illness in accordance with the Company's policy for senior executives and/or key employees and to receive all other fringe benefits as from time to time made generally available to senior executives and/or key employees of the Company.
                    (d) The Company shall reimburse Maglich for reasonable and necessary personal attorneys' fees, costs and expenses incurred in connection with matters relating to the affairs of the Company, excluding any disputes with the Company itself. Such reimbursement shall not exceed $20,000 in any one year, except as may be necessary to protect the Company from actual or claimed liability to others or as shall be otherwise agreed by the Company or provided for in Paragraph 12 hereof. Nothing contained herein shall limit the Board of Directors from providing defense costs to all officers and directors of the Company, including Maglich.

     6.   REIMBURSEMENT. The Company shall reimburse Maglich for all proper
          --------------
          expenses, including, without limitation, travel and entertainment expenses, incurred by him in the performance of his duties hereunder in accordance with the Company's policies and procedures in effect from time to time.

     7.   OFFICE AND LOCATION. The Company shall provide Maglich, at the
          --------------------
          Company's sole expense, with an executive office at its headquarters commensurate with his positions as Chief Scientific Officer and Chairman within the facility then occupied by the Company.

     8.   EXECUTIVE SECRETARY. The Company shall provide Maglich, at the
          --------------------
          Company's sole expense, with the services on a full-time basis of an executive secretary of his choosing. Said executive secretary shall perform those services for Maglich that are regularly performed for the Chairman of the Board of a public company and shall also assist Maglich in his positions as Chief Scientific Officer of the Company. A salary customary in the area in which the Company's offices are located shall be paid by the Company to Dr. Maglich's executive secretary.

     9.   INSURANCE. The Company shall, at its sole expense, provide Maglich
          ----------
          with the following insurance:

                    (a) Life Insurance. The Company shall provide Maglich with, and pay up to $1,000 in premium per month for two key man life insurance policies. The owner and beneficiary of one policy shall be the Company. The owner of the other ("Maglich Policy") shall be Maglich and/or the beneficiary or beneficiaries designated by him. Every time the Company increases its insurance on Maglich's life the Maglich Policy shall increase at the Company's expense by an identical amount.

                    (b) Disability Insurance. The Company shall pay the premium on the disability insurance policy presently maintained by Maglich and any renewals thereof provided the premium shall not exceed $500 per month.

     10.  TERMINATION.
          ------------

                    (a) Termination for Cause. The Company may terminate Maglich's employment at any time upon Maglich's gross negligence or willful malfeasance in the material performance of his duties and responsibilities to the Company under Paragraph 3 of this Agreement. Such discharge shall be effected by notice (the

                         "Discharge Notice") to Maglich which shall specify the reasons for Maglich's discharge and effective date thereof. In each instance, such termination shall not be effective if the gross negligence or willful malfeasance specified in the Discharge Notice is cured by Maglich within ten (10) days following the date of receipt by Maglich of the Discharge Notice.

                    (b)  TERMINATION FOR DISABILITY. In the event of disability
                         --------------------------
                         of Maglich rendering him unable to perform his services hereunder for a period of one hundred eighty (180) consecutive days, the Company shall have the right to terminate this Agreement upon giving not less than thirty (30) days' notice ("Termination Notice") of its intention to do so. If Maglich shall have resumed his duties hereunder within such a thirty (30) day period and shall have continuously performed his services for at least thirty (30) consecutive days thereafter, the Termination Notice shall be deemed of no force and effect and this Agreement shall thereupon continue in full force as though such notice of termination had not been given.

                    (c)  TERMINATION BY MAGLICH. Maglich may terminate this
                         -----------------------
                         Agreement at any time by giving not less than three (3) months' notice of his intention to terminate, in which case all Company benefits shall be terminated "in due course" as of the effective date of termination. Any notes and earned stock options of Maglich shall immediately vest and be paid as agreed.

     11. SEVERANCE PAYMENTS. If this agreement is terminated, the Company shall
         -------------------
     pay Maglich, on the termination date, an amount of money equal to the aggregate unpaid balance of the minimum annual base salaries provided for in Paragraph 4(a) hereof through a period of two (2) years after the termination date. Additionally, the Company shall continue to pay Maglich, for said two year period, all of the benefits provided for in Paragraph 5(a) and (b) above and, thereafter, all premiums associated with the continuation of Maglich's insurance under COBRA for the period that COBRA shall be available to Maglich. Upon termination, all of Maglich's options respecting shares of the capital stock of the Company shall forthwith vest in Maglich and become immediately exercisable.

          12. COMPROMISE OF UNPAID CONTRACTUAL OBLIGATIONS TO MAGLICH. Maglich
              --------------------------------------------------------
          and the Company have certain differences in their understanding of the existence and magnitude of the Company's obligations to Maglich under an Employment Agreement initially entered into between Maglich and Advanced Physics Corporation on the 31st day of December 1993 and understood by Maglich to have been adopted and approved by the Company on August 23, 1995. If Maglich is correct, the Company's current obligations to Maglich under the aforesaid Employment Agreement would exceed $4,000,000. Maglich and the Company have agreed that Maglich will cancel all obligations or alleged obligations of the Company to Maglich respecting the aforesaid Employment Agreement in exchange for indemnification of Maglich by the Company against any personal tax liabilities arising from the issuance to

          Maglich of securities of the Company, up to a total possible indemnification payment of Seventy-five Thousand dollars ($75,000). Accordingly, upon the release by Maglich of the Company from his claims under the aforesaid Employment Agreement, the Company agrees to indemnify and hold harmless Maglich from and against any and all personal tax liability or liabilities or alleged tax liability or liabilities of any kind or description, and against all attorney's fees, costs and expenses of counsel of Maglich's selection with respect to such tax liabilities or alleged tax liabilities, to the fullest extent permitted by law and subject to the payment of no more than $75,000. It is understood by the Company that it is a material condition of Dr. Maglich's entering into this Employment Agreement with the Company that he have no tax liability whatsoever respecting the issuance by the Company of securities to him, and it is the intention of the Company that to the limit of $75,000, it bear any and all such liability in full. The parties will execute and deliver such other and further documents as shall be necessary or advisable to carry out the transactions contemplated by this Paragraph 12. If the ultimate determination of tax liability by Maglich is in excess of $75,000, the Company will advance to Maglich an additional amount equal to the excess, up to an additional $75,000, as an advance against salary, without the collection of interest thereon.

     13. EXCHANGE BY MAGLICH OF SHARES OF CLASS B COMMON STOCK FOR SHARES OF
         -------------------------------------------------------------------
     CLASS A COMMON STOCK OF THE COMPANY. Maglich is the owner of record of 100%
     ------------------------------------
     of the authorized and issued Class B shares of the Company. The Company has determined that it is in the best interests of the Company and its shareholders for it to exchange Class A shares of the Company for all of Maglich's Class B shares. Maglich agrees that he will accept 100,000 shares of the Class A common stock of the Company in exchange for all of his Class B shares, and the Company agrees that such an exchange is fair and reasonable and agrees to such exchange. The Company represents and warrants to Maglich that its Board of Directors has or will take all necessary or appropriate action to vest in Maglich full and unfettered title to such 100,000 shares of Class A Common Stock, free and clear of any liens or encumbrances of any kind whatsoever, upon Maglich's delivery to the Company of his Class B Common Stock in exchange for said 100,000 shares of Class A Common Stock.

14.  REPRESENTATIONS AND WARRANTIES OF THE COMPANY RESPECTING CERTAIN SECURITIES
     ---------------------------------------------------------------------------
     ISSUED TO MAGLICH AND ASSOCIATES AND RATIFICATION OF TRANSACTIONS RELATED
     -------------------------------------------------------------------------
     THERETO.
     --------

          (a) The Company hereby represents and warrants to Maglich that the securities set forth below have been duly and validly issued by the Company and registered by the Company in the names of the persons listed below and are outstanding, fully paid and non-assessable securities of the Company:

               (i) Advanced Projects Group, Inc.         58,000 share of Class A
               (majority  owned  by  Bogdan  Maglich     Common Stock
               and  Maglich  Family  Holdings,  Inc.)

               (ii)  Bogdan C. Maglich                   76,000 shares of
                                                         Class A Common Stock
                                                         and all shares of Class
                                                         B Common Stock
                                                         (converted by Maglich
                                                         into 100,000 shares of
                                                         Class A Common Stock
                                                         pursuant to Paragraph
                                                         13 hereof)

               (iii)  Maglich  Family  Holdings, Inc.    166,049 shares of
                                                         Class  A  Common
                                                         Stock

          (b) The Company hereby ratifies and reaffirms all transactions which resulted in the issuance of the securities listed in "(a)" above and represents and warrants that its Board of Directors has or will take all action necessary or appropriate to vest in the parties listed above full and unfettered title to all of said shares as stated above.

     15.  NON-DISCLOSURE AND COVENANT NOT TO COMPETEE
          -------------------------------------------

          (a) NON-DISCLOSURE. During the term of this Agreement and from and
              ---------------
          after the termination of this Agreement, Maglich shall not, except as required by law or to perform his duties under this Agreement, divulge, disclose or communicate to any person, firm, or corporation, any confidential information. The term "confidential information" includes, without limitation, information about the business of the Company (or any division, subsidiary or affiliate of the Company) including, but not limited to, methods of operation, pricing information and customer lists, but excluding such information that was in the public domain at the time it was acquired by Maglich or that comes into the public domain other than through disclosure by Maglich. If confidential information is contained in any document or writing or is fixed in any other tangible form, magnetically, electronically, or otherwise, and if such confidential information is in Maglich's possession or under his control, he shall return such information and all copies thereof to the Company upon his termination. Maglich shall not directly or indirectly, take, copy, or transfer, in any manner whatsoever, any of the business records of the Company (or any division, subsidiary or affiliate of the Company).

          (b)  NON-COMPETE. During the term of Maglich's employment hereunder,
               -----------
               and for a period of five (5) years following the date of termination of Maglich's employment hereunder, Maglich shall not, directly or indirectly, engage (whether for compensation or without compensation) as an individual proprietor, partner, stockholder, officer, employee, director, consultant, joint venturer, lender, or in any other capacity whatsoever (otherwise than as a holder of no more than 1% of the total outstanding stock of a publicly held company) in any business activity or business activities that compete with the remote-non-intrusive detection business of the Company, it being understood and agreed by the Company that "other endeavors" of Maglich referred to and listed in Paragraph

               3(a) and 3(b) hereof are not and never shall be considered as competing activities to those of the Company. During the term of Maglich's employment hereunder, and for a period of the greater of one year or any time during which Maglich is receiving severance payments pursuant to Paragraph 11 hereof, Maglich shall not, directly, or indirectly: either for himself or for any other person, firm or corporation, divert or take away or attempt to divert or take away any person, firm or corporation who was or is a customer of the Company during the term of this Agreement, or
               (b) induce or influence any person who is engaged by the Company as an employee, agent or otherwise, to terminate his or her engagement or to engage or otherwise participate in a business activity directly or indirectly competitive with the Company.
          (c)  SCOPE OF RESTRICTIONS. The restrictions set forth in this
               ----------------------
               Paragraph 15 are considered by the parties to be reasonable. However, if any such restriction is found to be unenforceable because it extends for too long a period of time or over too great a range of activities or in too broad a geographic area, it shall be interpreted to extend only over the maximum period of time, range of activities or geographic area as to what may be enforceable.
          (d)  REMEDIES. In the event of a breach or a threatened breach of this
               --------
               Paragraph 15 that is not cured by Maglich after receipt of ten day's written notice from the Company, the Company shall be entitled to an injunction restraining Maglich from committing or continuing such breach, as well as to any and all other legal and equitable remedies permitted by law.


     16.  MISCELLANEOUS.
          --------------

          (a)  ENFORCEABILITY. The failure of any party at any time to require
               ---------------
               performance by another party of any provision hereunder shall in no way affect the right of that party thereafter to enforce the same, nor shall it affect any other party's right to enforce the same, or to enforce any of the other provisions of this Agreement; nor shall the waiver by any party of the breach of any provision hereof be taken or held to be a waiver of any subsequent breach of such provision or as a waiver of the provision itself.

          (b)  BINDING EFFECT. This Agreement shall be binding upon the Company,
               --------------
               its successors and assigns and Maglich, his heirs, and personal representatives. This Agreement may not be assigned by either party without the prior written consent of the other party being first obtained.

          (c)  MODIFICATIONS. This Agreement may not be orally cancelled,
               --------------
               changed, modified or amended, and no cancellation, change, codification or amendment shall be effective or binding, unless in writing and signed by the parties to this Agreement.

          (d)  SEVERABILITY; SURVIVAL. In the event any provision or portion of
               ----------------------
               this Agreement is determined to be invalid or unenforceable for any reason, in whole or in part, the remaining provisions of this Agreement shall nevertheless be binding upon the parties with the same effect as through the invalid or unenforceable part had been severed and deleted. The respective rights and obligations of the parties thereunder shall survive the termination of the executive's employment to the extent provided elsewhere herein and to the extent necessary to the intended preservation of such rights and obligations.

          (e)  NOTICES. Any notice, request, instruction or other document to be
               -------
               given hereunder by any party to another party shall be in writing and shall be deemed effective (i) upon personal delivery, if delivered by hand against receipt, (ii) mailed postage prepaid, by United States certified or registered mail, return receipt requested, (iii) upon being sent by facsimile transmission (if receipt is electronically confirmed) and, in each case, addressed as follows:

                              If to the Company:

                              HiEnergy Microdevices, Inc.
                              10  Mauchly  Drive
                              Irvine,  CA  92618

                              With  a  copy  to:

                              Blackwell  Sanders  Pepper  Martin
                              2300  Main  Street,  Suite  1000
                              Kansas  City,  MO  62108
                              Attention:  Steve  Carman,  Esq.

                              If  to  Maglich:

                              Bogdan  C.  Maglich
                              559  Vista  Flora
                              Newport  Beach,  CA  92660

                              With  a  copy  to:
                              James  Monroe  Marx,  Esq.
                              590  Madison  Avenue,  23rd  Floor
                              New  York,  New  York  10022

Any party may change the address to which notices are to be sent by giving notice of such change of address to the other party in the manner herein provided for giving notice.

          (f)  APPLICABLE LAW. This Agreement shall be governed by, and
               --------------
               construed in accordance with, the laws of the State of California, without application of conflict of law provisions applicable herein.

          (g)  ENTIRE AGREEMENT. This Agreement represents the entire agreement
               ----------------
               between the Company and Maglich with respect to the subject matter hereof, and all prior agreements, plans and arrangements relating to the employment of Maglich by the Company are nullified and superceded hereby.

          (h)  HEADINGS. The headings contained in this Agreement are for
               --------
               reference purposes only, and shall not affect the meaning or interpretation of this Agreement

          (i)  COUNTERPARTS. This Agreement may be executed in one or more
               ------------
               counterparts, all of which shall constitute one and the same agreement, and each of which shall be deemed an original.


     IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first above written.


                             HiEnergy Microdevices, Inc., a Delaware Corporation


                             By:   /s/  Gregory Gilbert
                                ------------------------------------
                                  Gregory  Gilbert
                                  President and Duly Authorized Signatory

                                   /s/  B.  C.  Maglich
                                ------------------------------------
                                Bogdan  C.  Maglich,  Individually

                                   APPENDIX C
                                   ----------


                ASSIGNMENT AND ASSUMPTION OF EMPLOYMENT AGREEMENT

                    BY AND AMONG HIENERGY TECHNOLOGIES, INC.,

              HIENERGY MICRODEVICES, INC. AND DR. BOGDAN C. MAGLICH

     THIS ASSIGNMENT AND ASSUMPTION AGREEMENT (the "Agreement") is entered into as of the 16th day of July, 2002, by and among HiEnergy Technologies, Inc. (the "Parent" or the "Company"), a Washington corporation, HiEnergy Microdevices, Inc. (the "Subsidiary"), a Delaware corporation, and Dr. Bogdan C. Magich ("Maglich"), individually (together, the "parties").

                                    RECITALS

     WHEREAS, an employment agreement (the "Employment Agreement") was entered into by and between the Subsidiary and Maglich on March 6, 2002; and

     WHEREAS, the Subsidiary desires to assign to the Parent and the Parent desires to assume from the Subsidiary the Employment Agreement; and

     WHEREAS, the Employment Agreement contains a provision (i) granting Maglich an option to purchase 111,040 shares of Class A common stock of the Subsidiary (the "Option"), which grant was approved by resolution of the Board of Subsidiary at a meeting held on March 19, 2002, and (ii) promising to grant to Maglich additional stock options (the "Additional Options") annually during the term of the Employment Agreement; and

     WHEREAS, a separate Stock Option Agreement will be executed between the Parent and Maglich granting Maglich an Option to purchase 2,482,011 shares of common stock of the Parent in exchange for canceling the Option; and

     WHEREAS, the parties seek to amend the Employment Agreement with respect to the Option and the Additional Options and to cancel the Option;

NOW THEREFORE, in consideration of the promises and mutual covenants set forth in this Agreement, the parties hereby agree as follows:

1.   AMENDMENT  NO.  1  TO  EMPLOYMENT  AGREEMENT

     a.     Definitions;  References.  All  capitalized  terms  used  in  this
            ------------------------
Amendment No. 1 to the Employment Agreement ("Amendment No. 1") not defined herein shall have the meanings given them in the Employment Agreement. References in this Amendment No. 1 and in the Employment Agreement to "this Agreement," "herein," "hereto" and words of similar import shall mean the Employment Agreement as modified by this Amendment No. 1.

     b.     Effect  of  Amendment  No.  1.  This  Amendment  No.  1 modifies the
            -----------------------------
Employment Agreement. The Employment Agreement, as amended by this Amendment No. 1, is in full force and effect, and the parties hereby ratify and affirm the same. In the event of any conflict between the provisions of the Employment Agreement and this Amendment No. 1, the provisions of this Amendment No. 1 shall control.

     c.     Amendment  of  Employment  Agreement  Section  4(d).  The Employment
            ---------------------------------------------------
Agreement Section 4(d) is hereby superseded and replaced in its entirety by the following:

     (d)    Stock  Options.
            ---------------

     The Company shall grant and issue to Maglich annually during the term hereof five-year stock options at a rate of not less than one percent (1%) per annum of the Company's common stock issued and outstanding at the end of the year, such options to have an exercise price of the most recent arms length sale or, if publicly traded, the average price for the preceding thirty days. In no event shall Maglich receive, in the aggregate, in any one year less than 10% of the total number of options granted by the Company for services in that year.

     d.     Purpose  and  Effect.  The  purpose  of  this  Amendment No. 1 is to
            --------------------
revise the provision concerning the grant of the Additional Options to allow for the grant of the stock options from the Parent through one or more separate stock option agreements.

2.   CANCELLATION  OF  OPTION

     Maglich hereby agrees to rescind the grant of the Option to him by the Company through the Employment Agreement. The Parties agree that the Option is hereby cancelled. Upon execution of this Agreement and effective as of April 24, 2002, Maglich no longer holds the Option to purchase shares of the Subsidiary's or the Company's common stock pursuant to the Employment Agreement. Upon execution of this Agreement and effective as of April 24, 2002, the Subsidiary no longer has any stock options outstanding in the name of Maglich nor has any obligation to issue stock options to Maglich.

3.   ASSIGNMENT  AND  ASSUMPTION

     The Subsidiary hereby assigns all of its right, title and interest in and to the Employment Agreement to the Parent. The Parent hereby accepts such assignment, assumes all obligations of the Subsidiary arising out of the Employment Agreement and agrees to indemnify and hold the Subsidiary harmless from any liabilities, claims or demands based upon or arising under the Employment Agreement.

4.   OTHER PROVISIONS

     a.     Applicable  Law  and  Forum.  This  Agreement shall be construed and
            ---------------------------
enforced according to the laws of the State of California. All legal actions arising under this Agreement shall be instituted in, and each party consents to jurisdiction in the County of Orange, State of California.

     b.     Notices.  Any  notice  or  other communication required or permitted
            -------
under this Agreement shall be given in writing and delivered by hand or by registered or certified mail, postage prepaid and return receipt requested, to the following persons (or their successors pursuant to due notice):

     If to the Parent:          HiEnergy Technologies, Inc.
                                10 Mauchly Drive
                                Irvine, CA  92618
                                Attn: President

     If to the Subsidiary:      HiEnergy Microdevices, Inc.
                                10 Mauchly Drive
                                Irvine, CA  92618
                                Attn: President

     If to Maglich:             Bogdan C. Maglich
                                559 Vista Flora
                                Newport Beach, CA  92660

Such address may be changed from time to time by any party by providing written notice to the other parties in the manner set forth above.

     c.     Waiver.  The failure of the parties to enforce any provision of this
            ------
Agreement shall not be construed as a waiver or limitation of that party's right to subsequently enforce and compel strict compliance with every provision of this Agreement.

     d.     Entire  Agreement.  This  Agreement constitutes the entire agreement
            -----------------
between  the  parties.

     e.     Amendments.  This  Agreement  may  be  modified  or  amended  if the
            ----------
amendment  is  made  in  writing  and  is  signed  by  all  parties.

     f.     Severability.  If  one or more provisions of this Agreement are held
            ------------
to be invalid or unenforceable under applicable law, such provision(s) shall be excluded from this Agreement and the balance of the Agreement shall be interpreted as if such provision(s) were excluded and shall be enforceable in accordance with its terms.

IN WITNESS WHEREOF, and in acknowledgment that the parties hereto have read and understood each and every provision hereof, the parties have executed this Agreement on the date first set forth above.


HIENERGY MICRODEVICES, INC.                HIENERGY TECHNOLOGIES, INC.



By:    /s/  Gregory F. Gilbert             By:   /s/  Barry Alter
   -----------------------------              --------------------------------
   Gregory F. Gilbert, President              Barry Alter, President and CEO




     /s/  B. C. Maglich
--------------------------------
Dr. Bogdan C. Maglich, Individually

                                   APPENDIX D
                                   ----------

                          AGREEMENT AND PLAN OF MERGER
                                 BY AND BETWEEN
              HIENERGY TECHNOLOGIES, INC., A WASHINGTON CORPORATION
                                       AND
               HIENERGY TECHNOLOGIES, INC., A DELAWARE CORPORATION

     THIS AGREEMENT AND PLAN OF MERGER ("Agreement") is entered into as of the ____ day of _________________, 2002, by and between HiEnergy Technologies, Inc., a Washington corporation (hereinafter, the "Parent"), located at 10 Mauchly Drive, Irvine, California, 92618, and HiEnergy Technologies, Inc., a Delaware corporation and a wholly-owned subsidiary of the Parent (hereinafter, the "Subsidiary"), located at 10 Mauchly Drive, Irvine, California, 92618. The Parent and the Subsidiary are referred to collectively herein as the "Parties."

                                    RECITALS

     A. The Parent is a corporation organized and existing under the laws of the State of Washington. The authorized capital stock of the Parent consists of 100,000,000 shares of Common Stock, having a par value of $0.0001 per share, of which 22,613,098 shares are duly issued and outstanding and 20,000,000 shares of Preferred Stock, having a par value of $0.0001 per share, of which none are duly issued and outstanding.

     B. The Subsidiary is a corporation organized and existing under the laws of the State of Delaware. The authorized capital stock of the Subsidiary consists of 100,000,000 shares of Common Stock, having a par value of $0.001 per share, of which 1,000 shares are duly issued and outstanding, and 20,000,000 shares of Preferred Stock, having a par value of $0.001 per share, of which none are duly issued and outstanding. All 1,000 shares of issued and outstanding Common Stock are held by the Parent.

     C. This Agreement contemplates a merger of the Parent with and into the Subsidiary. The Parent Stockholders will receive one (1) share of the Subsidiary's Common Stock in exchange for each share of Common Stock of the Parent outstanding at the Effective Time. The purpose of the Merger is to change the domicile of the Parent from the State of Washington to the State of Delaware.

     NOW, THEREFORE, in consideration of the premises and the mutual promises herein made, and in consideration of the representations, warranties, and covenants herein contained, the Parties agree as follows.

1.     Basic  Transaction.

     1.1     Merger.  On  and  subject  to  the  terms  and  conditions  of this
             ------
Agreement, the Parent will merge with and into the Subsidiary (the "Merger") at the Effective Time. The Subsidiary shall be the corporation surviving the Merger (the "Surviving Corporation").

     1.2     Effect  of  Merger.
             ------------------

          1.2.1     General.  The Merger shall become effective at the time (the
                    -------
"Effective Time") the Surviving Entity signs the Certificate of Merger and the Articles of Merger and files the Certificate of Merger with the Secretary of State of Delaware and files the Articles of Merger with the Secretary of State of Washington. The Merger shall have the effect set forth in the laws of the States of Delaware and Washington. The Surviving Corporation may, at any time after the Effective Time, take any action (including executing and delivering any document) in the name and on behalf of either the Subsidiary or the Parent in order to carry out and effectuate the transactions contemplated by this Agreement.

          1.2.2     Certificate  of  Incorporation.  The  Certificate  of
                    ------------------------------
Incorporation of the Subsidiary in effect at and as of the Effective Time will remain the Certificate of Incorporation of the Surviving Corporation without any modification or amendment in the Merger.

          1.2.3     Bylaws.  The Bylaws of the Subsidiary in effect at and as of
                    ------
the Effective Time will remain the Bylaws of the Surviving Corporation without any modification or amendment in the Merger.

          1.2.4     Directors  and  Officers.  The directors and officers of the
                    ------------------------
Parent in office at and as of the Effective Time will become the directors and officers of the Surviving Corporation (retaining their respective positions and terms of office).

     1.3     Conversion  of  Shares.
             ----------------------

          1.3.1     Common Stock. At the Effective Time of the Merger, by virtue
                    ------------
of the Merger and without any action on the part of the holder of any shares of stock of the Parent or the Subsidiary, every one (1) issued and outstanding share of the Common Stock of the Parent held as of the Effective Time shall be converted into and become one (1) new fully paid and nonassessable share of Common Stock, par value $0.001 per share, of the Surviving Corporation. The Surviving Corporation will honor the stock certificates of the Parent as if they were issued by the Surviving Corporation.

          1.3.2     Conversion  of Other Equity Instruments.  At  the  Effective
                    ---------------------------------------
Time of the Merger, by virtue of the Merger and without any action on the part of the holder of any stock options or warrants of the Parent, every one (1) employee option granted and convertible into shares of the Common Stock of the Parent, whether or not vested, shall be converted into and become one (1) option or warrant convertible into shares of the Common Stock of the Surviving Corporation. Any employee stock options of the Surviving Corporation shall be issued pursuant to a Stock Option Plan on economic terms substantially similar to those of existing options in the Parent. At the Effective Time of the Merger, every other equity instrument of the Parent not addressed elsewhere in this Agreement shall be converted into a similar equity instrument in the Surviving Corporation on economic terms substantially similar to those of the existing other equity instruments in the Parent.

          1.3.3     Cancellation  of  Parent  Securities.  At  and  as  of  the
                    ------------------------------------
Effective Time, each outstanding share of Common Stock and other equity instrument of the Parent shall be canceled.

          1.3.4     Cancellation  of  Subsidiary  Shares.  Each  share of Common
                    ------------------------------------
Stock and other equity instrument of the Subsidiary issued and outstanding immediately before the Effective Time shall be canceled at or immediately after the Effective Time.

2.   RIGHTS,  DUTIES,  POWERS,  LIABILITIES,  ETC.

     At the Effective Time of the Merger, the separate existence of the Parent shall cease, and the Parent shall be merged, in accordance with the provisions of this Agreement and the laws of Washington and Delaware, with and into the Subsidiary, which shall possess all the properties and assets, and all the rights, privileges, powers, immunities and franchises, of whatever nature and description, and shall be subject to all restrictions, disabilities, duties and liabilities of each of the Parties; and all such things shall be taken and deemed to be transferred to and vested in the Surviving Corporation without further act or deed; and the title to any real estate or other property, or any interest therein, vested by deed or otherwise in either the Parent or the Subsidiary, shall be vested in the Surviving Corporation without reversion or impairment. Any claim existing or action or proceeding, whether civil, criminal or administrative, pending by or against either the Parent or the Subsidiary, may be prosecuted to judgment or decree as if the Merger had not taken place, and the Surviving Corporation may be substituted in any such action or proceeding.

3.   IMPLEMENTATION.

     Each of the Parties hereto shall take, or cause to be taken, all action or do, or cause to be done, all things necessary, proper or advisable under the laws of the States of Washington and Delaware to consummate and make effective the Merger.

4.   TERMINATION.

     This Agreement may be terminated for any reason at any time before the filing of the Certificate of Merger and Articles of Merger with the Secretaries of State of the States of Delaware and Washington, respectively, (whether before or after approval by the stockholders of either of the Parties) by resolution of the Boards of Directors of both the Parent and the Subsidiary.

5.   AMENDMENT.

     This Agreement may, to the extent permitted by law, be amended, supplemented or interpreted at any time by action taken by the Boards of Directors of both of the Parties; provided, however, that, subject to the
                                        --------   -------
succeeding sentence, this Agreement may not be amended or supplemented after having been approved by the stockholders of either the Parent or the Subsidiary except by a vote or consent of stockholders of both Parties in accordance with applicable law. Notwithstanding the preceding proviso, to the extent permitted by law, the Boards of Directors of both Parties may amend, supplement or interpret this Agreement following stockholder approval to correct technical deficiencies that do not affect the economic or voting rights of the stockholders.

6.   GOVERNING  LAW.

     This Agreement and all matters relating to this Agreement, except for provisions pertaining to effecting the merger in the State of Washington, shall be governed by, construed and interpreted in accordance with the laws of the State of Delaware.

7.   HEADINGS.

     The section headings contained in this Agreement are inserted for convenience only and shall not affect in any way the meaning or interpretation of this Agreement.

8.   SEVERABILITY.

     Any term or provision of this Agreement that is invalid or unenforceable in any situation in any jurisdiction shall not affect the validity or enforceability of the remaining terms and provisions hereof or the validity or enforceability of the offending term or provision in any other situation or in any other jurisdiction.

9.   COUNTERPART  AND  FACSIMILE  SIGNATURES.

     This Agreement may be signed in counterparts, each of which shall be an original, but all of which shall constitute one and the same document. Signatures transmitted by facsimile shall be deemed valid execution of this Agreement binding on the Parties.

     IN WITNESS WHEREOF, the parties hereto have duly executed and delivered this Agreement as of the date first set forth above.


PARENT:                                       SUBSIDIARY:

HiEnergy  Technologies,  Inc.,                HiEnergy  Technologies,  Inc.,
a  Washington  corporation                    a  Delaware  corporation



By ________________________________          By ________________________________
Name:______________________________          Name:______________________________
Title:_____________________________          Title:_____________________________

          ADOPTION OF THE AGREEMENT AND PLAN OF MERGER BY STOCKHOLDERS
                     OF RECORD OF THE PARENT AND SUBSIDIARY




PARENT:

The Agreement and Plan of Merger has been approved, adopted, certified, executed and acknowledged by the Parent. The merger contemplated by the Agreement and Plan of Merger was approved at the Annual Meeting of the Stockholders of the Parent held on October 10, 2002 by stockholders of record holding ________________________ shares of voting common stock, which constitutes
___________%  of  the  Parent's  duly  issued  and  outstanding  shares.


HIENERGY TECHNOLOGIES, INC., a Washington corporation



By ________________________________            ___________________________
Name:______________________________                     (Date)
Title:  Secretary



SUBSIDIARY:

The Agreement and Plan of Merger has been approved, adopted, certified, executed and acknowledged by the Subsidiary. The Agreement and Plan of Merger was approved by unanimous written consent of the director and sole stockholder of the Subsidiary on ___________________________, 2002.


HIENERGY TECHNOLOGIES, INC., a Delaware corporation



By ________________________________            ___________________________
Name:______________________________                     (Date)
Title:  Secretary

                                   APPENDIX E
                                   ----------

                          CERTIFICATE OF INCORPORATION
                                       OF
                           HIENERGY TECHNOLOGIES, INC.

     The undersigned, for the purpose of forming a corporation in the State of Delaware, hereby adopts the following Certificate of Incorporation.

                                    ARTICLE I

     The name of the corporation is "HiEnergy Technologies, Inc."


                                   ARTICLE II

     2.1.     Authorized  Capital

     The total number of shares that this corporation is authorized to issue is 120,000,000, consisting of 100,000,000 shares of Common Stock having a par value of $0.001 per share and 20,000,000 shares of Preferred Stock having a par value of $0.001 per share. The Common Stock is subject to the rights and preferences of the Preferred Stock as set forth below.

     2.2.     Issuance  of  Preferred  Stock  by  Class  and  in  Series

     The Preferred Stock may be issued from time to time in one or more classes and one or more series within such classes in any manner permitted by law and the provisions of this Certificate of Incorporation, as determined from time to time by the Board of Directors and stated in the resolution or resolutions providing for its issuance, prior to the issuance of any shares. The Board of Directors shall have the authority to fix and determine and to amend the designation, preferences, limitations and relative rights of the shares (including, without limitation, such matters as dividends, redemption, liquidation, conversion and voting) of any class or series that is wholly unissued or to be established. Unless otherwise specifically provided in the resolution establishing any class or series, the Board of Directors shall further have the authority, after the issuance of shares of a class or series whose number it has designated, to amend the resolution establishing such class or series to decrease the number of shares of that class or series, but not below the number of shares of such class or series then outstanding.

          2.2.1.     Series  A  Convertible  Preferred  Stock

               2.2.1.1.     Designation  and  Rank

     The designation of such series of the Preferred Stock shall be the Series A Convertible Preferred Stock, par value $0.001 per share (the "Series A Preferred Stock"). The maximum number of shares of Series A Preferred Stock shall be Three Hundred Forty-Five (345) Shares. The Series A Preferred Stock shall rank prior to the common stock, par value $0.001 per share (the "Common Stock"), and to all other classes and series of equity securities of the corporation which by its terms does not rank senior to the Series A Preferred Stock ("Junior Stock"). The Series A Preferred Stock shall be subordinate to and rank junior to all indebtedness of the corporation now or hereafter outstanding.

               2.2.1.2.      Dividends

                    (a)     Payment  of  Dividends.  The  holders  of  record of
                            ----------------------
shares of Series A Preferred Stock prior to the Mandatory Conversion Date shall be entitled to receive, out of any assets at the time legally available therefor and when and as declared by the Board of Directors, dividends at the rate of eight percent (8%) of the stated Liquidation Preference Amount (as defined below) per share per annum commencing on the first date of issuance (the "Issuance Date") of the Series A Preferred Stock (the "Dividend Payment"), and no more, payable at the option of the corporation in cash or in shares of Common Stock, in an amount equal to the quotient of (i) the Dividend Payment divided by
(ii) the Conversion Price (as defined in Section 2.2.1.5(d) below). Notwithstanding the foregoing, the Dividend Payment for the first year following the Issuance Date shall be payable on the Issuance Date to the holders of record of shares of Series A Preferred Stock in shares of Common Stock which shall be registered pursuant to an effective registration statement under the Securities Act of 1933, as amended, and the Dividend Payment for the second year following the Issuance Date shall be payable within one day of the first year following the Issuance Date which, if paid in shares of Common Stock, shall carry standard piggyback registration rights. In the case of shares of Series A Preferred Stock issued following the Issuance Date or otherwise outstanding for less than a full year (measured with respect to the relevant anniversary of the Issuance
Date), dividends shall be pro rated based on the portion of each year during which such shares are outstanding, and the holder of any Series A Preferred
Stock that ceases to be outstanding shall be liable to the corporation for the unearned portion of any dividend paid in advance. Dividends on the Series A Preferred Stock shall be cumulative, shall accrue and be payable in accordance with the terms and provisions of this Section 2.2.1.2(a). Dividends on the Series A Preferred Stock are prior and in preference to any declaration or payment of any distribution (as defined below) on any outstanding shares of Common Stock or any other equity securities of the corporation ranking junior to the Series A Preferred Stock as to the payment of dividends. Such dividends shall accrue on each share of Series A Preferred Stock from day to day whether or not earned or declared so that if such dividends with respect to any previous dividend period at the rate provided for herein have not been paid on, or declared and set apart for, all shares of Series A Preferred Stock at the time outstanding, the deficiency shall be fully paid on, or declared and set apart for, such shares on a pro rata basis with all other equity securities of the corporation ranking on a parity with the Series A Preferred Stock as to the payment of dividends before any distribution shall be paid on, or declared and set apart for Common Stock or any other equity securities of the corporation ranking junior to the Series A Preferred Stock as to the payment of dividends.

                    (b) So long as any shares of Series A Preferred Stock are outstanding, the corporation shall not declare, pay or set apart for payment any dividend or make any distribution on any Junior Stock (other than dividends or distributions payable in additional shares of Junior Stock), unless at the time of such dividend or distribution the corporation shall have paid all accrued and unpaid dividends on the outstanding shares of Series A Preferred Stock.

                    (c) In the event of a dissolution, liquidation or winding up of the corporation pursuant to Section 2.2.1.4, all accrued and unpaid dividends on the Series A Preferred Stock shall be payable on the day immediately preceding the date of payment of the preferential amount to the holders of Series A Preferred Stock. In the event of (i) a mandatory redemption pursuant to Section 2.2.1.9 or (ii) a redemption upon the occurrence of a Major Transaction (as defined in Section 2.2.1.8(c)) or a Triggering Event (as defined in Section 2.2.1.8(d)), all accrued and unpaid dividends on the Series A Preferred Stock shall be payable on the day immediately preceding the date of such redemption. In the event of a voluntary conversion pursuant to Section 2.2.1.5(a), all accrued and unpaid dividends on the

Series A Preferred Stock being converted shall be payable on the day immediately preceding the Voluntary Conversion Date (as defined in Section 2.2.1.5(b)(i)).

                    (d) For purposes hereof, unless the context otherwise requires, "distribution" shall mean the transfer of cash or property without consideration, whether by way of dividend or otherwise, payable other than in shares of Common Stock or other equity securities of the corporation, or the purchase or redemption of shares of the corporation (other than redemptions set forth in Section 2.2.1.8 below or repurchases of Common Stock held by employees or consultants of the corporation upon termination of their employment or services pursuant to agreements providing for such repurchase or upon the cashless exercise of options held by employees or consultants) for cash or property.

               2.2.1.3.     Voting  Rights

                    (a)     Class  Voting  Rights.  The Series A Preferred Stock
                            ---------------------
shall have the following class voting rights (in addition to the voting rights set forth in Section 2.2.1.3(b) hereof). So long as any shares of the Series A Preferred Stock remain outstanding, the corporation shall not, without the affirmative vote or consent of the holders of at least three-fourths (3/4) of the shares of the Series A Preferred Stock outstanding at the time, given in person or by proxy, either in writing or at a meeting, in which the holders of the Series A Preferred Stock vote separately as a class: (i) authorize, create, issue or increase the authorized or issued amount of any class or series of stock ranking prior to the Series A Preferred Stock, with respect to the distribution of assets on liquidation, dissolution or winding up, including but not limited to the issuance of any more shares of previously authorized Common Stock or Preferred Stock, ranking prior to the Series A Preferred Stock, with respect to the distribution of assets on liquidation, dissolution or winding up;
(ii) amend, alter or repeal the provisions of the Series A Preferred Stock, whether by merger, consolidation or otherwise, so as to adversely affect any right, preference, privilege or voting power of the Series A Preferred Stock; provided, however, that any creation and issuance of another series of Junior
--------   -------
Stock shall not be deemed to adversely affect such rights, preferences, privileges or voting powers; (iii) repurchase, redeem or pay dividends on, shares of the corporation's Junior Stock; (iv) amend the Certificate of Incorporation or By-Laws of the corporation so as to affect materially and adversely any right, preference, privilege or voting power of the Series A Preferred Stock; provided, however, that any creation and issuance of another
                   --------   -------
series of Junior Stock or any other class or series of equity securities which by its terms shall rank on parity with the Series A Preferred Stock shall not be deemed to materially and adversely affect such rights, preferences, privileges or voting powers; (v) effect any distribution with respect to Junior Stock; or
(vi)  reclassify  the  corporation's  outstanding  securities.

                    (b)     General  Voting  Rights.  Except  with  respect  to
                            -----------------------
transactions upon which the Series A Preferred Stock shall be entitled to vote separately as a class pursuant to Section 2.2.1.3(a) above and except as otherwise required by Delaware law, the Series A Preferred Stock shall have no voting rights. The Common Stock into which the Series A Preferred Stock is convertible shall, upon issuance, have all of the same voting rights as other issued and outstanding Common Stock of the corporation.

               2.2.1.4.     Liquidation  Preference

                    (a) In the event of the liquidation, dissolution or winding up of the affairs of the corporation, whether voluntary or involuntary, after payment or provision for payment of the debts and other liabilities of the corporation, the holders of shares of the Series A Preferred Stock then outstanding shall be entitled to receive, out of the assets of the corporation whether such assets are capital or surplus of any nature, an amount equal to $10,000 per share (the "Liquidation Preference Amount") of the Series A Preferred Stock plus any accrued and unpaid dividends before any payment shall be made or any assets distributed to the holders of the Common Stock or any other Junior Stock. If the assets of the corporation are not sufficient to pay in full the Liquidation Preference Amount plus any accrued and unpaid dividends payable to the holders of outstanding shares of the Series A Preferred Stock and any series of preferred stock or any other class of stock on a parity, as to rights on liquidation, dissolution or winding up, with the Series A Preferred Stock, then all of said assets will be distributed among the holders of the Series A Preferred Stock and the other classes of stock on a parity with the Series A Preferred Stock, if any, ratably in accordance with the respective amounts that would be payable on such shares if all amounts payable thereon were paid in full. The liquidation payment with respect to each outstanding  fractional  share  of  Series A Preferred Stock shall be equal to a ratably  proportionate  amount  of  the liquidation payment with respect to each outstanding  share  of  Series  A  Preferred  Stock. All payments for which this
Section 2.2.1.4(a) provides shall be in cash, property (valued at its fair market value as determined by the corporation's independent, outside accountant) or a combination thereof; provided, however, that no cash shall be paid to
                              --------   -------
holders of Junior Stock unless each holder of the outstanding shares of Series A Preferred Stock has been paid in cash the full Liquidation Preference Amount plus any accrued and unpaid dividends to which such holder is entitled as provided herein. After payment of the full Liquidation Preference Amount plus any accrued and unpaid dividends to which each holder is entitled, such holders of shares of Series A Preferred Stock will not be entitled to any further participation as such in any distribution of the assets of the corporation.

                    (b) A consolidation or merger of the corporation with or into any other corporation or corporations, or a sale of all or substantially all of the assets of the corporation, or the effectuation by the corporation of a transaction or series of transactions in which more than 50% of the voting shares of the corporation is disposed of or conveyed, shall not be deemed to be a liquidation, dissolution, or winding up within the meaning of this Section
2.2.1.4. In the event of the merger or consolidation of the corporation with or into another corporation, the Series A Preferred Stock shall maintain its relative powers, designations and preferences provided for herein and no merger shall result inconsistent therewith.

                    (c) Written notice of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the corporation, stating a payment date and the place where the distributable amounts shall be payable, shall be given by mail, postage prepaid, no less than forty-five (45) days prior to the payment date stated therein, to the holders of record of the Series A Preferred Stock at their respective addresses as the same shall appear on the books of the corporation.

          2.2.1.5.     Conversion

     The holder of Series A Preferred Stock shall have the following conversion rights (the "Conversion Rights"):

                    (a)     Right  to  Convert.  At  any  time  on  or after the
                            ------------------
Issuance Date, the holder of any such shares of Series A Preferred Stock may, at such holder's option, subject to the limitations set forth in Section 2.2.1.7 herein, elect to convert (a "Voluntary Conversion") all or any portion of the shares of Series A Preferred Stock held by such person into a number of fully paid and nonassessable shares of Common Stock (the "Conversion Rate") equal to the quotient of (i) the Liquidation Preference Amount of the shares of Series A Preferred Stock being converted divided by (ii) the Conversion Price (as defined in Section 2.2.1.5(d) below) then in effect as of the date of the delivery by such holder of its notice of election to convert.

                    (b)     Mechanics  of  Voluntary  Conversion.  The Voluntary
                            ------------------------------------
Conversion of Series A Preferred Stock shall be conducted in the following manner:

                         (i)     Holder's  Delivery  Requirements.  To  convert
                                 --------------------------------
Series A Preferred Stock into full shares of Common Stock on any date (the "Voluntary Conversion Date"), the holder thereof shall (A) transmit by facsimile (or otherwise deliver), for receipt on or prior to 5:00 p.m., New York time on such date, a copy of a fully executed notice of conversion in the form attached hereto as Exhibit I (the "Conversion Notice"), to the corporation, and (B)
            ----------
surrender to a common carrier for delivery to the corporation as soon as practicable following such Voluntary Conversion Date but in no event later than six (6) business days after such date the original certificates representing the shares of Series A Preferred Stock being converted (or an indemnification undertaking with respect to such shares in the case of their loss, theft or destruction) (the "Preferred Stock Certificates") and the originally executed Conversion Notice.

                         (ii)     Corporation's  Response.  Upon  receipt by the
                                  -----------------------
corporation  of  a  facsimile copy of a Conversion Notice, the corporation shall immediately send, via facsimile, a confirmation of receipt of such Conversion Notice to such holder. Upon receipt by the corporation of the Preferred Stock Certificates to be converted pursuant to a Conversion Notice, together with the originally executed Conversion Notice, the corporation or its designated transfer agent (the "Transfer Agent"), as applicable, shall, subject to compliance with all applicable securities laws and as provided by relevant agreements between the holder and the corporation, within three (3) business days following the date of receipt by the corporation of both, issue and deliver to the Depository Trust corporation ("DTC") account on the Holder's behalf via
                                        ---
the  Deposit  Withdrawal  Agent  Commission  System ("DWAC") as specified in the
                                                      ----
Conversion Notice, registered in the name of the holder or its designee, for the number of shares of Common Stock to which the holder shall be entitled. If the number of shares of Preferred Stock represented by the Preferred Stock Certificate(s) submitted for conversion is greater than the number of shares of Series A Preferred Stock being converted, then the corporation shall, as soon as practicable and in no event later than three (3) business days after receipt of the Preferred Stock Certificate(s) and at the corporation's expense, issue and deliver to the holder a new Preferred Stock Certificate representing the number of shares of Series A Preferred Stock not converted. If shares of Common Stock may not, in the opinion of the corporation's counsel, be delivered to the DTC via the DWAC, and the holder refuses to make such accommodations as would satisfy the corporation's counsel to clear the shares through the DWAC, the corporation may issue the holder shares of Common Stock bearing a restrictive legend.

                         (iii)     Dispute Resolution.  In the case of a dispute
                                   ------------------
as to the arithmetic calculation of the number of shares of Common Stock to be issued upon conversion, the corporation shall promptly issue to the holder the number of shares of Common Stock that is not disputed and shall submit the arithmetic calculations to the holder via facsimile as soon as possible, but in no event later than two (2) business days after receipt of such holder's Conversion Notice. If such holder and the corporation are unable to agree upon the arithmetic calculation of the number of shares of Common Stock to be issued upon such conversion within one (1) business day of such disputed arithmetic calculation being submitted to the holder, then the corporation shall within one
(1) business day submit via facsimile the disputed arithmetic calculation of the number of shares of Common Stock to be issued upon such conversion to the corporation's independent, outside accountant. The corporation shall cause the accountant to perform the calculations and notify the corporation and the holder of the results no later than seventy-two (72) hours from the time it receives the disputed calculations. Such accountant's calculation shall be binding upon all parties absent manifest error. The reasonable expenses of such accountant in making such determination shall be paid by the corporation, in the event the holder's calculation was correct, or by the holder, in the event the corporation's calculation was correct, or equally by the corporation and the holder in the event that neither the corporation's or the holder's calculation was correct. The period of time in which the corporation is required to effect conversions or redemptions under this Certificate of Designation shall be tolled with respect to the subject conversion or redemption pending resolution of any dispute by the corporation made in good faith and in accordance with this
Section  2.2.1.5(b)(iii).

                         (iv)     Record Holder.  The person or persons entitled
                                  -------------
to receive the shares of Common Stock issuable upon a conversion of the Series A Preferred Stock shall be treated for all purposes as the record holder or holders of such shares of Common Stock on the Conversion Date.

                         (v)     Corporation's  Failure  to  Timely Convert.  If
                                 ------------------------------------------
within three (3) business days of the corporation's receipt of the Conversion Notice and the Preferred Stock Certificates to be converted (the "Share Delivery Period") the corporation shall fail to issue and deliver to a holder the number of shares of Common Stock to which such holder is entitled upon such holder's conversion of the Series A Preferred Stock or to issue a new Preferred Stock Certificate representing the number of shares of Series A Preferred Stock to which such holder is entitled pursuant to Section 2.2.1.5(b)(ii) (a "Conversion Failure"), in addition to all other available remedies which such holder may pursue hereunder and under the Series A Convertible Preferred Stock Purchase Agreement dated as of September, 2002 (the "Purchase Agreement") between the corporation and the initial holders of the Series A Preferred Stock (including indemnification pursuant to Section 2.2.1.6 thereof), the corporation shall pay additional damages to such holder on each business day after such third (3rd) business day that such conversion is not timely effected in an amount equal 0.5% of the product of (A) the sum of the number of shares of Common Stock not issued to the holder on a timely basis pursuant to Section 2.2.1.5(b)(ii) and to which such holder is entitled and, in the event the corporation has failed to deliver a Preferred Stock Certificate to the holder on a timely basis pursuant to
Section 2.2.1.5(b)(ii), the number of shares of Common Stock issuable upon conversion of the shares of Series A Preferred Stock represented by such Preferred Stock Certificate, as of the last possible date which the corporation could have issued such Preferred Stock Certificate to such holder without violating Section 2.2.1.5(b)(ii) times (B) the Closing Bid Price (as defined in
Section 2.2.1.5(d)(ii) below) of the Common Stock on the last possible date which the corporation could have issued such Common Stock and such Preferred Stock Certificate, as the case may be, to such holder without violating Section 2.2.1.5(b)(ii). If the corporation fails to pay the additional damages set forth in this Section 2.2.1.5(b)(v) within five (5) business days of the date incurred, then such payment shall bear interest at the rate of 2% per month (pro rated for partial months) until such payments are made.

                    (c)     Mandatory  Conversion.
                            ---------------------

                         (i)     Subject  to  Section 2.2.1.7 hereof, each share
of Series A Preferred Stock outstanding on the Mandatory Conversion Date shall, automatically and without any action on the part of the holder thereof, convert into a number of fully paid and nonassessable shares of Common Stock equal to the quotient of (i) the Liquidation Preference Amount of the shares of Series A Preferred Stock outstanding on the Mandatory Conversion Date divided by (ii) the Conversion Price in effect on the Mandatory Conversion Date.

                         (ii)     As  used  herein,  "Mandatory Conversion Date"
shall be the date which is two (2) years following the Issuance Date. Notwithstanding the foregoing, the Mandatory Conversion Date shall be extended for as long as (A) a Triggering Event, as defined in Section 2.2.1.8(d)(ii) through (v) hereof, shall have occurred and be continuing or (B) any event shall have occurred and be continuing which with the passage of time and the failure to cure would result in such a Triggering Event. The Mandatory Conversion Date and the Voluntary Conversion Date collectively are referred to in this Certificate of Designation as the "Conversion Date."

                         (iii)     On  the  Mandatory  Conversion  Date,  the
outstanding shares of Series A Preferred Stock shall be converted automatically without any further action by the holders of such shares and whether or not the certificates representing such shares are surrendered to the corporation or its transfer agent; provided, however, that the corporation shall not be obligated
                  --------  -------
to issue the shares of Common Stock issuable upon conversion of any shares of Series A Preferred Stock unless certificates evidencing such shares of Series A Preferred Stock are either delivered to the corporation or the holder notifies the corporation that such certificates have been lost, stolen, or destroyed, and executes an agreement satisfactory to the corporation to indemnify the corporation from any loss incurred by it in connection therewith. Upon the occurrence of the automatic conversion of the Series A Preferred Stock pursuant to this Section 2.2.1.5, the holders of the Series A Preferred Stock shall surrender the Preferred Stock Certificates representing the Series A Preferred Stock for which the Mandatory Conversion Date has occurred to the corporation and the corporation shall deliver the shares of Common Stock issuable upon such conversion (in the same manner set forth in Section 2.2.1.5(b)(ii)) to the holder within three (3) business days of the holder's delivery of the applicable Preferred Stock Certificates.

                    (d)     Conversion  Price.
                            -----------------

                         (i)     The  term  "Conversion  Price" shall mean $1.15
per  share,  subject  to  adjustment  under  Section  2.2.1.5(e)  hereof.

                         (ii)     The  term  "Closing Bid Price" shall mean, for
any security as of any date, the last closing bid price of such security in the OTC Bulletin Board, or such other senior United States trading facility as it may elect, for such security as reported by Bloomberg, or, if no closing bid price is reported for such security by Bloomberg, the last closing trade price of such security as reported by Bloomberg, or, if no last closing trade price is reported for such security by Bloomberg, the average of the bid prices of any market makers for such security as reported in the "pink sheets" by the National Quotation Bureau, Inc. If the Closing Bid Price cannot be calculated for such security on such date on any of the foregoing bases, the Closing Bid Price of such security on such date shall be the fair market value as mutually determined by the corporation and the holders of a majority of the outstanding shares of Series A Preferred Stock.

                    (e)     Adjustments  of  Conversion  Price.
                            ----------------------------------

                         (i)     Adjustments  for Stock Splits and Combinations.
                                 ----------------------------------------------
If the corporation shall at any time or from time to time after the Issuance Date, effect a stock split of the outstanding Common Stock, the Conversion Price shall be proportionately decreased. If the corporation shall at any time or from time to time after the Issuance Date, combine the outstanding shares of Common Stock, the Conversion Price shall be proportionately increased. Any adjustments under this Section 2.2.1.5(e)(i) shall be effective at the close of business on the date the stock split or combination occurs.

                         (ii)     Adjustments  for  Certain  Dividends  and
                                  -----------------------------------------
Distributions.  If  the corporation shall at any time or from time to time after
-------------
the Issuance Date, make or issue or set a record date for the determination of holders of Common Stock entitled to receive a dividend or other distribution payable in shares of Common Stock, then, and in each event, the Conversion Price shall be decreased as of the time of such issuance or, in the event such record date shall have been fixed, as of the close of business on such record date, by multiplying, as applicable, the Conversion Price then in effect by a fraction:

                              (1)     the  numerator of which shall be the total
number of shares of Common Stock issued and outstanding immediately prior to the time of such issuance or the close of business on such record date; and

                              (2)     the  denominator  of  which  shall  be the
total number of shares of Common Stock issued and outstanding immediately prior to the time of such issuance or the close of business on such record date plus the number of shares of Common Stock issuable in payment of such dividend or distribution.

                         (iii)     Adjustment  for  Other  Dividends  and
                                   --------------------------------------
Distributions.  If  the corporation shall at any time or from time to time after
-------------
the Issuance Date, make or issue or set a record date for the determination of holders of Common Stock entitled to receive a dividend or other distribution payable in other than shares of Common Stock, then, and in each event, an appropriate revision to the applicable Conversion Price shall be made and provision shall be made (by adjustments of the Conversion Price or otherwise) so that the holders of Series A Preferred Stock shall receive upon conversions thereof, in addition to the number of shares of Common Stock receivable thereon, the number of securities of the corporation which they would have received had their Series A Preferred Stock been converted into Common Stock on the date of such event and had thereafter, during the period from the date of such event to and including the Conversion Date, retained such securities (together with any distributions payable thereon during such period), giving application to all adjustments called for during such period under this Section 2.2.1.5(e)(iii) with respect to the rights of the holders of the Series A Preferred Stock.

                         (iv)     Adjustments  for Reclassification, Exchange or
                                  ----------------------------------------------
Substitution.  If  the  Common  Stock  issuable  upon conversion of the Series A
------------
Preferred Stock at any time or from time to time after the Issuance Date shall be changed to the same or different number of shares of any class or classes of stock, whether by reclassification, exchange, substitution or otherwise (other than by way of a stock split or combination of shares or stock dividends provided for in Sections 2.2.1.5(e)(i),

(ii) and (iii), or a reorganization, merger, consolidation, or sale of assets provided for in Section 2.2.1.5(e)(v)), then, and in each event, an appropriate revision to the Conversion Price shall be made and provisions shall be made (by adjustments of the Conversion Price or otherwise) so that the holder of each share of Series A Preferred Stock shall have the right thereafter to convert such share of Series A Preferred Stock into the kind and amount of shares of stock and other securities receivable upon reclassification, exchange, substitution or other change, by holders of the number of shares of Common Stock into which such share of Series A Preferred Stock might have been converted immediately prior to such reclassification, exchange, substitution or other change, all subject to further adjustment as provided herein.

                         (v)     Adjustments  for  Reorganization,  Merger,
                                 ------------------------------------------
Consolidation or Sales of Assets.  If at any time or from time to time after the
       -------------------------
Issuance Date there shall be a capital reorganization of the corporation (other than by way of a stock split or combination of shares or stock dividends or distributions provided for in Section 2.2.1.5(e)(i), (ii) and (iii), or a reclassification, exchange or substitution of shares provided for in Section 2.2.1.5(e)(iv)), or a merger or consolidation of the corporation with or into another corporation, or the sale of all or substantially all of the corporation's properties or assets to any other person (an "Organic Change"), then as a part of such Organic Change an appropriate revision to the Conversion Price shall be made and provision shall be made (by adjustments of the Conversion Price or otherwise) so that the holder of each share of Series A Preferred Stock shall have the right thereafter to convert such share of Series A Preferred Stock into the kind and amount of shares of stock and other securities or property of the corporation or any successor corporation resulting from Organic Change. In any such case, appropriate adjustment shall be made in the application of the provisions of this Section 2.2.1.5(e)(v) with respect to the rights of the holders of the Series A Preferred Stock after the Organic Change to the end that the provisions of this Section 2.2.1.5(e)(v) (including any adjustment in the Conversion Price then in effect and the number of shares of stock or other securities deliverable upon conversion of the Series A Preferred Stock) shall be applied after that event in as nearly an equivalent manner as may be practicable.

                    (f)     No  Impairment.  The  corporation  shall  not,  by
                            --------------
amendment of its Certificate of Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the corporation, but will at all times in good faith, assist in the carrying out of all the provisions of this Section 2.2.1.5 and in the taking of all such action as may be necessary or appropriate in order to protect the Conversion Rights of the holders of the Series A Preferred Stock against impairment. In the event a holder shall elect to convert any shares of Series A Preferred Stock as provided herein, the corporation cannot refuse conversion based on any claim that such holder or any one associated or affiliated with such holder has been engaged in any violation of law, unless, an injunction from a court, on notice, restraining and/or adjoining conversion of all or of said shares of Series A Preferred Stock shall have been issued and the corporation posts a surety bond for the benefit of such holder in the amount of the difference between the Conversion Price and the Closing Bid Price on the trading day preceding the date of the attempted conversion multiplied by the number of shares of Series A Preferred Stock sought to be converted, which bond shall remain in effect until the completion of arbitration/litigation of the dispute and the proceeds of which shall be payable to such holder in the event it obtains judgment.

                    (g)     Certificates  as to Adjustments.  Upon occurrence of
                            -------------------------------
each adjustment or readjustment of the Conversion Price or number of shares of Common Stock issuable upon conversion of the Series A Preferred Stock pursuant to this Section 2.2.1.5, the corporation at its expense shall promptly compute such adjustment or readjustment in accordance with the terms hereof and furnish to each holder of such Series A Preferred Stock a certificate setting forth such adjustment and readjustment, showing in detail the facts upon which such adjustment or readjustment is based. The corporation shall, upon written request of the holder of such affected Series A Preferred Stock, at any time, furnish or cause to be furnished to such holder a like certificate setting forth such adjustments and readjustments, the Conversion Price in effect at the time, and the number of shares of Common Stock and the amount, if any, of other securities or property which at the time would be received upon the conversion of a share of such Series A Preferred Stock. Notwithstanding the foregoing, the corporation shall not be obligated to deliver a certificate unless such certificate would reflect an increase or decrease of at least one percent of such adjusted amount.

                    (h)     Issue  Taxes.  The corporation shall pay any and all
                            ------------
issue and other taxes, excluding federal, state or local income taxes, that may be payable in respect of any issue or delivery of shares of Common Stock on conversion of shares of Series A Preferred Stock pursuant thereto; provided,
                                                                       --------
however,  that  the corporation shall not be obligated to pay any transfer taxes
-------
resulting from any transfer requested by any holder in connection with any such conversion.

                    (i)     Notices.  All  notices  and  other  communications
                            -------
hereunder shall be in writing and shall be deemed given if delivered personally or by facsimile or three (3) business days following being mailed by certified or registered mail, postage prepaid, return-receipt requested, addressed to the holder of record at its address appearing on the books of the corporation. The corporation will give written notice to each holder of Series A Preferred Stock at least twenty (20) days prior to the date on which the corporation closes its books or takes a record (I) with respect to any dividend or distribution upon the Common Stock, (II) with respect to any pro rata subscription offer to holders of Common Stock or (III) for determining rights to vote with respect to any Organic Change, dissolution, liquidation or winding-up and in no event shall such notice be provided to such holder prior to such information being made known to the public. The corporation will also give written notice to each holder of Series A Preferred Stock at least twenty (20) days prior to the date on which any Organic Change, dissolution, liquidation or winding-up will take place and in no event shall such notice be provided to such holder prior to such information being made known to the public.

                    (j)     Fractional  Shares.  No  fractional shares of Common
                            ------------------
Stock shall be issued upon conversion of the Series A Preferred Stock. In lieu of any fractional shares to which the holder would otherwise be entitled, the corporation shall pay cash equal to the product of such fraction multiplied by the average of the Closing Bid Prices of the Common Stock for the five (5) consecutive trading immediately preceding the Voluntary Conversion Date or Mandatory Conversion Date, as applicable.

                    (k)     Reservation of Common Stock.  The corporation shall,
                            ---------------------------
so long as any shares of Series A Preferred Stock are outstanding, reserve and keep available out of its authorized and unissued Common Stock, solely for the purpose of effecting the conversion of the Series A Preferred Stock, such number of shares of Common Stock as shall from time to time be sufficient to effect the conversion of all of the Series A Preferred Stock then outstanding; provided
                                                                        --------
that the number of shares of Common Stock so reserved shall at no time be less than 200% of the number of shares of Common Stock for which the shares of Series A Preferred Stock are at any time convertible. The initial number of shares of Common Stock reserved for conversions of the Series A Preferred Stock and each increase in the number of shares so reserved shall be allocated pro rata among the holders of the Series A Preferred Stock based on the number of shares of Series A Preferred Stock held by each holder at the time of issuance of the Series A Preferred Stock or increase in the number of reserved shares, as the case may be. In the event a holder shall sell or otherwise transfer any of such holder's shares of Series A Preferred Stock, each transferee shall be allocated a pro rata portion of the number of reserved shares of Common Stock reserved for such transferor. Any shares of Common Stock reserved and which remain allocated to any person or entity which does not hold any shares of Series A Preferred Stock shall be allocated to the remaining holders of Series A Preferred Stock, pro rata based on the number of shares of Series A Preferred Stock then held by such holder. The corporation shall, from time to time in accordance with the Delaware General Corporation Law, increase the authorized number of shares of Common Stock if at any time the unissued number of authorized shares shall not be sufficient to satisfy the corporation's obligations under this Section 2.2.1.5(k).

                    (l)     Retirement  of Series A Preferred Stock.  Conversion
                            ---------------------------------------
of Series A Preferred Stock shall be deemed to have been effected on the applicable Voluntary Conversion Date or Mandatory Conversion Date, and such date is referred to herein as the "Conversion Date". Upon conversion of only a portion of the number of shares of Series A Preferred Stock represented by a certificate surrendered for conversion, the corporation shall issue and deliver to such holder at the expense of the corporation, a new certificate covering the number of shares of Series A Preferred Stock representing the unconverted portion of the certificate so surrendered as required by Section 2.2.1.5(b)(ii).

                    (m)     Regulatory  Compliance.  If  any  shares  of  Common
                            ----------------------
Stock to be reserved for the purpose of conversion of Series A Preferred Stock require registration or listing with or approval of any governmental authority, stock exchange or other regulatory body under any federal or state law or regulation or otherwise before such shares may be validly issued or delivered upon conversion, the corporation shall, at its sole cost and expense, in good faith and as expeditiously as possible, endeavor to secure such registration, listing or approval, as the case may be.

               2.2.1.6.     No  Preemptive  Rights

     Except as provided in Section 2.2.1.5 hereof and in the Purchase Agreement, no holder of the Series A Preferred Stock shall be entitled to rights to subscribe for, purchase or receive any part of any new or additional shares of any class, whether now or hereinafter authorized, or of bonds or debentures, or other evidences of indebtedness convertible into or exchangeable for shares of any class, but all such new or additional shares of any class, or any bond, debentures or other evidences of indebtedness convertible into or exchangeable for shares, may be issued and disposed of by the Board of Directors on such terms and for such consideration (to the extent permitted by law), and to such person or persons as the Board of Directors in their absolute discretion may deem advisable.

               2.2.1.7.     Conversion  Restrictions

                    (a) Notwithstanding anything to the contrary set forth in Section 2.2.1.5 of this Certificate of Designation, at no time may a holder of shares of Series A Preferred Stock convert shares of the Series A Preferred Stock if the number of shares of Common Stock to be issued pursuant to such conversion would exceed, when aggregated with all other shares of Common Stock owned by such holder at such time, the number of shares of Common Stock which would result in such holder owning more than 4.99% of all of the Common Stock outstanding at such time; provided, however, that upon a holder of Series A
                              --------   -------
Preferred Stock providing the corporation with sixty-one (61) days notice (pursuant to Section 2.2.1.5(i) hereof) (the "Waiver Notice") that such holder would like to waive Section 2.2.1.7(a) of this Certificate of Designation with regard to any or all shares of Common Stock issuable upon conversion of Series A Preferred Stock, this Section 2.2.1.7(a) shall be of no force or effect with regard to those shares of Series A Preferred Stock referenced in the Waiver Notice; provided, further, that this provision shall be of no further
                 --------   -------
force or effect during the sixty-one (61) days immediately preceding the Mandatory Conversion Date.

                    (b) Notwithstanding anything to the contrary set forth in Section 2.2.1.5 of this Certificate of Designation, at no time may a holder of shares of Series A Preferred Stock convert shares of the Series A Preferred Stock if the number of shares of Common Stock to be issued pursuant to such conversion would exceed, when aggregated with all other shares of Common Stock owned by such holder at such time, would result in such holder beneficially owning (as determined in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended, and the rules thereunder) in excess of 9.999% of the then issued and outstanding shares of Common Stock outstanding at such time; provided, however, that upon a holder of Series A Preferred Stock
       --------   -------
providing the corporation with a Waiver Notice that such holder would like to waive Section 2.2.1.7(b) of this Certificate of Designation with regard to any or all shares of Common Stock issuable upon conversion of Series A Preferred Stock, this Section 2.2.1.7(b) shall be of no force or effect with regard to those shares of Series A Preferred Stock referenced in the Waiver Notice; provided, further, that this provision shall be of no further force or effect
--------   -------
during the sixty-one (61) days immediately preceding the Mandatory Conversion Date.

               2.2.1.8.     Redemption

                    (a)     Redemption  Option  Upon  Major  Transaction.  In
                            --------------------------------------------
addition to all other rights of the holders of Series A Preferred Stock contained herein, simultaneous with the occurrence of a Major Transaction (as defined below), each holder of Series A Preferred Stock shall have the right, at such holder's option, to require the corporation to redeem all or a portion of such holder's shares of Series A Preferred Stock at a price per share of Series A Preferred Stock equal to 100% of the Liquidation Preference Amount plus any accrued but unpaid dividends and liquidated damages (the "Major Transaction Redemption Price").

                    (b)     Redemption  Option  Upon  Triggering  Event.  In
                            -------------------------------------------
addition to all other rights of the holders of Series A Preferred Stock contained herein, after a Triggering Event (as defined below), each holder of Series A Preferred Stock shall have the right, at such holder's option, to require the corporation to redeem all or a portion of such holder's shares of Series A Preferred Stock at a price per share of Series A Preferred Stock equal to 100% of the Liquidation Preference Amount plus any accrued but unpaid dividends and liquidated damages (the "Triggering Event Redemption Price" and, collectively with the "Major Transaction Redemption Price," the "Redemption Price").

                    (c)     "Major Transaction".  A "Major Transaction" shall be
                            -------------------
deemed  to  have  occurred  at  such  time  as  any  of  the  following  events:

                         (i)     the  consolidation,  merger  or  other business
combination of the corporation with or into another Person (other than (A) pursuant to a migratory merger effected solely for the purpose of changing the jurisdiction of incorporation of the corporation or (B) a consolidation, merger or other business combination in which holders of the corporation's voting power immediately prior to the transaction continue after the transaction to hold, directly or indirectly, the voting power of the surviving entity or entities necessary to elect a majority of the members of the board of directors (or their equivalent if other than a corporation) of such entity or entities).

                         (ii)     the  sale  or transfer of all or substantially
all  of  the  corporation's  assets;  or

                         (iii)     consummation  of  a  purchase,  tender  or
exchange offer made to the holders of more than 30% of the outstanding shares of Common Stock.

                    (d)     "Triggering  Event".  A  "Triggering Event" shall be
                            -------------------
deemed  to  have  occurred  at  such  time  as  any  of  the  following  events:

                         (i)     so  long  as  any  shares of Series A Preferred
Stock are outstanding, the effectiveness of the Registration Statement lapses for any reason (including, without limitation, the issuance of a stop order) or is unavailable to the holder of the Series A Preferred Stock for sale of the shares of Common Stock, and such lapse or unavailability continues for a period of ten consecutive trading days, provided that the cause of such lapse or
                                      --------
unavailability is not due to factors solely within the control of such holder of Series A Preferred Stock;

                         (ii)     the  suspension from listing or the failure of
the Common Stock to be listed on the OTC Bulletin Board for a period of five (5) consecutive days;

                         (iii)     the  corporation's  notice  to  any holder of
Series A Preferred Stock, including by way of public announcement, at any time, of its inability to comply (including for any of the reasons described in Section 2.2.1.9) or its intention not to comply with proper requests for conversion of any Series A Preferred Stock into shares of Common Stock;

                         (iv)     the  corporation's  failure  to  comply with a
Conversion Notice tendered in accordance with the provisions of this Certificate of Designation within ten (10) business days after the receipt by the corporation of the Conversion Notice and the Preferred Stock Certificates; or

                         (v)     the  corporation  breaches  any representation,
warranty, covenant or other term or condition of the Purchase Agreement, this Certificate of Designation or any other agreement, document, certificate or other instrument delivered in connection with the transactions contemplated thereby or hereby, except to the extent that such breach would not have a Material Adverse Effect (as defined in the Purchase Agreement) and except, in the case of a breach of a covenant which is curable, only if such breach continues for a period of a least ten (10) days.

                    (e)     Mechanics  of  Redemption  at  Option  of Buyer Upon
                            ----------------------------------------------------
Major  Transaction.  No  sooner  than  fifteen (15) days nor later than ten (10)
------------------
days prior to the consummation of a Major Transaction, but not prior to the public announcement of such Major Transaction, the corporation shall deliver written notice thereof via facsimile and overnight courier ("Notice of Major Transaction") to each holder of Series A Preferred Stock. At any time after receipt of a Notice of Major Transaction (or, in the event a Notice of Major Transaction is not delivered at least ten (10) days prior to a Major Transaction, at any time within ten (10) days prior to a Major Transaction), any holder of Series A Preferred Stock then outstanding may require the corporation to redeem, effective immediately prior to the consummation of such Major Transaction, all of the holder's Series A Preferred Stock then outstanding by delivering written notice thereof via facsimile and overnight courier ("Notice of Redemption at Option of Buyer Upon Major Transaction") to the corporation, which Notice of Redemption at Option of Buyer Upon Major Transaction shall indicate (i) the number of shares of Series

A Preferred Stock that such holder is electing to redeem and (ii) the applicable Major Transaction Redemption Price, as calculated pursuant to Section 2.2.1.8(a) above.

                    (f)     Mechanics  of  Redemption  at  Option  of Buyer Upon
                            ----------------------------------------------------
Triggering  Event.  Within  one  (1)  day  after  the occurrence of a Triggering
-----------------
Event, the corporation shall deliver written notice thereof via facsimile and overnight courier ("Notice of Triggering Event") to each holder of Series A Preferred Stock. At any time after the earlier of a holder's receipt of a Notice of Triggering Event and such holder becoming aware of a Triggering Event, any holder of Series A Preferred Stock then outstanding may require the corporation to redeem all of the Series A Preferred Stock by delivering written notice thereof via facsimile and overnight courier ("Notice of Redemption at Option of Buyer Upon Triggering Event") to the corporation, which Notice of Redemption at Option of Buyer Upon Triggering Event shall indicate (i) the number of shares of Series A Preferred Stock that such holder is electing to redeem and (ii) the applicable Triggering Event Redemption Price, as calculated pursuant to Section 2.2.1.8(b) above.

                    (g)     Payment of Redemption Price.  Upon the corporation's
                            ---------------------------
receipt of a Notice(s) of Redemption at Option of Buyer Upon Triggering Event or a Notice(s) of Redemption at Option of Buyer Upon Major Transaction from any holder of Series A Preferred Stock, the corporation shall immediately notify each holder of Series A Preferred Stock by facsimile of the corporation's receipt of such Notice(s) of Redemption at Option of Buyer Upon Triggering Event or Notice(s) of Redemption at Option of Buyer Upon Major Transaction and each holder which has sent such a notice shall promptly submit to the corporation such holder's Preferred Stock Certificates which such holder has elected to have redeemed. The corporation shall deliver the applicable Major Transaction Redemption Price immediately prior to the consummation of the Major Transaction; provided that a holder's Preferred Stock Certificates shall have been so
--------
delivered to the corporation; provided further that if the corporation is unable
                              -------- -------
to redeem all of the Series A Preferred Stock to be redeemed, the corporation shall redeem an amount from each holder of Series A Preferred Stock being redeemed equal to such holder's pro-rata amount (based on the number of shares of Series A Preferred Stock held by such holder relative to the number of shares of Series A Preferred Stock outstanding) of all Series A Preferred Stock being redeemed. If the corporation shall fail to redeem all of the Series A Preferred Stock submitted for redemption (other than pursuant to a dispute as to the arithmetic calculation of the Redemption Price), in addition to any remedy such holder of Series A Preferred Stock may have under this Certificate of Designation and the Purchase Agreement, the applicable Redemption Price payable in respect of such unredeemed Series A Preferred Stock shall bear interest at the rate of 2.0% per month (prorated for partial months) until paid in full. Until the corporation pays such unpaid applicable Redemption Price in full to a holder of shares of Series A Preferred Stock submitted for redemption, such holder shall have the option (the "Void Optional Redemption Option") to, in lieu of redemption, require the corporation to promptly return to such holder(s) all of the shares of Series A Preferred Stock that were submitted for redemption by such holder(s) under this Section 2.2.1.8 and for which the applicable Redemption Price has not been paid, by sending written notice thereof to the corporation via facsimile (the "Void Optional Redemption Notice"). Upon the corporation's receipt of such Void Optional Redemption Notice(s) and prior to payment of the full applicable Redemption Price to such holder, (i) the Notice(s) of Redemption at Option of Buyer Upon Major Transaction shall be null and void with respect to those shares of Series A Preferred Stock submitted for redemption and for which the applicable Redemption Price has not been paid, (ii) the corporation shall immediately return any Series A Preferred Stock submitted to the corporation by each holder for redemption under this Section 2.2.1.8(d) and for which the applicable Redemption Price has not been paid and (iii) the Conversion Price of such returned shares of Series A Preferred Stock shall be adjusted to the lesser of (A) the Conversion Price and (B) the lowest Closing Bid Price during the period beginning on the date on which the Notice(s) of Redemption of Option of Buyer Upon Major Transaction is delivered to the corporation and ending on the date on which the Void Optional Redemption Notice(s) is delivered to the corporation; provided that no adjustment shall be made if such adjustment would result in an
--------
increase of the Conversion Price then in effect. A holder's delivery of a Void Optional Redemption Notice and exercise of its rights following such notice shall not effect the corporation's obligations to make any payments which have accrued prior to the date of such notice. Payments provided for in this Section
2.2.1.8 shall have priority to payments to other stockholders in connection with a Major Transaction.

               2.2.1.9.     Inability  to  Fully  Convert

                    (a)     Holder's Option If corporation Cannot Fully Convert.
                            ---------------------------------------------------
If, upon the corporation's receipt of a Conversion Notice or on the Mandatory Conversion Date, the corporation cannot issue shares of Common Stock registered for resale under the Registration Statement for any reason, including, without limitation, because the corporation (x) does not have a sufficient number of shares of Common Stock authorized and available, (y) is otherwise prohibited by applicable law or by the rules or regulations of any stock exchange, interdealer quotation system or other self-regulatory organization with jurisdiction over the corporation or its securities from issuing all of the Common Stock which is to be issued to a holder of Series A Preferred Stock pursuant to a Conversion Notice or (z) fails to have a sufficient number of shares of Common Stock registered for resale under the Registration Statement, then the corporation shall issue as many shares of Common Stock as it is able to issue in accordance with such holder's Conversion Notice and pursuant to Section 2.2.1.5(b)(ii) above and, with respect to the unconverted Series A Preferred Stock, the holder, solely at such holder's option, can elect, within five (5) business days after receipt of notice from the corporation thereof to:

                         (i)     require  the  corporation  to  redeem from such
holder  those  Series  A  Preferred Stock for which the corporation is unable to issue Common Stock in accordance with such holder's Conversion Notice ("Mandatory Redemption") at a price per share equal to the Major Transaction Redemption Price as of such Conversion Date (the "Mandatory Redemption Price");

                         (ii)     if  the  corporation's  inability  to  fully
convert Series A Preferred Stock is pursuant to Section 2.2.1.9(a)(z) above, require the corporation to issue restricted shares of Common Stock in accordance with such holder's Conversion Notice and pursuant to Section 2.2.1.5(b)(ii) above;

                         (iii)     void its Conversion Notice and retain or have
returned, as the case may be, the shares of Series A Preferred Stock that were to be converted pursuant to such holder's Conversion Notice (provided that a holder's voiding its Conversion Notice shall not effect the corporation's obligations to make any payments which have accrued prior to the date of such notice).

                    (b)     Mechanics  of  Fulfilling  Holder's  Election.   The
                            ---------------------------------------------
corporation shall immediately send via facsimile to a holder of Series A Preferred Stock, upon receipt of a facsimile copy of a Conversion Notice from such holder which cannot be fully satisfied as described in Section 2.2.1.9(a) above, a notice of the corporation's inability to fully satisfy such holder's Conversion Notice (the "Inability to Fully Convert Notice"). Such Inability to Fully Convert Notice shall indicate (i) the reason why the corporation is unable to fully satisfy such holder's Conversion Notice, (ii) the number of Series A Preferred Stock which cannot be converted and (iii) the applicable Mandatory Redemption Price. Such holder shall notify the corporation of its election pursuant to Section 2.2.1.9(a) above by delivering written notice via facsimile to the corporation ("Notice in Response to Inability to Convert").

                    (c)     Payment  of  Redemption Price.  If such holder shall
                            -----------------------------
elect to have its shares redeemed pursuant to Section 2.2.1.9(a)(i) above, the corporation shall pay the Mandatory Redemption Price in cash to such holder within thirty (30) days of the corporation's receipt of the holder's Notice in Response to Inability to Convert, provided that prior to the corporation's
                                       --------
receipt of the holder's Notice in Response to Inability to Convert the corporation has not delivered a notice to such holder stating, to the satisfaction of the holder, that the event or condition resulting in the Mandatory Redemption has been cured and all Conversion Shares issuable to such holder can and will be delivered to the holder in accordance with the terms of
Section 2.2.1.5(b)(ii). If the corporation shall fail to pay the applicable Mandatory Redemption Price to such holder on a timely basis as described in this
Section 2.2.1.9(c) (other than pursuant to a dispute as to the determination of the arithmetic calculation of the Redemption Price), in addition to any remedy such holder of Series A Preferred Stock may have under this Certificate of Designation and the Purchase Agreement, such unpaid amount shall bear interest at the rate of 2.0% per month (prorated for partial months) until paid in full. Until the full Mandatory Redemption Price is paid in full to such holder, such holder may (i) void the Mandatory Redemption with respect to those Series A Preferred Stock for which the full Mandatory Redemption Price has not been paid,
(ii) receive back such Series A Preferred Stock, and (iii) require that the Conversion Price of such returned Series A Preferred Stock be adjusted to the lesser of (A) the Conversion Price and (B) the lowest Closing Bid Price during the period beginning on the Conversion Date and ending on the date the holder voided the Mandatory Redemption.

                    (d)     Pro-rata  Conversion  and  Redemption.  In the event
                            -------------------------------------
the corporation receives a Conversion Notice from more than one holder of Series A Preferred Stock on the same day and the corporation can convert and redeem some, but not all, of the Series A Preferred Stock pursuant to this Section 2.2.1.9, the corporation shall convert and redeem from each holder of Series A Convertible Preferred Stock electing to have Series A Preferred Stock converted and redeemed at such time an amount equal to such holder's pro-rata amount (based on the number shares of Series A Preferred Stock held by such holder relative to the number shares of Series A Preferred Stock outstanding) of all shares of Series A Preferred Stock being converted and redeemed at such time.

               2.2.1.10.     Vote  to  Change  the  Terms  of or Issue Preferred
                             Stock

     The affirmative vote at a meeting duly called for such purpose or the written consent without a meeting, of the holders of not less than three-fourths (3/4) of the then outstanding shares of Series A Preferred Stock, shall be required (a) for any change to this Certificate of Designation or the corporation's Certificate of Incorporation which would amend, alter, change or repeal any of the powers, designations, preferences and rights of the Series A Preferred Stock or (b) for the issuance of shares of Series A Preferred Stock other than pursuant to the Purchase Agreement.

               2.2.1.11.     Lost  or  Stolen  Certificates

     Upon receipt by the corporation of evidence satisfactory to the corporation of the loss, theft, destruction or mutilation of any Preferred Stock Certificates representing the shares of Series A Preferred Stock, and, in the case of loss, theft or destruction, of any indemnification undertaking by the holder to the corporation and, in the case of mutilation, upon surrender and cancellation of the Preferred Stock Certificate(s), the corporation shall execute and deliver new preferred stock certificate(s) of like tenor and date; provided, however, the corporation shall not be obligated to re-issue Preferred
--------   -------
Stock  Certificates  if
the holder contemporaneously requests the corporation to convert such shares of Series A Preferred Stock into Common Stock.

               2.2.1.12. Remedies, Characterizations, Other Obligations, Breaches and Injunctive Relief

     The  remedies   provided  in  this  Certificate  of  Designation  shall  be cumulative and in addition to all other remedies available under this Certificate of Designation, at law or in equity (including a decree of specific performance and/or other injunctive relief), no remedy contained herein shall be deemed a waiver of compliance with the provisions giving rise to such remedy and nothing herein shall limit a holder's right to pursue actual damages for any failure by the corporation to comply with the terms of this Certificate of Designation. Amounts set forth or provided for herein with respect to payments, conversion and the like (and the computation thereof) shall be the amounts to be received by the holder thereof and shall not, except as expressly provided herein, be subject to any other obligation of the corporation (or the performance thereof). The corporation acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to the holders of the Series A Preferred Stock and that the remedy at law for any such breach may be inadequate. The corporation therefore agrees that, in the event of any such breach or threatened breach, the holders of the Series A Preferred Stock shall be entitled, in addition to all other available remedies, to an injunction restraining any breach, without the necessity of showing economic loss and without any bond or other security being required.

               2.2.1.13.     Specific  Shall  Not  Limit  General;  Construction

     No specific provision contained in this Certificate of Designation shall limit or modify any more general provision contained herein. This Certificate of Designation shall be deemed to be jointly drafted by the corporation and all initial purchasers of the Series A Preferred Stock and shall not be construed against any person as the drafter hereof.

               2.2.1.14.     Failure  or  Indulgence  Not  Waiver

     No failure or delay on the part of a holder of Series A Preferred Stock in the exercise of any power, right or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other right, power or privilege.

               2.2.1.15.     Integration with Certificate of Incorporation

     This Designation of Series A Convertible Preferred Stock has been adopted pursuant to and is an integral part of this corporation's Certificate of Incorporation. Capitalized terms not defined herein shall have the meaning given them elsewhere in the Certificate of Incorporation of the corporation.

               2.2.1.16.     Sunset  Provision

     Upon the conversion of all shares of the Series A Preferred Stock, whether voluntarily by the holders thereof or pursuant to a mandatory conversion, these provisions in the corporation's Certificate of Incorporation governing the Series A Preferred Stock shall be deemed completely performed and discharged, and the corporation shall be empowered to restate its Articles of Incorporation as though these provisions governing the Series A Preferred Stock had never existed. Any holder who disputes the treatment of their Series A Preferred Stock subsequent to such a restatement shall nevertheless be entitled to rely on these provisions governing the Series A Preferred Stock as contract rights.


                                   ARTICLE III

     The purpose of this corporation is to engage in any business, trade or activity that may lawfully be conducted by a corporation organized under the General Corporation Law of the State of Delaware (hereinafter, "applicable corporate law") and to engage in any and all such activities as are incidental or conducive to the attainment of the foregoing purpose or purposes.


                                   ARTICLE IV

     Except as may be authorized pursuant to Section 2.2 of Article II, no preemptive rights shall exist with respect to shares of stock or securities convertible into shares of stock of this corporation.


                                    ARTICLE V

     The right to cumulate votes in the election of Directors shall not exist with respect to shares of stock of this corporation.


                                   ARTICLE VI

     6.1.     Number  of  Directors

     The Board of Directors shall be composed of not less than one nor more than nine Directors. Except with respect to the initial Director, the specific number of Directors shall be set by resolution of the Board of Directors or, if the Directors in office constitute fewer than a quorum of the Board of Directors, by the affirmative vote of a majority of all the Directors in office. The number of Directors of this corporation may be increased or decreased from time to time in the manner provided herein, but no decrease in the number of Directors shall have the effect of shortening the term of any incumbent Director.

     6.2.     Classification  of  Directors

     The Directors shall be divided into three classes, with each class to be as nearly equal in number as possible, as specified by resolution of the Board of Directors or, if the Directors in office constitute fewer than a quorum of the Board of Directors, by the affirmative vote of a majority of all the Directors in office. The term of office of Directors of the first class shall expire at the first annual meeting of stockholders after their election. The term of office of Directors of the second class shall expire at the second annual meeting after their election. The term of office of Directors of the third class shall expire at the third annual meeting after their election. At each annual meeting after such classification, a number of Directors equal to the number of the class whose term expires at the time of such meeting shall be elected to hold office until the third succeeding annual meeting. Absent his or her death, resignation or removal, a Director shall continue to serve despite the expiration of the Director's term until his or her successor shall have been elected and qualified or until there is a decrease in the number of Directors.

     6.3.     Removal  of  Directors

     The stockholders may remove one or more Directors with or without cause, but only at a special meeting called for the purpose of removing the Director or Directors, and the meeting notice must state that the purpose, or one of the purposes, of the meeting is removal of the Director or Directors.

     6.4.     Vacancies  on  Board  of  Directors

     If a vacancy occurs on the Board of Directors, including a vacancy resulting from an increase in the number of Directors, the Board of Directors may fill the vacancy, or, if the Directors in office constitute fewer than a quorum of the Board of Directors, they may fill the vacancy by the affirmative vote of a majority of all the Directors in office. The stockholders may fill a vacancy only if there are no Directors in office.

     6.5.     Initial  Board  of  Directors

     The initial Board of Directors shall consist of One Director, who shall be in the first class of Directors, and the name and address of the person who shall serve as such Director until the first annual meeting of stockholders or until successors are elected and qualified is:

               Dr. Bogdan C. Maglich
               10 Mauchly Drive
               Irvine, California  92618


                                   ARTICLE VII

     This corporation reserves the right to amend or repeal any of the provisions contained in this Certificate of Incorporation in any manner now or hereafter permitted by the applicable corporate law, and the rights of the stockholders of this corporation are granted subject to this reservation.


                                  ARTICLE VIII

     The Board of Directors shall have the power to adopt, amend or repeal the Bylaws of this corporation, subject to the power of the stockholders to amend or repeal such Bylaws. The stockholders shall also have the power to amend or repeal the Bylaws of this corporation and to adopt new Bylaws.


                                   ARTICLE IX

     9.1.     Stockholder  Actions

     Subject to any limitations imposed by applicable securities laws, any action required or permitted to be taken at a stockholders meeting may be taken without a meeting, without prior notice and without a vote, if a consent or consents in writing, setting forth the action so taken, shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted.

     9.2.     Number  of  Votes  Necessary  to  Approve  Actions

     Whenever applicable corporate law permits a corporation's certificate of incorporation to specify that a lesser number of shares than would otherwise be required shall suffice to approve an action by stockholders, this Certificate of Incorporation hereby specify that the number of shares required to approve such an action shall be such lesser number.

     9.3.     Special  Meetings  of  Stockholders

     So long as this corporation is a public company, special meetings of the stockholders of the corporation for any purpose may be called at any time by the Board of Directors or the Chairman or, if the Directors in office constitute fewer than a quorum of the Board of Directors, by the affirmative vote of a majority of all the Directors in office, but such special meetings may not be called by any other person or persons.

     9.4.     Quorum  for  Meetings  of  Stockholders.

     Except with respect to any greater requirement contained in this Certificate of Incorporation or the applicable corporate law, one-third of the votes entitled to be cast on a matter by the holders of shares that, pursuant to the Certificate of Incorporation or the applicable corporate law, are entitled to vote and be counted collectively upon such matter, represented in person or by proxy, shall constitute a quorum of such shares at a meeting of stockholders.


                                    ARTICLE X

     To the full extent that applicable corporate law, as it exists on the date hereof or may hereafter be amended, permits the limitation or elimination of the personal liability of Directors, a Director of this corporation shall not be liable to this corporation or its stockholders for monetary damages for conduct as a Director. Any amendments to or repeal of this Article X shall not adversely affect any right or protection of a Director of this corporation for or with respect to any acts or omissions of such Director occurring prior to such amendment or repeal.


                                   ARTICLE XI

     11.1.     Indemnification.

     The corporation shall indemnify its directors to the full extent permitted by applicable corporate law now or hereafter in force. However, such indemnity shall not apply if the director did not (a) act in good faith and in a manner the director reasonably believed to be in or not opposed to the best interests of the corporation, and (b) with respect to any criminal action or proceeding, have reasonable cause to believe the director's conduct was unlawful. The corporation shall advance expenses for such persons pursuant to the terms set forth in the Bylaws, or in a separate Board resolution or contract.

     11.2.     Authorization.

     The Board of Directors may take such action as is necessary to carry out these indemnification and expense advancement provisions. It is expressly empowered to adopt, approve, and amend from time to time such Bylaws, resolutions, contracts, or further indemnification and expense advancement arrangements as may be permitted by law, implementing these provisions. Such Bylaws, resolutions, contracts or further arrangements shall include but not be limited to implementing the manner in which determinations as to any indemnity or advancement of expenses shall be made.

     11.3.     Insurance.

     The corporation shall have the power, exercised by authority of the Board of Directors, to purchase and maintain insurance on behalf of any person to whom indemnity is provided under and through this Article XI to the full extent permitted by applicable corporate law now or hereafter in force.

     11.4.     Effect  of  Amendment.

     No amendment or repeal of this Article shall apply to or have any effect on any right to indemnification provided hereunder with respect to acts or omissions occurring prior to such amendment or repeal.


                                   ARTICLE XII

     The name and address of the incorporator is:

               Mr.  Derek  W.  Woolston
               QED  Law  Group,  P.L.L.C.
               3200  N.W.  68th  Street
               Seattle,  Washington  98117

The incorporator's authority on behalf of this corporation is limited to forming it by the filing of this Certificate of Incorporation, and the incorporator has no further power or authority on behalf of the corporation, express or implied, by virtue of being the incorporator.


                                  ARTICLE XIII

     The corporation's registered office in the State of Delaware is to be located at 15 East North Street, City of Dover, County of Kent, Delaware 19901. The registered agent in charge thereof is Incorporating Services, Ltd.


                                   ARTICLE XIV

     This Certificate of Incorporation shall become effective upon filing.

     IN WITNESS WHEREOF, the incorporator has signed this Certificate of Incorporation this _____ day of October, 2002.



                                        ______________________________
                                        Derek  W.  Woolston
                                        QED  Law  Group,  P.L.L.C.
                                        3200 N.W. 68th Street, Seattle, WA 98117

                                    EXHIBIT I


                           HIENERGY TECHNOLOGIES, INC.

                                CONVERSION NOTICE

Reference is made to the Certificate of Designation of the Relative Rights and Preferences of the Series A Preferred Stock of HiEnergy Technologies, Inc. (the "Certificate of Designation"). In accordance with and pursuant to the Certificate of Designation, the undersigned hereby elects to convert the number of shares of Series A Preferred Stock, par value $0.001 per share (the "Preferred Shares"), of HiEnergy Technologies, Inc., a Delaware corporation (the "Company"), indicated below into shares of Common Stock, par value $0.001 per share (the "Common Stock"), of the Company, by tendering the stock certificate(s) representing the share(s) of Preferred Shares specified below as of the date specified below.

     Date  of  Conversion:______________________________________________________

     Number  of  Preferred  Shares  to  be  converted:__________________________

     Stock certificate no(s). of Preferred Shares to be converted:______________

     The  Common Stock have been sold pursuant to the Registration Statement (as
defined  in  the  Purchase  Agreement):  YES  ____   NO____

Please confirm the following information:

     Conversion  Price:                       __________________________________

     Number of shares of Common Stock
     to  be  issued:                          __________________________________

Please issue the Common Stock into which the Preferred Shares are being converted and, if applicable, any check drawn on an account of the Company in the following name and to the following address:

     Issue  to:                               __________________________________
                                              __________________________________

     Facsimile  Number:                       __________________________________

     Authorization:                           __________________________________
                                              By:_______________________________
                                              Title:____________________________

                                              Dated:____________________________


                                PRICES ATTACHED

                                   APPENDIX F
                                   ----------

                                     BYLAWS
                                       OF
                           HIENERGY  TECHNOLOGIES,  INC.


                                TABLE OF CONTENTS
                                -----------------


                                                                           PAGE
                                                                           ----

ARTICLE  I  -  OFFICES. . . . . . . . . . . . . . . . . . . . . . . . . .     1
ARTICLE  II  -  STOCKHOLDERS. . . . . . . . . . . . . . . . . . . . . . .     1
     2.1     Date,  Time  and  Place  of  Meeting . . . . . . . . . . . .     1
     2.2     Annual  Meeting. . . . . . . . . . . . . . . . . . . . . . .     1
     2.3     Special  Meetings. . . . . . . . . . . . . . . . . . . . . .     1
     2.4     Meetings  by  Communications  Equipment. . . . . . . . . . .     1
     2.5     Notice  of  Meeting. . . . . . . . . . . . . . . . . . . . .     1
     2.6     Waiver  of  Notice . . . . . . . . . . . . . . . . . . . . .     2
     2.7     Fixing  of  Record  Date  for  Determining  Stockholders . .     2
     2.8     Voting  Record . . . . . . . . . . . . . . . . . . . . . . .     3
     2.9     Quorum . . . . . . . . . . . . . . . . . . . . . . . . . . .     3
     2.10    Manner  of  Acting . . . . . . . . . . . . . . . . . . . . .     4
     2.11    Voting  Shares . . . . . . . . . . . . . . . . . . . . . . .     4
     2.12    Proxies. . . . . . . . . . . . . . . . . . . . . . . . . . .     4
     2.13    Voting  for  Directors . . . . . . . . . . . . . . . . . . .     4
     2.14    Action  by  Stockholders  Without  a  Meeting. . . . . . . .     4
     2.15    Dividends     5
ARTICLE  III  -  BOARD  OF  DIRECTORS . . . . . . . . . . . . . . . . . .     5
     3.1     General  Powers. . . . . . . . . . . . . . . . . . . . . . .     5
     3.2     Number,  Classification  and  Tenure . . . . . . . . . . . .     5
     3.3     Regular  Meetings. . . . . . . . . . . . . . . . . . . . . .     6
     3.4     Special  Meetings. . . . . . . . . . . . . . . . . . . . . .     6
     3.5     Notice  of  Special  Meetings. . . . . . . . . . . . . . . .     6
     3.6     Waiver  of  Notice . . . . . . . . . . . . . . . . . . . . .     7
     3.7     Meetings  by  Communications  Equipment. . . . . . . . . . .     7
     3.8     Quorum . . . . . . . . . . . . . . . . . . . . . . . . . . .     7
     3.9     Manner  of  Acting . . . . . . . . . . . . . . . . . . . . .     8
     3.10    Presumption  of  Assent. . . . . . . . . . . . . . . . . . .     8
     3.11    Action  by  Board  or  Committees  Without  a  Meeting . . .     8
     3.12    Resignation. . . . . . . . . . . . . . . . . . . . . . . . .     8
     3.13    Removal. . . . . . . . . . . . . . . . . . . . . . . . . . .     8
     3.14    Vacancies. . . . . . . . . . . . . . . . . . . . . . . . . .     9
     3.15    Executive  and  Other  Committees. . . . . . . . . . . . . .     9
     3.16    Compensation . . . . . . . . . . . . . . . . . . . . . . . .    10
     3.17    Rules. . . . . . . . . . . . . . . . . . . . . . . . . . . .    10

ARTICLE  IV  -  OFFICERS. . . . . . . . . . . . . . . . . . . . . . . . .    10
     4.1     Appointment  and  Term . . . . . . . . . . . . . . . . . . .    10
     4.2     Resignation. . . . . . . . . . . . . . . . . . . . . . . . .    10
     4.3     Removal. . . . . . . . . . . . . . . . . . . . . . . . . . .    10
     4.4     Contract  Rights  of  Officers . . . . . . . . . . . . . . .    10
     4.5     Chairman  of  the  Board . . . . . . . . . . . . . . . . . .    10
     4.6     President. . . . . . . . . . . . . . . . . . . . . . . . . .    11
     4.7     Vice  President. . . . . . . . . . . . . . . . . . . . . . .    11
     4.8     Secretary. . . . . . . . . . . . . . . . . . . . . . . . . .    11
     4.9     Treasurer. . . . . . . . . . . . . . . . . . . . . . . . . .    11
     4.10    Salaries . . . . . . . . . . . . . . . . . . . . . . . . . .    11
ARTICLE  V  -  CONTRACTS,  LOANS,  CHECKS  AND  DEPOSITS. . . . . . . . .    12
     5.1     Execution of Documents and Action with Respect to Securities
             of Other  Corporations . . . . . . . . . . . . . . . . . . .    12
     5.2     Loans  to  the  Corporation. . . . . . . . . . . . . . . . .    12
     5.3     Checks,  Drafts,  Etc. . . . . . . . . . . . . . . . . . . .    12
     5.4     Deposits . . . . . . . . . . . . . . . . . . . . . . . . . .    12
ARTICLE  VI  -  CERTIFICATES  FOR  SHARES  AND  THEIR  TRANSFER . . . . .    12
     6.1     Issuance  of  Shares . . . . . . . . . . . . . . . . . . . .    12
     6.2     Certificates  for  Shares. . . . . . . . . . . . . . . . . .    13
     6.3     Stock  Records . . . . . . . . . . . . . . . . . . . . . . .    13
     6.4     Restriction  on  Transfer. . . . . . . . . . . . . . . . . .    13
     6.5     Transfer  of  Shares . . . . . . . . . . . . . . . . . . . .    13
     6.6     Lost  or  Destroyed  Certificates. . . . . . . . . . . . . .    14
ARTICLE  VII  -  BOOKS  AND  RECORDS. . . . . . . . . . . . . . . . . . .    14
     7.1     Books  and  Records  on  File. . . . . . . . . . . . . . . .    14
     7.2     Reliance  on  Books  and  Records. . . . . . . . . . . . . .    15
ARTICLE  VIII  -  ACCOUNTING  YEAR. . . . . . . . . . . . . . . . . . . .    15
ARTICLE  IX  -  CORPORATE  SEAL . . . . . . . . . . . . . . . . . . . . .    15
ARTICLE  X  -  INDEMNIFICATION. . . . . . . . . . . . . . . . . . . . . .    15
     10.1    Right  to  Indemnification . . . . . . . . . . . . . . . . .    15
     10.2    Restrictions  on  Indemnification. . . . . . . . . . . . . .    16
     10.3    Advancement  of  Expenses. . . . . . . . . . . . . . . . . .    16
     10.4    Right  of  Indemnitee  to  Bring  Suit . . . . . . . . . . .    16
     10.5    Nonexclusivity  of  Rights . . . . . . . . . . . . . . . . .    16
     10.6    Insurance,  Contracts  and  Funding. . . . . . . . . . . . .    17
     10.7    Identification  of Employees and Agents of the Corporation .    17
     10.8    Persons  Serving  Other  Entities. . . . . . . . . . . . . .    17
     10.9    Effect  of  Amendment. . . . . . . . . . . . . . . . . . . .    17
ARTICLE  XI  -  LIMITATION  OF  LIABILITY . . . . . . . . . . . . . . . .    17
ARTICLE  XII  -  TIME  PERIODS. . . . . . . . . . . . . . . . . . . . . .    18
ARTICLE  XIII  -  AMENDMENTS. . . . . . . . . . . . . . . . . . . . . . .    18

                                     BYLAWS

                                       OF

                           HIENERGY TECHNOLOGIES, INC.

                ________________________________________________


                               ARTICLE I.  OFFICES

     The principal office of the corporation shall be located at the principal place of business or such other place as the Board of Directors may designate. The corporation may have such other offices as the Board of Directors may designate or as the business of the corporation may require.


                            ARTICLE II.  STOCKHOLDERS

SECTION  2.1.  DATE,  TIME  AND  PLACE  OF  MEETING

     All meetings of the stockholders for the election of directors or for any other purpose, including those held pursuant to demand by stockholders, shall be held at such time and place, within or without the State of Delaware, as may be designated by the Chairman of the Board, in the absence of a designation by the Board of Directors, and stated in the notice of meeting or in a duly executed waiver of notices thereof.

SECTION  2.2.  ANNUAL  MEETING

     The annual meeting of the stockholders to elect directors and transact such other business as may properly come before the meeting shall be held on a date not more than 180 days after the end of the corporation's fiscal year, such date and time to be determined by the Board of Directors.

SECTION  2.3.  SPECIAL  MEETINGS

     Special meetings of the stockholders, for any purpose or purposes, unless otherwise prescribed by law or by the Certificate of Incorporation, may be called by the Board of Directors or the Chairman. If the directors in office constitute fewer than a quorum of the Board of Directors, then the special meeting may be called by the affirmative vote of a majority of all the directors in office.

SECTION  2.4.  MEETINGS  BY  COMMUNICATIONS  EQUIPMENT

     Stockholders may participate in any meeting of the stockholders by any means of communication by which all persons participating in the meeting can hear each other during the meeting. Participation by such means shall constitute presence in person at a meeting.

SECTION  2.5.  NOTICE  OF  MEETINGS

     Written notice stating the place, day and hour of the meeting and, in the case of a special meeting the purpose or purposes for which the meeting is called, shall be given by or at the direction of the Board of Directors or the Chairman of the Board to each stockholder entitled to notice of or to vote at the meeting not less than ten (10) nor more than sixty (60) days before the meeting, except that notice of a meeting to act on an amendment to the Certificate of Incorporation, a plan of merger or share exchange, the sale, lease, exchange or other disposition of all or substantially all of the corporation's assets other than in the regular course of business or the dissolution of the corporation shall be given not less than twenty (20) or more than sixty (60) days before such meeting. If an annual or special stockholders' meeting is adjourned to a different date, time or place, no notice of the new date, time or place is required if they are announced at the meeting before adjournment; provided, however, that if the adjournment is for more than thirty
(30) days, or if after the adjournment a new record date is fixed for the adjourned meeting, written notice of the place, date and time of the adjourned meeting shall be given to stockholders entitled to notice of or to vote as of the new record date.

     Such notice may be transmitted by mail, private carrier, personal delivery, telegraph, teletype or facsimile. If those forms of written notice are impractical in the view of the Board of Directors or the Chairman of the Board, written notice may be transmitted by an advertisement in a newspaper of general circulation in the area of the corporation's principal office. If such notice is mailed, it shall be deemed effective when deposited in the official government mail, first-class postage prepaid, properly addressed to the stockholder at such stockholder's address as it appears in the corporation's current record of stockholders. Notice given in any other manner shall be deemed effective when dispatched to the stockholder's address, telephone number or other number appearing on the records of the corporation. Any notice given by publication as herein provided shall be deemed effective five days after first publication.

SECTION  2.6.  WAIVER  OF  NOTICE

     Whenever any notice is required to be given to a stockholder under the provisions of these Bylaws, the Certificate of Incorporation or the Delaware General Corporation Law, a waiver of notice in writing, signed by the person or persons entitled to such notice and delivered to the corporation, whether before or after the date and time of the meeting or before or after the action to be taken by consent is effective, shall be deemed equivalent to the giving of such notice. Further, notice of the time, place and purpose of any meeting will be deemed to be waived by any stockholder by attendance in person or by proxy, unless such stockholder at the beginning of the meeting objects to holding the meeting or transacting business at the meeting.

SECTION  2.7.  FIXING  OF  RECORD  DATE  FOR  DETERMINING  STOCKHOLDERS

     (a) STOCKHOLDER MEETINGS

     In order that the corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors, and which record date shall not be more than sixty (60) nor less than ten (10) days before the date of such meeting. If no record date is fixed by the Board of Directors, the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for the adjourned meeting.

     (b) ACTION BY STOCKHOLDERS WITHOUT A MEETING

     In order that the corporation may determine the stockholders entitled to consent to corporate action in writing without a meeting, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors, and which date shall not be more than ten (10) days after the date upon which the resolution fixing the record date is adopted by the board of directors. If no record date has been fixed by the Board of Directors, the record date for determining stockholders entitled to consent to corporate action in writing without a meeting, when no prior action by the Board of Directors is required by this chapter, shall be the first date on which a signed written consent setting forth the action taken or proposed to be taken is delivered to the corporation by delivery to its registered office in Delaware, its principal place of business or an officer or agent of the corporation having custody of the book in which proceedings of meetings of stockholders are recorded. Delivery made to a corporation's registered office shall be by hand or by certified or registered mail, return receipt requested. If no record date has been fixed by the Board of Directors and prior action by the Board of Directors is required by this chapter, the record date for determining stockholders entitled to consent to corporate action in writing without a meeting shall be at the close of business on the day on which the Board of Directors adopts the resolution taking such prior action.

     (c) DIVIDENDS, OTHER DISTRIBUTIONS OR ALLOTMENTS, CONVERSIONS OR EXCHANGES OF STOCK, ETC.

     In order that the corporation may determine the stockholders entitled to receive payment of any dividend or other distribution or allotment of any rights or the stockholders entitled to exercise any rights in respect of any change, conversion or exchange of stock, or for the purpose of any other lawful action, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted, and which record date shall be not more than sixty (60) days prior to such action. If no record date is fixed, the record date for determining stockholders for any such purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution relating thereto.

SECTION  2.8.  VOTING  RECORD

     At least ten (10) days before each meeting of stockholders, an alphabetical list of the stockholders entitled to notice of such meeting shall be made, arranged by voting group and by each class or series of shares, with the address of and number of shares held by each stockholder. This record shall be kept at the principal office of the corporation for ten (10) days prior to such meeting, and shall be kept open at such meeting, for the inspection of by any stockholder or any stockholder's agent or attorney.

SECTION  2.9.  QUORUM

     Except with respect to any greater requirement contained in the Certificate of Incorporation or the Delaware General Corporation Law, one-third of the votes entitled to be cast on a matter by the holders of shares that, pursuant to the Certificate of Incorporation or the Delaware General Corporation Law, are entitled to vote and be counted collectively upon such matter, represented in person or by proxy, shall constitute a quorum of such shares at a meeting of stockholders. If less than the required number of such votes are represented at a meeting, a majority of the votes so represented may adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present or represented. Any business may be transacted at a reconvened meeting that might have been transacted at the meeting as originally called, provided a quorum is present or represented at such meeting. Once a share is represented for any purpose at a meeting other than solely to object to holding the meeting or transacting business, it is deemed present for quorum purposes for the remainder of the meeting and any adjournment thereof (unless a new record date is or must be set for the adjourned meeting), notwithstanding the withdrawal of enough stockholders to leave less than a quorum.

SECTION  2.10.  MANNER  OF  ACTING

     If a quorum is present, action on a matter other than the election of directors shall be approved if the votes cast in favor of the action by the shares entitled to vote and be counted collectively upon such matter exceed the votes cast against such action by the shares entitled to vote and be counted collectively thereon, unless the Certificate of Incorporation or the Delaware General Corporation Law requires a greater number of affirmative votes. Whenever the Delaware General Corporation Law permits a corporation's bylaws to specify that a lesser number of shares than would otherwise be required shall suffice to approve an action by stockholders, these Bylaws hereby specify that the number of shares required to approve such an action shall be such lesser number. The vote upon any question brought before a meeting of the stockholders may be by voice vote, unless the holders of a majority of the outstanding shares of all classes of stock entitled to vote thereon present in person or by proxy at such meeting shall so determine. A vote taken by written ballot shall be counted by one or more inspectors of election appointed by the Board of Directors.

SECTION  2.11.  VOTING  SHARES

     Except as otherwise provided by law or in the Certificate of Incorporation, each stockholder shall be entitled at every meeting of the stockholders to one vote for each share of stock having voting power standing in the name of such stockholder on the books of the corporation on the record date for the meeting.

SECTION  2.12.  PROXIES

     A stockholder may vote by proxy executed in writing by the stockholder or by his or her attorney-in-fact or agent. Such proxy shall be effective when received by the Secretary or other officer or agent authorized to tabulate votes. A proxy with respect to a specified meeting shall entitle its holder to vote at any reconvened meeting following adjournment of such meeting but shall not be valid after the final adjournment. A stockholder may revoke any proxy which is not irrevocable by attending the meeting and voting in person or by filing an instrument in writing revoking the proxy or another duly executed proxy bearing a later date with the Secretary. A proxy shall become invalid eleven (11) months after the date of its execution, unless otherwise provided in the proxy.

SECTION  2.13.  VOTING  FOR  DIRECTORS

     Each stockholder entitled to vote to an election of directors may vote, in person or by proxy, the number of shares owned by such stockholder for as many persons as there are directors to be elected and for whose election such stockholder has a right to vote. Stockholders shall not have the right to cumulate their votes. Unless otherwise provided in the Certificate of Incorporation, the candidates elected shall be those receiving the largest number of votes cast, up to the number of directors to be elected.

SECTION  2.14.  ACTION  BY  STOCKHOLDERS  WITHOUT  A  MEETING

     Any action that may be or is required to be taken at a meeting of the stockholders may be taken without a meeting by unanimous consent if one or more written consents setting forth the action so taken shall be signed by all the stockholders entitled to vote with respect to the matter. Action may also be taken by less than unanimous consent. Action by less than unanimous consent may be taken if one or more written consents describing the action taken shall be signed by stockholders holding of record or otherwise entitled to vote in the aggregate not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote on the action were present and voted. A stockholder may withdraw a consent only by delivering a written notice of withdrawal to the corporation prior to the time that consents sufficient to authorize taking the action have been delivered to the corporation. Every written consent shall bear the date of signature of each stockholder who signs the consent. A written consent is not effective to take the action referred to in the consent unless, within sixty (60) days of the earliest dated consent delivered to the corporation, written consents signed by a sufficient number of stockholders to take action are delivered to the corporation. Unless the consent specifies a later effective date, actions taken by written consent of the stockholders are effective when (a) consents sufficient to authorize taking the action are in possession of the corporation and (b) the period of advance notice required by the Certificate of Incorporation to be given to any nonconsenting or nonvoting stockholders has been satisfied. Any such consent shall be inserted in the minute book as if it were the minutes of a meeting of the stockholders.

SECTION  2.15.  DIVIDENDS

     The Board of Directors may from time to time declare and the corporation may pay dividends upon its outstanding shares of capital stock, in the manner and upon the terms and conditions provided by law and the Certificate of Incorporation.


                        ARTICLE III.  BOARD OF DIRECTORS

SECTION  3.1.  GENERAL  POWERS

     All corporate powers shall be exercised by or under the authority of, and the business and affairs of the corporation shall be managed under the direction of, the Board of Directors, except as may be otherwise provided in these Bylaws, the Certificate of Incorporation or by law.

SECTION  3.2.  NUMBER,  CLASSIFICATION  AND  TENURE

     The Board of Directors shall be composed of not less than one nor more than nine directors, the specific number to be set by resolution of the Board of Directors or, if the directors in office constitute fewer than a quorum of the Board of Directors, by the affirmative vote of a majority of all the directors in office. The number of directors may be changed from time to time as provided by the Certificate of Incorporation, but no decrease in the number of directors shall have the effect of shortening the term of any incumbent director. The directors shall be divided into three classes, with each class to be as nearly equal in number as possible, as specified by resolution of the Board of Directors or, if the directors in office constitute fewer than a quorum of the Board of Directors, by the affirmative vote of a majority of all the directors in office. The term of office of directors of the first class shall expire at the first annual meeting of stockholders after their election. The term of office of directors of the second class shall expire at the second annual meeting after their election. The term of office of directors of the third class shall expire at the third annual meeting after their election. At each annual meeting after such classification, a number of directors equal to the number of the class whose term expires at the time of such meeting shall be elected to hold office until the third succeeding annual meeting. Absent his or her death, resignation or removal, a director shall continue to serve despite the expiration of the director's term until his or her successor shall have been elected and qualified or until there is a decrease in the number of directors. directors need not be stockholders of the corporation or residents of the state of Delaware.

SECTION  3.3.  REGULAR  MEETINGS

     Regular meetings of the Board of Directors may be held without notice immediately after the annual meeting of the stockholders and at such time and place as shall from time to time be determined by the Board of Directors or the Chairman.

SECTION  3.4.  SPECIAL  MEETINGS

     Special meetings of the Board of Directors may be called by the Chairman of the Board on one (1) day's written notice to each director by whom such notice is not waived, given either personally or by mail or telegram, and shall be called by the Chairman in like manner and on like notice on the written request of any two directors. Special meetings of any committee designated by the Board of Directors may be called by or at the request of the Chairman of the committee with notice given either in writing or orally. The person or persons authorized to call special meetings may fix any place for holding any special Board of Directors or committee meeting called by them.

SECTION  3.5.  NOTICE  OF  SPECIAL  MEETINGS

     Neither the business to be transacted at nor the purpose of any special meeting need be specified in the notice of a special meeting of the Board of Directors or a committee thereof.

     (a)  PERSONAL  DELIVERY

     If notice is given by personal delivery, the notice shall be delivered to a director at least one (1) day before the meeting.

     (b)  DELIVERY  BY  MAIL

     If notice is delivered by mail, the notice shall be deposited in the official government mail at least five (5) days before the meeting, properly addressed to a director at his or her address shown on the records of the corporation, with postage thereon prepaid.

     (c)  DELIVERY  BY  PRIVATE  CARRIER

     If notice is given by private carrier, the notice shall be dispatched to a director at his or her address shown on the records of the corporation at least three (3) days before the meeting.

     (d)  FACSIMILE  NOTICE

     If a notice is delivered by wire or wireless equipment that transmits a facsimile of the notice, the notice shall be dispatched at least one (1) day before the meeting to a director at his or her telephone number or other number appearing on the records of the corporation.

     (e) DELIVERY BY TELEGRAPH

     If notice is delivered by telegraph, the notice shall be delivered to the telegraph company for delivery to a director at his or her address shown on the records of the corporation at least three (3) days before the meeting.

     (f)  ORAL  NOTICE

If notice is delivered orally, by telephone or in person, the notice shall be personally given to the director at least one (1) day before the meeting.

SECTION  3.6.  WAIVER  OF  NOTICE

     (a)  IN  WRITING

     Whenever any notice is required to be given to any director under the provisions of these Bylaws, the Certificate of Incorporation or the Delaware General Corporation Law, a waiver thereof in writing, signed by the person or persons entitled to such notice and delivered to the corporation, whether before or after the date and time of the meeting, shall be deemed equivalent to the giving of such notice. Neither the business to be transacted at nor the purpose of any regular or special meeting of the Board of Directors or any committee designated by the Board of Directors need be specified in the waiver of notice of such meeting.

     (b)  BY  ATTENDANCE

A director's attendance at or participation in a Board of Directors or committee meeting shall constitute a waiver of notice of such meeting, unless the director at the beginning of the meeting, or promptly upon his or her arrival, objects to holding the meeting or transacting business at such meeting and does not thereafter vote for or assent to action taken at the meeting.

SECTION  3.7.  MEETINGS  BY  COMMUNICATIONS  EQUIPMENT

     Members of the Board of Directors or any committee designated by the Board of Directors may participate in a meeting of such Board of Directors or committee by, or conduct the meeting through the use of, any means of communication by which all directors participating in the meeting can hear each other during the meeting. Participation by such means shall constitute presence in person at a meeting.

SECTION  3.8.  QUORUM

     A majority of the number of directors fixed by or in the manner provided in these Bylaws shall constitute a quorum for the transaction of business at any Board of Directors meeting but, if less than a majority are present at a meeting, a majority of the directors present may adjourn the meeting from time to time without further notice until a quorum is present. A majority of the number of directors composing any committee of the Board of Directors, as established and fixed by resolution of the Board of Directors, shall constitute a quorum for the transaction of business at any meeting of such committee but, if less than a majority are present at a meeting, a majority of such directors present may adjourn the committee meeting from time to time without further notice until a quorum is present.

SECTION  3.9.  MANNER  OF  ACTING

     If a quorum is present when the vote is taken, the act of the majority of the directors present at a Board of Directors or committee meeting shall be the act of the Board of Directors or such committee, unless the vote of a greater number is required by these Bylaws, the Certificate of Incorporation or the Delaware General Corporation Law.

SECTION  3.10.  PRESUMPTION  OF  ASSENT

     A director of the corporation who is present at a Board of Directors or committee meeting at which any action is taken shall be deemed to have assented to the action taken unless (a) the director objects at the beginning of the meeting, or promptly upon the director's arrival, to holding the meeting or transacting any business at such meeting, (b) the director's dissent or abstention from the action taken is entered in the minutes of the meeting, or
(c) the director delivers written notice of the director's dissent or abstention to the Chairman of the Board before the meeting's adjournment or to the corporation within a reasonable time after adjournment of the meeting. The right of dissent or abstention is not available to a director who votes in favor of the action taken.

SECTION  3.11.  ACTION  BY  BOARD  OR  COMMITTEES  WITHOUT  A  MEETING

     Any action that could be taken at a meeting of the Board of Directors or of any committee created by the Board of Directors may be taken without a meeting if one or more written consents setting forth the action so taken are signed by each of the directors or by each committee member either before or after the action is taken and delivered to the corporation. Action taken by written consent of directors without a meeting is effective when the last director signs the consent, unless the consent specifies a later effective date. Any such written consent shall be inserted in the minute book as if it were the minutes of a Board of Directors or a committee meeting.

SECTION  3.12.  RESIGNATION

     Any director may resign from the Board of Directors or any committee of the Board of Directors at any time by delivering either oral tender of resignation at any meeting of the Board of Directors or any committee, or written notice to the Chairman of the Board or the Board of Directors. Any such resignation is effective upon delivery thereof unless the notice of resignation specifies a later effective date.

SECTION  3.13.  REMOVAL

     At a meeting of stockholders called expressly for that purpose, one or more members of the Board of Directors, including the entire Board of Directors, may be removed with or without cause (unless the Certificate of Incorporation permit removal for cause only) by the holders of the shares entitled to elect the director or directors whose removal is sought if the number of votes cast to remove the director exceeds the number of votes cast not to remove the director.

SECTION  3.14.  VACANCIES

     If a vacancy occurs on the Board of Directors, including a vacancy resulting from an increase in the number of directors, the Board of Directors may fill the vacancy, or, if the directors in office constitute fewer than a quorum of the Board of Directors, they may fill the vacancy by the affirmative vote of a majority of all the directors in office. The stockholders may fill a vacancy only if there are no directors in office. A director elected to fill a vacancy shall serve only until the next election of directors by the stockholders and until their successor is elected and qualified, except as required by law.

SECTION  3.15.  EXECUTIVE  AND  OTHER  COMMITTEES

     (a) CREATION OF COMMITTEES

     The Board of Directors, by resolution adopted by the greater of a majority of the directors then in office and the number of directors required to take action in accordance with these Bylaws, may create standing or temporary committees, including an Executive Committee, and appoint members from its own number and invest such committees with such powers as it may see fit, subject to such conditions as may be prescribed by the Board of Directors, the Certificate of Incorporation, these Bylaws and applicable law. Each committee must have two or more members, who shall serve at the pleasure of the Board of Directors. The Board of Directors may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee.

     (b) AUTHORITY OF COMMITTEES

     Each committee shall have and may exercise all the authority of the Board of Directors to the extent provided in the resolution of the Board of Directors creating the committee and any subsequent resolutions adopted in like manner, except that no such committee shall have the authority to: (1) authorize or approve a distribution except according to a general formula or method prescribed by the Board of Directors; (2) approve or propose to stockholders actions or proposals required by law to be approved by stockholders; (3) fill vacancies on the Board of Directors or any committee thereof; (4) amend the Certificate of Incorporation; (5) adopt, amend or repeal these Bylaws; (6) approve a plan of merger not requiring stockholder approval; or (7) authorize or approve the issuance or sale of contract for sale of shares, or determine the designation and relative rights, preferences and limitations of a class or series of shares except that the Board of Directors may authorize a committee or a senior executive officer of the corporation to do so within limits specifically prescribed by the Board of Directors.

     (c)  MINUTES  OF  MEETINGS

     All committees shall keep regular minutes of their meetings and shall cause them to be recorded in books kept for that purpose.

     (d)  REMOVAL

     The Board of Directors may remove any member of any committee elected or appointed by it but only by the affirmative vote of the greater of a majority of directors then in office and the number of directors required to take action in accordance with these Bylaws.

SECTION  3.16.  COMPENSATION

     The Board of Directors may establish such compensation for, and reimbursement of the expenses of, directors for attendance at meetings of the Board of Directors or committees, or for other services by directors to the corporation, as the Board of Directors may determine.

SECTION  3.17.  RULES

     Except as may be required by the Certificate of Incorporation, these Bylaws or law, the Board of Directors may adopt such special rules and regulations for the conduct of meetings of the Board of Directors and the management of the affairs of the corporation as the directors may deem proper.


                              ARTICLE IV.  OFFICERS

SECTION  4.1.  APPOINTMENT  AND  TERM

     The officers of the corporation shall be those officers appointed from time to time by the Board of Directors or by any other officer empowered to do so. The Board of Directors shall have sole power and authority to appoint executive officers. As used herein, the term "executive officer" shall mean the Chairman of the Board, the President, the chief financial officer and any other officer designated by the Board of Directors as an executive officer. The Board of Directors or the Chairman of the Board may appoint such other officers to hold office for such period, have such authority and perform such duties as may be prescribed. The Board of Directors may delegate to any other officer the power to appoint any subordinate officers and to prescribe their respective terms of office, authority and duties. Any two or more offices may be held by the same person. Unless an officer dies, resigns or is removed from office, he or she shall hold office until his or her successor is appointed.

SECTION  4.2.  RESIGNATION

     Any officer may resign at any time by delivering written notice to the corporation. Any such resignation is effective upon delivery, unless the notice of resignation specifies a later effective date, and, unless otherwise specified, the acceptance of such resignation shall not be necessary to make it effective.

SECTION  4.3.  REMOVAL

     Any officer may be removed, at any time and with or without cause, by the affirmative vote of a majority of the Board of Directors. An officer or assistant officer, if appointed by another officer, may be removed at any time, with or without cause, by any officer authorized to appoint such officer or assistant officer.

SECTION  4.4.  CONTRACT  RIGHTS  OF  OFFICERS

     The  appointment  of  an  officer  does  not itself create contract rights.

SECTION  4.5.  CHAIRMAN  OF  THE  BOARD

     The Chairman of the Board shall preside at all meetings of the stockholders and the Board of Directors. The Chairman shall be responsible for the active management and direction of the business and affairs of the corporation. The Chairman may delegate to any qualified person authority to chair any meeting of the stockholders or Board of Directors, either on a temporary or a permanent basis.

SECTION  4.6.  PRESIDENT

     If appointed, the President shall be the chief executive officer of the corporation, unless otherwise determined by the Board of Directors. In general, the President shall perform all duties incident to the office of President and such other duties as are prescribed by the Board of Directors from time to time. If no Secretary has been appointed, the President shall have responsibility for the preparation of minutes of meetings of the Board of Directors and stockholders and for authentication of the records of the corporation.

SECTION  4.7.  VICE  PRESIDENT

     Vice Presidents shall perform such duties as from time to time may be assigned to them by the Chairman, President or by or at the direction of the Board of Directors.

SECTION  4.8.  SECRETARY

     If appointed, the Secretary shall be responsible for preparation of minutes of the meetings of the Board of Directors and stockholders, maintenance of the corporation records and stock registers, and authentication of the corporation's records, and shall in general perform all duties incident to the office of Secretary and such other duties as from time to time may be assigned to him or her by the Chairman, President or by or at the direction of the Board of Directors. In the absence of the Secretary, an Assistant Secretary may perform the duties of the Secretary.

SECTION  4.9.  TREASURER

     If appointed, the Treasurer shall have charge and custody of and be responsible for all funds and securities of the corporation, receive and give receipts for moneys due and payable to the corporation from any source whatsoever, and deposit all such moneys in the name of the corporation in banks, trust companies or other depositories selected in accordance with the provisions of these Bylaws, and in general perform all the duties incident to the office of Treasurer and such other duties as from time to time may be assigned to him or her by the President or by or at the direction of the Board of Directors. In the absence of the Treasurer, an Assistant Treasurer may perform the duties of the Treasurer.

SECTION  4.10.  SALARIES

     The salaries of the officers shall be fixed from time to time by the Board of Directors or a committee of the Board of Directors or by any person or persons to whom the Board of Directors has delegated such authority. No officer shall be prevented from receiving such salary by reason of the fact that he or she is also a director of the corporation.

                ARTICLE V.  CONTRACTS, LOANS, CHECKS AND DEPOSITS

SECTION 5.1. EXECUTION OF DOCUMENTS AND ACTION WITH RESPECT TO SECURITIES OF OTHER CORPORATIONS.

     The Chairman shall have and is hereby given, full power and authority, except as otherwise required by law or directed by the Board of Directors, (a) to execute, on behalf of the corporation, (i) all duly authorized contracts, agreements, deeds, conveyances or other obligations of the corporation, and (ii) all applications, consents, proxies and other powers of attorney, stock certificates and other documents and instruments, and (b) to vote and otherwise act on behalf of the corporation, in person or by proxy, at any meeting of the stockholders (or with respect to any action of such stockholders) of any other entity in which the corporation may hold securities and otherwise to exercise any and all rights and powers which the corporation may possess by reason of its ownership of securities of such other entity. The Chairman may delegate in writing to other officers, employees and agents of the corporation, the power and authority to take any action that the Chairman is authorized to take under this Section 5.1, with such limitations as the Chairman may specify. Such authority so delegated by the Chairman shall not be redelegated by the person to whom such execution authority has been delegated.

SECTION  5.2.  LOANS  TO  THE  CORPORATION

     No loans shall be contracted on behalf of the corporation and no evidences of indebtedness shall be issued in its name unless authorized by a resolution of the Board of Directors. Such authority may be general or confined to specific instances.

SECTION  5.3.  CHECKS,  DRAFTS,  ETC.

     All checks, drafts or other orders for the payment of money, notes or other evidences of indebtedness issued in the name of the corporation shall be signed by such officer or officers, or agent or agents, of the corporation and in such manner as is from time to time determined by resolution of the Board of Directors.

SECTION  5.4.  DEPOSITS

     All funds of the corporation not otherwise employed shall be deposited from time to time to the credit of the corporation in such banks, trust companies or other depositories as the Board of Directors may authorize.


             ARTICLE VI.  CERTIFICATES FOR SHARES AND THEIR TRANSFER

SECTION  6.1.  ISSUANCE  OF  SHARES

     No shares of the corporation shall be issued unless authorized by the Board of Directors, or by a committee designated by the Board to the extent such committee is empowered to do so.

SECTION  6.2.  CERTIFICATES  FOR  SHARES

     Certificates representing shares of the corporation shall be signed, either manually or in facsimile, by the Chairman or the President and by the Treasurer or any Assistant Treasurer or the Secretary or any Assistant Secretary and shall include on their face written notice of any restrictions that may be imposed on the transferability of such shares. All certificates shall be consecutively numbered or otherwise identified and shall exhibit the holder's name and the number of shares. Any or all of the signatures and the seal of the corporation, if any, upon such certificates may be facsimiles, engraved or printed.

SECTION  6.3.  STOCK  RECORDS

     The stock transfer books shall be kept at the principal office at the corporation or at the office of the corporation's transfer agent or registrar. The name and address of each person to whom certificates for shares are issued, together with the class and number of shares represented by each such certificate and the date of issue thereof, shall be entered on the stock transfer books of the corporation. The person in whose name shares stand on the books of the corporation shall be deemed by the corporation to be the owner thereof for all purposes.

SECTION  6.4.  RESTRICTION  ON  TRANSFER

     Except to the extent that the corporation has obtained an opinion of counsel acceptable to the corporation that transfer restrictions are not required under applicable securities laws, or has otherwise satisfied itself that such transfer restrictions are not required, all certificates representing shares of the corporation shall bear a legend on the face of the certificate, or on the reverse of the certificate if a reference to the legend is contained on the face, which reads substantially as follows:

     THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR APPLICABLE STATE SECURITIES LAWS, AND NO INTEREST MAY BE SOLD, DISTRIBUTED, ASSIGNED, OFFERED, PLEDGED OR OTHERWISE TRANSFERRED UNLESS (A) THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS COVERING ANY SUCH TRANSACTION INVOLVING SAID SECURITIES, (B) THIS CORPORAZTION RECEIVES AN OPINION OF LEGAL COUNSEL FOR THE HOLDER OF THESE SECURITIES SATISFACTORY TO THIS CORPORATION STATING THAT SUCH TRANSACTION IS EXEMPT FROM REGISTRATION, OR (C) THIS CORPORATION OTHERWISE SATISFIES ITSELF THAT SUCH TRANSACTION IS EXEMPT FROM REGISTRATION.

SECTION  6.5.  TRANSFER  OF  SHARES

     The transfer of shares of the corporation shall be made only on the stock transfer books of the corporation pursuant to authorization or document of transfer made by the holder of record thereof or by his or her legal representative, who shall furnish proper evidence of authority to transfer, or by his or her attorney-in-fact authorized by power of attorney duly executed and filed with the Secretary of the corporation. All certificates surrendered to the corporation for transfer shall be canceled and no new certificate shall be issued until the former certificates for a like number of shares shall have been surrendered and canceled.

SECTION  6.6.  LOST,  STOLEN  OR  DESTROYED  CERTIFICATES

     In the case of a lost, stolen or destroyed certificate, a new certificate may be issued in its place upon such terms and indemnity to the corporation as the Board of Directors may prescribe. In the absence of any specific direction from the Board of Directors, the Secretary may direct a new certificate to be issued in place of any certificate or certificates theretofore issued by the corporation alleged to have been lost, stolen or destroyed, upon the making of an affidavit of that fact, satisfactory to the Secretary, by the person claiming the certificate of stock to be lost, stolen or destroyed. As a condition precedent to the issuance of a new certificate or certificates, the Secretary may require the owner of such lost, stolen or destroyed certificate or certificates to give the corporation a bond in such sum and with such surety or sureties as the Secretary may direct as indemnity against any claims that may be made against the corporation with respect to the certificate or certificates alleged to have been lost, stolen or destroyed or the issuance of the new certificate or certificates.


                         ARTICLE VII.  BOOKS AND RECORDS

SECTION  7.1.  BOOKS  AND  RECORDS  ON  FILE

     The  corporation  shall:

     (a) Keep as permanent records minutes of all meetings of its stockholders and the Board of Directors, and any committee thereof, a record of all actions taken by the stockholders or the Board of Directors, or any committee thereof, without a meeting;

     (b)  Maintain appropriate accounting records;

     (c) Maintain a record of its stockholders, in a form that permits preparation of a list of the names and addresses of all stockholders, in alphabetical order by class of shares showing the number and class of shares held by each; provided, however, such record may be maintained by an agent of the corporation;

     (d) Maintain its records in written form or in another form capable of conversion into written form within a reasonable time;

     (e)  Keep a copy of the following records at its principal office:

          1. the Certificate of Incorporation and all amendments thereto as currently in effect;
          2.   these  Bylaws  and all amendments thereto as currently in effect;
          3. the minutes of all meetings of stockholders and records of all action taken by stockholders without a meeting, for the past three fiscal years;
          4. the financial statements of the corporation, for the past three fiscal years;
          5. all written communications to stockholders generally within the past three fiscal years;
          6. a list of the names and business addresses of the current directors and executive officers; and
          7. the most recent annual report delivered to the Secretary of State.

SECTION  7.2.  RELIANCE  ON  BOOKS  AND  RECORDS

     Each director, each member of a committee designated by the Board of Directors, and each officer of the corporation shall, in the performance of his or her duties, be fully protected by relying in good faith upon the records of the corporation and upon such information, opinions, reports or statements presented to the corporation by any of the corporation's officers or employees, or committees of the Board of Directors, or by any other person as to matters the director, committee member or officer believes are within such other person's professional or expert competence and who has been selected with reasonable care by or on behalf of the corporation.


                         ARTICLE VIII.  ACCOUNTING YEAR

     The accounting year of the corporation shall be the calendar year, provided that if a different accounting year is at any time selected by the Board of Directors for purposes of federal income taxes, or any other purpose, the accounting year shall be the year so selected.


                           ARTICLE IX.  CORPORATE SEAL

     The Board of Directors may provide for a corporate seal that shall consist of the name of the corporation, the state of its incorporation, and the year of its incorporation. The seal may be used by causing it or a facsimile of it to be impressed or affixed or reproduced.


                           ARTICLE X.  INDEMNIFICATION

SECTION  10.1.  RIGHT  TO  INDEMNIFICATION

     Each person who was, is or is threatened to be made a party to or is otherwise involved (including, without limitation, as a witness) in any threatened, pending or completed action, suit, claim or proceeding, whether civil, criminal, administrative or investigative and whether formal or informal (hereinafter a "proceedings"), by reason of the fact that he or she is or was a director or officer of the corporation or, that being or having been such a director or officer of the corporation, he or she is or was serving at the request of the corporation as a director, officer, partner, trustee, employee or agent of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise (hereafter an "indemnitee"), whether the basis of a proceeding is alleged action in an official capacity or in any other capacity while serving as such a director, officer, partner, trustee, employee or agent, shall be indemnified and held harmless by the corporation to the fullest extent authorized by the Delaware General Corporation Law, as the same exists or may hereafter be amended (but, in the case of any such amendment, only to the extent that such amendment permits the corporation to provide broader indemnification rights than such law permitted the corporation to provide prior to such amendment), against all losses, claims, damages (compensatory, exemplary, punitive or otherwise), liabilities and expenses (including attorneys' fees, costs, judgments, fines, ERISA excise taxes or penalties, amounts to be paid in settlement and any other expenses) actually and reasonably incurred or suffered by such indemnitee in connection therewith and such indemnification shall continue as to an indemnitee who has ceased to be a director or officer of the Corporation or a director, officer, partner, trustee, employee or agent of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise and shall inure to the benefit of the indemnitee's heirs, executors and administrators. Except as provided in Section
10.4 of this Article X with respect to proceedings seeking to enforce rights to indemnification, the corporation shall indemnify any such indemnitee in connection with a proceeding (or part thereof) initiated by such indemnitee only if a proceeding (or part thereof) was authorized or ratified by the Board of Directors. The right to indemnification conferred in this Article X shall be a contract right.

SECTION  10.2.  RESTRICTIONS  ON  INDEMNIFICATION

     No indemnification shall be provided to any such indemnitee for acts or omissions of the indemnitee (a) if the indemnitee did not (i) act in good faith and in a manner the indemnitee reasonably believed to be in or not opposed to the best interests of the corporation, and (ii) with respect to any criminal action or proceeding, have reasonable cause to believe the indemnitee's conduct was unlawful or (b) if the corporation is otherwise prohibited by applicable law from paying such indemnification. Notwithstanding the foregoing, if the Delaware General Corporation Law is hereafter amended, the restrictions on indemnification set forth in this Section 10.2 shall be as set forth in such amended statutory provision.

SECTION  10.3.  ADVANCEMENT  OF  EXPENSES

The right to indemnification conferred in this Article X shall include the right to be paid by the corporation the expenses reasonably incurred in defending any proceeding in advance of its final disposition (hereinafter an "advancement of expenses"). As advancement of expenses shall be made upon delivery to the corporation of an undertaking (hereinafter an "undertaking"), by or on behalf of such indemnitee, to repay all amounts so advanced if it shall ultimately be determined by final judicial decision from which there is no further right to appeal that such indemnitee is not entitled to be indemnified.

SECTION  10.4.  RIGHT  OF  INDEMNITEE  TO  BRING  SUIT

If a claim under Section 10.1 or 10.3 of this Article X is not paid in full by the corporation within sixty (60) days after a written claim has been received by the corporation, except in the case of a claim for an advancement of expenses, in which case the applicable period shall be twenty (20) days, the indemnitee may at any time thereafter bring suit against the corporation to recover the unpaid amount of the claim. If successful in whole or in part, in any such suit or in a suit brought by the corporation to recover an advancement of expenses pursuant to the terms of the undertaking, the indemnitee shall be entitled to be paid also the expense of litigating such suit. The indemnitee shall be presumed to be entitled to indemnification under this Section 10.4 upon submission of a written claim (and, in an action brought to enforce a claim for an advancement of expenses, when the required undertaking has been tendered to the corporation) and thereafter the corporation shall have the burden of proof to overcome the presumption that the indemnitee is so entitled.

SECTION  10.5.  NONEXCLUSIVITY  OF  RIGHTS

The  right  to indemnification and the advancement of expenses conferred in this
Article X shall not be exclusive of any other right that any person may have or hereafter acquire under any statute, provision of the Certificate of Incorporation or Bylaws of the corporation, general or specific action of the Board of Directors or stockholders, contract or otherwise.

SECTION  10.6.  INSURANCE,  CONTRACTS  AND  FUNDING

The corporation may maintain insurance, at its expense, to protect itself and any director, officer, partner, trustee, employee or agent of the corporation or another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise against any expense, liability or loss, whether or not the corporation would have the authority or right to indemnify such person against such expense, liability or loss under the Delaware General Corporation Law or other law. The corporation may enter into contracts with any director, officer, partner, trustee, employee or agent of the corporation in furtherance of the provisions of this Article X and may create a trust fund, grant a security interest, or use other means (including, without limitation, a letter of credit) to ensure the payment of such amounts as may be necessary to effect indemnification as provided in this Article X.

SECTION  10.7.  IDENTIFICATION  OF  EMPLOYEES  AND  AGENTS  OF  THE  CORPORATION

     In addition to the rights of indemnification set forth in Section 10.1 of this Article X, the corporation may, by action of the Board of Directors, grant rights to indemnification and advancement of expenses to employees and agents or any class or group of employees and agents of the corporation (a) with the same scope and effect as the provisions of this Section 10.7 with respect to indemnification and the advancement of expenses of directors and officers of the corporation; (b) pursuant to rights granted or provided by the Delaware General Corporation Law; or (c) as are otherwise consistent with law.

SECTION  10.8.  PERSONS  SERVING  OTHER  ENTITIES

Any person who, while a director or officer of the corporation, is or was serving (a) as a director, officer, employee or agent of another corporation of which a majority of the shares entitled to vote in the election of its directors is held by the corporation or (b) as a partner, trustee or otherwise in an executive or management capacity in a partnership, joint venture, trust, employee benefit plan or other enterprise of which the corporation or a majority owned subsidiary of the corporation is a general partner or has a majority ownership shall conclusively be deemed to be so serving at the request of the corporation and entitled to indemnification and the advancement of expenses under Sections 10.1 and 10.3 of this Article X.

SECTION  10.9.  EFFECT  OF  AMENDMENT

     Any amendment, repeal or modification of any provision of this Article X by the stockholders or the Board of Directors of the corporation shall not adversely affect any right or protection of a director or officer of the corporation existing at the time of such amendment, repeal or modification.


                      ARTICLE XI.  LIMITATION OF LIABILITY

     To the full extent that the Delaware General Corporation Law, as it exists on the date hereof or may hereafter be amended, permits the limitation or elimination of the liability of any person who would be considered an indemnitee under Article X, an indemnitee of the corporation shall not be liable to the corporation or its stockholders for monetary damages for conduct in the capacity based upon which such person is considered an indemnitee. Any amendments to or repeal of this Article XI shall not adversely affect any right or protection of any indemnitee of the corporation for or with respect to any acts or omissions of such indemnitee occurring prior to such amendment or repeal.

                           ARTICLE XII.  TIME PERIODS

     In applying any provision of these Bylaws that require that an act be done or not be done a specified number of days prior to an event or that an act be done during a period of a specified number of days prior to an event, calendar days shall be used, the day of the doing of the act shall be excluded, and the day of the event shall be included.


                            ARTICLE XIII.  AMENDMENTS

     These Bylaws may be altered, amended or repealed and new Bylaws may be adopted by the Board of Directors, except that the Board of Directors may not repeal or amend any Bylaw that the stockholders have expressly provided. The stockholders may also alter, amend and repeal these Bylaws or adopt new Bylaws. All Bylaws made by the Board of Directors may be amended, repealed, altered or modified by the stockholders.

     The foregoing Bylaws were adopted by the Board of Directors on __________.



                              ----------------------------------

                              Name:
                                     ---------------------------

                              Title:     Secretary
                                     ---------------------------

                                   APPENDIX G
                                   ----------

                    WASHINGTON STATUTES RE DISSENTERS' RIGHTS
                              (RCW Chapter 23B.13)


SECTIONS
-------------------------------------------------------------------------
23B.13.010     Definitions.
23B.13.020     Right to dissent.
23B.13.030     Dissent by nominees and beneficial owners.
23B.13.200     Notice of dissenters' rights.
23B.13.210     Notice of intent to demand payment.
23B.13.220     Dissenters' notice.
23B.13.230     Duty to demand payment.
23B.13.240     Share restrictions.
23B.13.250     Payment.
23B.13.260     Failure to take action.
23B.13.270     After-acquired shares.
23B.13.280     Procedure if shareholder dissatisfied with payment or offer.
23B.13.300     Court action.
23B.13.310     Court costs and counsel fees.


RCW 23B.13.010 - DEFINITIONS.
----------------------------

As used in this chapter:
     (1) "Corporation" means the issuer of the shares held by a dissenter before the corporate action, or the surviving or acquiring corporation by merger or share exchange of that issuer.
     (2) "Dissenter" means a shareholder who is entitled to dissent from corporate action under RCW 23B.13.020 and who exercises that right when and in the manner required by RCW 23B.13.200 through 23B.13.280.
     (3) "Fair value," with respect to a dissenter's shares, means the value of the shares immediately before the effective date of the corporate action to which the dissenter objects, excluding any appreciation or depreciation in anticipation of the corporate action unless exclusion would be inequitable.
     (4) "Interest" means interest from the effective date of the corporate action until the date of payment, at the average rate currently paid by the corporation on its principal bank loans or, if none, at a rate that is fair and equitable under all the circumstances.
     (5) "Record shareholder" means the person in whose name shares are registered in the records of a corporation or the beneficial owner of shares to the extent of the rights granted by a nominee certificate on file with a corporation.
     (6) "Beneficial shareholder" means the person who is a beneficial owner of shares held in a voting trust or by a nominee as the record shareholder.
     (7) "Shareholder" means the record shareholder or the beneficial shareholder.

[1989 c 165 Sec. 140.]

RCW 23B.13.020 - RIGHT TO DISSENT.
---------------------------------

     (1) A shareholder is entitled to dissent from, and obtain payment of the fair value of the shareholder's shares in the event of, any of the following corporate actions:
          (a) Consummation of a plan of merger to which the corporation is a party (i) if shareholder approval is required for the merger by RCW 23B.11.030, 23B.11.080, or the articles of incorporation and the shareholder is entitled to vote on the merger, or (ii) if the corporation is a subsidiary that is merged with its parent under RCW 23B.11.040;
          (b) Consummation of a plan of share exchange to which the corporation is a party as the corporation whose shares will be acquired, if the shareholder is entitled to vote on the plan;
          (c) Consummation of a sale or exchange of all, or substantially all, of the property of the corporation other than in the usual and regular course of business, if the shareholder is entitled to vote on the sale or exchange, including a sale in dissolution, but not including a sale pursuant to court order or a sale for cash pursuant to a plan by which all or substantially all of the net proceeds of the sale will be distributed to the shareholders within one year after the date of sale;
          (d) An amendment of the articles of incorporation that materially reduces the number of shares owned by the shareholder to a fraction of a share if the fractional share so created is to be acquired for cash under RCW 23B.06.040; or
          (e) Any corporate action taken pursuant to a shareholder vote to the extent the articles of incorporation, bylaws, or a resolution of the board of directors provides that voting or nonvoting shareholders are entitled to dissent and obtain payment for their shares.

     (2) A shareholder entitled to dissent and obtain payment for the shareholder's shares under this chapter may not challenge the corporate action creating the shareholder's entitlement unless the action fails to comply with the procedural requirements imposed by this title, RCW 25.10.900 through 25.10.955, the articles of incorporation, or the bylaws, or is fraudulent with respect to the shareholder or the corporation.
     (3) The right of a dissenting shareholder to obtain payment of the fair value of the shareholder's shares shall terminate upon the occurrence of any one of the following events:
          (a) The proposed corporate action is abandoned or rescinded;
          (b) A court having jurisdiction permanently enjoins or sets aside the corporate action; or
          (c) The shareholder's demand for payment is withdrawn with the written consent of the corporation.

[1991 c 269 Sec. 37; 1989 c 165 Sec. 141.]

RCW 23B.13.030 - DISSENT BY NOMINEES AND BENEFICIAL OWNERS.
----------------------------------------------------------

     (1) A record shareholder may assert dissenters' rights as to fewer than all the shares registered in the shareholder's name only if the shareholder dissents with respect to all shares beneficially owned by any one person and notifies the corporation in writing of the name and address of each person on whose behalf the shareholder asserts dissenters' rights. The rights of a partial dissenter under this subsection are determined as if the shares as to which the dissenter dissents and the dissenter's other shares were registered in the names of different shareholders.
     (2) A beneficial shareholder may assert dissenters' rights as to shares held on the beneficial shareholder's behalf only if:

          (a) The beneficial shareholder submits to the corporation the record shareholder's written consent to the dissent not later than the time the beneficial shareholder asserts dissenters' rights; and
          (b) The beneficial shareholder does so with respect to all shares of which such shareholder is the beneficial shareholder or over which such shareholder has power to direct the vote.

[1989 c 165 Sec. 142.]

RCW 23B.13.200 - NOTICE OF DISSENTERS' RIGHTS.
---------------------------------------------

     (1) If proposed corporate action creating dissenters' rights under RCW 23B.13.020 is submitted to a vote at a shareholders' meeting, the meeting notice must state that shareholders are or may be entitled to assert dissenters' rights under this chapter and be accompanied by a copy of this chapter.
     (2) If corporate action creating dissenters' rights under RCW 23B.13.020 is taken without a vote of shareholders, the corporation, within ten days after [the] effective date of such corporate action, shall notify in writing all shareholders entitled to assert dissenters' rights that the action was taken and send them the dissenters' notice described in RCW 23B.13.220.

[1989 c 165 Sec. 143.]

RCW 23B.13.210 - NOTICE OF INTENT TO DEMAND PAYMENT.
---------------------------------------------------

     (1) If proposed corporate action creating dissenters' rights under RCW 23B.13.020 is submitted to a vote at a shareholders' meeting, a shareholder who wishes to assert dissenters' rights must (a) deliver to the corporation before the vote is taken written notice of the shareholder's intent to demand payment for the shareholder's shares if the proposed action is effected, and (b) not vote such shares in favor of the proposed action.

     (2) A shareholder who does not satisfy the requirements of subsection (1) of this section is not entitled to payment for the shareholder's shares under this chapter.

[1989 c 165 Sec. 144.]

RCW 23B.13.220 - DISSENTERS' NOTICE.
-----------------------------------

     (1) If proposed corporate action creating dissenters' rights under RCW 23B.13.020 is authorized at a shareholders' meeting, the corporation shall deliver a written dissenters' notice to all shareholders who satisfied the requirements of RCW 23B.13.210.
     (2) The dissenters' notice must be sent within ten days after the effective date of the corporate action, and must:
          (a) State where the payment demand must be sent and where and when certificates for certificated shares must be deposited;
          (b) Inform holders of uncertificated shares to what extent transfer of the shares will be restricted after the payment demand is received;
          (c) Supply a form for demanding payment that includes the date of the first announcement to news media or to shareholders of the terms of the proposed corporate action and requires that the person asserting dissenters' rights certify whether or not the person acquired beneficial ownership of the shares before that date;
          (d) Set a date by which the corporation must receive the payment demand, which date may not be fewer than thirty nor more than sixty days after the date the notice in subsection (1) of this section is delivered; and
          (e) Be accompanied by a copy of this chapter.

[1989 c 165 Sec. 145.]

RCW 23B.13.230 - DUTY TO DEMAND PAYMENT.
---------------------------------------

     (1) A shareholder sent a dissenters' notice described in RCW 23B.13.220 must demand payment, certify whether the shareholder acquired beneficial ownership of the shares before the date required to be set forth in the dissenters' notice pursuant to RCW 23B.13.220(2)(c), and deposit the shareholder's certificates in accordance with the terms of the notice.
     (2) The shareholder who demands payment and deposits the shareholder's share certificates under subsection (1) of this section retains all other rights of a shareholder until the proposed corporate action is effected.
     (3) A shareholder who does not demand payment or deposit the shareholder's share certificates where required, each by the date set in the dissenters' notice, is not entitled to payment for the shareholder's shares under this chapter.

[1989 c 165 Sec. 146.]

RCW 23B.13.240 - SHARE RESTRICTIONS.
-----------------------------------

     (1) The corporation may restrict the transfer of uncertificated shares from the date the demand for their payment is received until the proposed corporate action is effected or the restriction is released under RCW 23B.13.260.
     (2) The person for whom dissenters' rights are asserted as to uncertificated shares retains all other rights of a shareholder until the effective date of the proposed corporate action.

[1989 c 165 Sec. 147.]

RCW 23B.13.250 - PAYMENT.
------------------------

     (1) Except as provided in RCW 23B.13.270, within thirty days of the later of the effective date of the proposed corporate action, or the date the payment demand is received, the corporation shall pay each dissenter who complied with RCW 23B.13.230 the amount the corporation estimates to be the fair value of the shareholder's shares, plus accrued interest.
     (2) The payment must be accompanied by:

          (a) The corporation's balance sheet as of the end of a fiscal year ending not more than sixteen months before the date of payment, an income statement for that year, a statement of changes in shareholders' equity for that year, and the latest available interim financial statements, if any;
          (b) An explanation of how the corporation estimated the fair value of the shares;
          (c) An explanation of how the interest was calculated;
          (d) A statement of the dissenter's right to demand payment under RCW 23B.13.280; and
          (e) A copy of this chapter.

[1989 c 165 Sec. 148.]

RCW 23B.13.260 - FAILURE TO TAKE ACTION.
---------------------------------------

     (1) If the corporation does not effect the proposed action within sixty days after the date set for demanding payment and depositing share certificates, the corporation shall return the deposited certificates and release any transfer restrictions imposed on uncertificated shares.
     (2) If after returning deposited certificates and releasing transfer restrictions, the corporation wishes to undertake the proposed action, it must send a new dissenters' notice under RCW 23B.13.220 and repeat the payment demand procedure.

[1989 c 165 Sec. 149.]

RCW 23B.13.270 - AFTER-ACQUIRED SHARES.
--------------------------------------

     (1) A corporation may elect to withhold payment required by RCW 23B.13.250 from a dissenter unless the dissenter was the beneficial owner of the shares before the date set forth in the dissenters' notice as the date of the first announcement to news media or to shareholders of the terms of the proposed corporate action.
     (2) To the extent the corporation elects to withhold payment under subsection (1) of this section, after taking the proposed corporate action, it shall estimate the fair value of the shares, plus accrued interest, and shall pay this amount to each dissenter who agrees to accept it in full satisfaction of the dissenter's demand. The corporation shall send with its offer an explanation of how it estimated the fair value of the shares, an explanation of how the interest was calculated, and a statement of the dissenter's right to demand payment under RCW 23B.13.280.

[1989 c 165 Sec. 150.]

RCW 23B.13.280 - PROCEDURE IF SHAREHOLDER DISSATISFIED WITH PAYMENT OR OFFER.
----------------------------------------------------------------------------

     (1) A dissenter may notify the corporation in writing of the dissenter's own estimate of the fair value of the dissenter's shares and amount of interest due, and demand payment of the dissenter's estimate, less any payment under RCW 23B.13.250, or reject the corporation's offer under RCW 23B.13.270 and demand payment of the dissenter's estimate of the fair value of the dissenter's shares and interest due, if:
          (a) The dissenter believes that the amount paid under RCW 23B.13.250 or offered under RCW 23B.13.270 is less than the fair value of the dissenter's shares or that the interest due is incorrectly calculated;
          (b) The corporation fails to make payment under RCW 23B.13.250 within sixty days after the date set for demanding payment; or
          (c) The corporation does not effect the proposed action and does not return the deposited certificates or release the transfer restrictions imposed on uncertificated shares within sixty days after the date set for demanding payment.
     (2) A dissenter waives the right to demand payment under this section unless the dissenter notifies the corporation of the dissenter's demand in writing under subsection (1) of this section within thirty days after the corporation made or offered payment for the dissenter's shares.

[1989 c 165 Sec. 151.]

RCW 23B.13.300 - COURT ACTION.
-----------------------------

     (1) If a demand for payment under RCW 23B.13.280 remains unsettled, the corporation shall commence a proceeding within sixty days after receiving the payment demand and petition the court to determine the fair value of the shares and accrued interest. If the corporation does not commence the proceeding within the sixty-day period, it shall pay each dissenter whose demand remains unsettled the amount demanded.
     (2) The corporation shall commence the proceeding in the superior court of the county where a corporation's principal office, or, if none in this state, its registered office, is located. If the corporation is a foreign corporation without a registered office in this state, it shall commence the proceeding in the county in this state where the registered office of the domestic corporation merged with or whose shares were acquired by the foreign corporation was located.
     (3) The corporation shall make all dissenters, whether or not residents of this state, whose demands remain unsettled, parties to the proceeding as in an action against their shares and all parties must be served with a copy of the petition. Nonresidents may be served by registered or certified mail or by publication as provided by law.
     (4) The corporation may join as a party to the proceeding any shareholder who claims to be a dissenter but who has not, in the opinion of the corporation, complied with the provisions of this chapter. If the court determines that such shareholder has not complied with the provisions of this chapter, the shareholder shall be dismissed as a party.
     (5) The jurisdiction of the court in which the proceeding is commenced under subsection (2) of this section is plenary and exclusive. The court may appoint one or more persons as appraisers to receive evidence and recommend decision on the question of fair value. The appraisers have the powers described in the order appointing them, or in any amendment to it. The dissenters are entitled to the same discovery rights as parties in other civil proceedings.
     (6) Each dissenter made a party to the proceeding is entitled to judgment
(a) for the amount, if any, by which the court finds the fair value of the dissenter's shares, plus interest, exceeds the amount paid by the corporation, or (b) for the fair value, plus accrued interest, of the dissenter's after-acquired shares for which the corporation elected to withhold payment under RCW 23B.13.270.

[1989 c 165 Sec. 152.]

RCW 23B.13.310 - COURT COSTS AND COUNSEL FEES.
---------------------------------------------

     (1) The court in a proceeding commenced under RCW 23B.13.300 shall determine all costs of the proceeding, including the reasonable compensation and expenses of appraisers appointed by the court. The court shall assess the costs against the corporation, except that the court may assess the costs against all or some of the dissenters, in amounts the court finds equitable, to the extent the court finds the dissenters acted arbitrarily, vexatiously, or not in good faith in demanding payment under RCW 23B.13.280.
     (2) The court may also assess the fees and expenses of counsel and experts for the respective parties, in amounts the court finds equitable:
          (a) Against the corporation and in favor of any or all dissenters if the court finds the corporation did not substantially comply with the requirements of RCW 23B.13.200 through 23B.13.280; or
          (b) Against either the corporation or a dissenter, in favor of any other party, if the court finds that the party against whom the fees and expenses are assessed acted arbitrarily, vexatiously, or not in good faith with respect to the rights provided by chapter 23B.13 RCW.
     (3) If the court finds that the services of counsel for any dissenter were of substantial benefit to other dissenters similarly situated, and that the fees for those services should not be assessed against the corporation, the court may award to these counsel reasonable fees to be paid out of the amounts awarded the dissenters who were benefited.

[1989 c 165 Sec. 153.]

PROXY     THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
                          HIENERGY TECHNOLOGIES, INC.
                 ANNUAL MEETING OF STOCKHOLDERS - OCTOBER 10, 2002

The undersigned stockholder(s) of HIENERGY TECHNOLOGIES, INC., a Washington corporation (the "Company"), hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and the Proxy Statement, and hereby appoints Dr. Bogdan Maglich and Mr. Gregory Gilbert or either of them (but in the case of a matter where Dr. Maglich is not eligible to vote, such as Proposal Nos. 3 and 4, solely Mr. Gregory Gilbert), as proxies and attorneys-in-fact with full power to each of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the Annual Meeting of Stockholders of the Company to be held on October 10, 2002, or at any adjournment(s) or postponement(s) thereof, and to vote all shares of Common Stock that the undersigned would be entitled to vote if then and there personally present, on the matters set forth below:

THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS A VOTE "FOR" THE PROPOSALS DESCRIBED IN THE PROXY STATEMENT. IF A PROXY IS SIGNED AND DATED BUT NOT MARKED, YOU WILL BE DEEMED TO HAVE VOTED "FOR" THE PROPOSALS DESCRIBED IN THE PROXY STATEMENT.

PROPOSAL NO. 1 - TO ELECT FIVE DIRECTORS, EACH TO HOLD OFFICE FOR ONE, TWO OR THREE YEARS AND UNTIL HIS SUCCESSOR SHALL HAVE BEEN ELECTED AND QUALIFIED.


     Nominees:  Class I - One Year Term  Class II - Two Year Term  Class III - Three Year Term
                -----------------------  ------------------------  ---------------------------
                    Barry Alter             Gregory F. Gilbert          Bogdan C. Maglich
                    Richard F. Alden          Harb Al Zuhair

     [ ] For the Nominees Listed above (except as indicated below)
     [ ] Withhold Authority to Vote for All Nominees

     Instruction: To withhold authority to vote for any Nominee, write that Nominee's name on the line immediately below.

     ---------------------------------------------------------------------------

PROPOSAL NO. 2 - TO RATIFY THE BOARD OF DIRECTORS' APPOINTMENT OF SINGER LEWAK GREENBAUM & GOLDSTEIN LLP AS THE COMPANY'S INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING APRIL 30, 2003.

    [ ]  For         [ ]  Against    [ ]  Abstain

PROPOSAL NO. 3 - TO RATIFY THE BOARD OF DIRECTORS' GRANT OF A STOCK OPTION TO DR. BOGDAN MAGLICH TO PURCHASE 2,482,011 SHARES OF COMMON STOCK OF THE COMPANY AT $0.134 PER SHARE.

    [ ]  For         [ ]  Against    [ ]  Abstain

PROPOSAL NO. 4 - TO RATIFY THE BOARD OF DIRECTORS' APPROVAL OF HIENERGY TECHNOLOGIES' EMPLOYMENT AGREEMENT, AS AMENDED, WITH DR. BOGDAN MAGLICH, INCLUDING THE ISSUANCE OF ADDITIONAL STOCK OPTIONS TO DR. MAGLICH DURING THE TERM OF HIS EMPLOYMENT AGREEMENT.

    [ ]  For         [ ]  Against    [ ]  Abstain

PROPOSAL NO. 5 - TO RATIFY THE BOARD OF DIRECTORS' GRANT OF A STOCK OPTION TO MR. ISAAC YEFFET TO PURCHASE 1,000,000 SHARES OF COMMON STOCK OF THE COMPANY AT $1.00 PER SHARE.

    [ ]  For         [ ]  Against    [ ]  Abstain

PROPOSAL NO. 6 - TO ADOPT AND APPROVE THE AGREEMENT AND PLAN OF MERGER TO EFFECT A CHANGE IN DOMICILE OF THE COMPANY FROM WASHINGTON TO DELAWARE.

    [ ]  For         [ ]  Against    [ ]  Abstain



                   CONTINUED AND TO BE SIGNED ON REVERSE SIDE

NOTE: THIS PROXY SHOULD BE MARKED, DATED AND SIGNED BY EACH STOCKHOLDER EXACTLY AS HIS OR HER OR ITS NAME APPEARS ON THE STOCK CERTFICATE(S), AND RETURNED IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder(s). If you do not sign and return this proxy or attend the meeting and vote by ballot, your shares cannot be voted. If you wish to vote in accordance with the Board of Directors' recommendations, just sign where indicated. You need not mark any boxes.

When shares of Common Stock are held of record by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name as its authorized officer. If a partnership, please sign in partnership name as its authorized person.



      DATED:                    , 2002.
            --------------------


      --------------------------------------------------------------------------
      Print name(s) exactly as shown on Stock Certificate


      --------------------------------            ------------------------------
      Signature (and Title, if any)               Signature (if held jointly)